Exhibit 10.9

999 BRANNAN STREET

BASIC LEASE INFORMATION

The Basic Lease Information set forth below is part of the Lease.

Lease Date: (Introduction)	May 1, 1998

Landlord: (Introduction)	Dolby Properties, LLC

Tenant: (Introduction)	Dolby Laboratories Inc

Premises:	Suite Numbers: 218, 219, 221, 222, 224, 225, 226, 227, 228, 229, 230, 231, 232, 233 as indicated in Exhibit A

Building:	999 Brannan Street, San Francisco, California

Rentable Area of Premises: (Paragraph 1.1)	Approximately 10,340 square feet.

Rentable Area of Building: (Paragraph 1.2)	Approximately 134,280 square feet.

Tenant’s Pro Rata Share: (Paragraph 1.8)	Seven and 70/100th Percent (7.70%).

Term: (Paragraph 3)	Month to Month

Commencement Date: (Paragraph 3)	May 1, 1998

Base Rent: (Paragraph 4.1.1)	$26.00 per square foot per year ($22,403.33 per month)

Base Year: (Paragraph 1.1)	1999

Use: (Paragraph 6.1)	General business office purposes typically associated with the multi-media industry

Security Deposit: (Paragraph 21)	None

Guarantor: (Paragraph 23)	None

Landlord’s Address for Notices: (Paragraph 25.4)	Dolby Properties, LLC 100 Potrero Avenue San Francisco, CA 94103-4813 Attention: Janet Daly

Tenant’s Address for Notices: (Paragraph 25.4)	Dolby Laboratories, Inc 100 Potrero Avenue San Francisco, CA 94103-4813 Attention: Janet Daly

Landlord’s Broker: (Paragraph 25.6)	None

Tenant’s Broker: (Paragraph 25.6)	None

Additional Provisions:	None

	8.9	Landlord’s Disclaimer	9

9.	REPAIRS AND RESTORATION		9

	9.1	Insubstantial Insured Damage	9
	9.2	Substantial or Uninsured Damage	9
	9.3	Damage Near End of Term	9
	9.4	Rent Abatement	10
	9.5	Tenant’s Option to Cancel	10
	9.6	“Substantial” Defined	10

10.	ASSIGNMENT AND SUBLETTING		10

	10.1	Landlord’s Consent Required	10
	10.2	Notice to Landlord	11
	10.3	Landlord’s Option	11
	10.4	Collection of Rent	11
	10.5	Tenant Not Released	11

11.	EMINENT DOMAIN		11

	11.1	Automatic Termination	11
	11.2	Rent Abatement	12
	11.3	Condemnation Award	12
	11.4	Sale Under Threat of Condemnation	12

12.	UTILITIES AND SERVICES		12

13.	DEFAULTS, REMEDIES		13

	13.1	Defaults	13
	13.2	Remedies	13
	13.3	Chronic Delinquency	14

14.	COMMON AREA		14

	14.1	Right of Use	14
	14.2	Landlord to Operate	14
	14.3	Control in Landlord	15

15.	SECURITY SERVICES		15

16.	SIGNS		15

17.	ENCUMBRANCES		15

	17.1	Subordination	15
	17.2	Mortgagee Protection	16

18.	ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS		16

	18.1	Estoppel Certificates	16
	18.2	Financial Statements	16

19.	RIGHT OF ENTRY		16

20.	ATTORNEYS’ FEES		16

21.	SECURITY DEPOSIT		17

22.	INTEREST		17

23.	GUARANTY		17

24.	RELOCATION		17

25.	MISCELLANEOUS		17

	25.1	Time of Essence	17
	25.2	Captions	17
	25.3	Entire Agreement and Amendments	17
	25.4	Notice	18
	25.5	Holdover	18
	25.6	Brokers	18
	25.7	Acceptance	18
	25.8	Waiver	18
	25.9	Separability	18
	25.10	Joint and Several Liability	18
	25.11	Recording	18
	25.12	Force Majeure	19
	25.13	Landlord’s Liability	19
	25.14	Exhibits	19
	25.15	Tenant Improvements	19
	25.16	Conditions	19
	25.17	No Partnership or Joint Venture	19
	25.18	Construction	19
	25.19	Binding Effect	19
	25.20	Authority	20

Exhibit A - Premises

Exhibit B - Additional Provisions

Exhibit C - Rules and Regulations

Exhibit D - Lease Guaranty

Exhibit E - Construction Rider

999 BRANNAN STREET LEASE

THIS LEASE is made as of the Lease Date set forth in the Basic Lease Information, by and between Dolby Properties LLC (“Landlord”) and the Tenant identified in the Basic Lease Information (“Tenant”). Landlord and Tenant hereby agree as follows:

1. DEFINITIONS. Unless the context otherwise specifies or requires, the following terms shall have the following meanings:

1.1 Base Year. The calendar year specified in the Basic Lease Information as the Base Year.

1.2 Base Year Direct Expenses. The Direct Expenses paid or incurred by Landlord in the Base Year.

1.3 Building. The building in which the Premises are located.

1.4 Common Areas. All areas within or around the Building which are now or hereafter held for use by the Landlord or other persons entitled to occupy space in the Building, including, without limitation, streets, driveways, covered walkways, canopies, loading docks, sidewalks, landscaped and planted areas, restrooms not located within the premises of any tenant, corridors and hallways, janitor’s closets, mechanical and telephone rooms, and other areas and improvements provided by Landlord for the common use of Landlord and tenants and their respective employees and invitees. Landlord may make changes at any time and from time to time in the size, shape, location, number and extent of the Common Areas and no such change shall constitute an eviction, construction or otherwise, or entitle Tenant to any abatement of rent or otherwise affect Tenant’s obligations under this Lease.

1.5 Direct Expenses. All costs paid or incurred by Landlord in connection with the operation, maintenance, replacement and repair of the Building (excluding those expenses which are the responsibility of Tenant pursuant to Paragraphs 5 - Tenant Taxes, 7.3 - Reimbursement by Tenant and 8.1 - Tenant’s Insurance) including, without limitation, all costs and expenses paid or incurred with respect to utilities and other services provided to the Building to the extent not required to be paid by Tenant pursuant to this Lease; operating, cleaning, sweeping, repairing and resurfacing the sidewalk, entry areas, and other Common Areas; maintenance and replanting of all landscaping; maintenance and repair of landscape sprinkler systems, fire protection and security systems, lights and light standards (including bulb replacement), drainage systems and utility systems (including heating ventilation and air-conditioning); painting, janitorial and other services to the Common Areas; premiums for public liability and property damage insurance (including extended and broad form coverage risks for the Common Areas of the Building) and insurance deductibles; Real Property Taxes as defined below; any assessments or charges imposed in order to have the Building comply with statutes, ordinances, orders, requirements, laws, rules and regulations of any governmental or quasi-governmental authority now or hereafter in effect (collectively, “Laws”); maintenance, repair and replacement of mechanical equipment as necessary or rental for such equipment if leased; costs of maintenance and repair of electricity, water and other utilities for the operation and maintenance of the Building; garbage and refuse removal; capital expenditures reasonably deemed necessary by Landlord or made for the purpose of reducing operating expenses or to comply with Laws (which capital expenses shall be amortized over their useful life); reasonable legal and accounting expenses which relate to the Building as a whole; reasonable third party management fees for the Building; a reasonable allowance for depreciation on machinery and equipment used to maintain the Building and on other personal property owned by Landlord in the Building (including window coverings and carpeting in the Common Areas); and the reasonable costs of contesting the validity or applicability of any Laws that may affect the Building. If less than one hundred percent of the Building is occupied during any Lease Year, Landlord shall adjust Direct Expenses to equal Landlord’s reasonable estimate of direct Expenses had one hundred percent occupied.

1.6 Lease Year. The term “Lease Year” as used in the Lease shall refer to each full (twelve month) calendar year occurring during the Term, except that the first Lease Year shall be the period from the Commencement Date until December 31 of the calendar year in which the Commencement Date occurs, and the last Lease Year shall be the period from January 1 in the year in which the Lease terminates until the last day of the Term.

1

1.7 Premises. The space identified in the Basic Lease Information, in the Building at the address specified in the Basic Lease Information. The approximate configuration and location of the Premises is outlined on the attached EXHIBIT A. Landlord and Tenant agree that the rentable area of the Premises for all purposes under this Lease, shall be the rentable area specified in the Basic Lease Information, regardless of the actual measurement of the Premises. Tenant acknowledges that Tenant or Tenant’s representative has measured or had the opportunity to measure the Premises to verify the accuracy of the rentable area specified in the Basic Lease Information.

1.8 Real Property Taxes. All real property taxes and general, special or district assessments or other governmental impositions, of whatever kind, nature or origin, imposed on or by reason of the ownership or use of the Building; governmental charges, fees or assessments for transit or traffic mitigation (including area-wide traffic improvement assessments and transportation system management fees), housing, police, fire or other governmental service or purported benefits to the Building; personal property taxes assessed on the personal property of Landlord used in the operation of the Building; service payments in lieu of taxes and taxes and assessments of every kind and nature whatsoever levied or assessed in addition to, in lieu of or in substitution for existing or additional real or personal property taxes on the Building or the personal property described above; any increases in the foregoing caused by changes in assessed valuation, tax rate or other factors or circumstances; and the reasonable cost of contesting by appropriate proceedings the amount or validity of any taxes, assessments or charges described above. To the extent paid by Tenant or other tenants as “Tenant’s Taxes” (as defined in Paragraph 5 - Tenant Taxes), “Tenant’s Taxes” shall be excluded from Taxes. The term “Real Property Taxes” shall also include all expenses reasonably incurred by Landlord in seeking reduction by the taxing authorities of Real Property Taxes applicable to the Building.

1.9 Rentable Area of Building. The Building contains the rentable area specified in the Basic Lease Information.

1.10 Tenant’s Pro Rata Share. The percentage figure specified in the Basic Lease Information as Tenant’s Pro Rata Share. Landlord and Tenant acknowledge that Tenant’s Pro Rata Share is the ratio of the rentable area of the Premises as specified in the Basic Lease Information over the total rentable area of the Building as specified in the Basic Lease Information.

2. PREMISES. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the Premises for the Term, at the Rent specified in Paragraph 4 and upon all of the conditions and agreements set forth herein; reserving to Landlord, however, the right to install, maintain, use, repair and replace pipes, ducts, subfloors, conduits, and wires through the Premises in locations causing Tenant the least inconvenience possible and the use of the exterior walls and roof.

3. LEASE TERM. The term of this Lease (the “Term”) shall commence on the Commencement Date set forth in the Basic Lease Information and shall continue on the basis of a month to month tenancy which shall be terminable by either party upon thirty days written notice to the other party.

4. RENT.

4.1 Rent Payable. The Rent payable to Landlord includes the following:

4.1.1 Base Rent. During each month of the Term, Tenant shall pay to Landlord as Base Rent the amount set forth in the Basic Lease Information. Base Rent shall be paid in advance on the first day of each calendar month throughout the Term without offset, deduction, prior notice or demand, except that a full month’s Base Rent shall be paid upon the execution of this Lease by Tenant and the prorated Base Rent payable for the period, if any, prior to the first full calendar month of the Term shall be paid on the first day of said first full calendar month. Base Rent for any partial month shall be prorated based on the actual number of days in the month.

4.1.2 Direct Expenses. Commencing January 1, 2000, Tenant shall also pay Tenant’s Pro Rata Share of any amount by which the Direct Expenses for any Lease Year commencing in 2000 exceeds the Base Year Direct Expenses (the “Increases in Direct Expenses”). If any additional space is added to the Premises, Tenant’s Pro Rata Share of Increases in Direct Expenses shall be calculated separately for each such addition. Within thirty (30)

2

days after the commencement of each Lease Year, Landlord shall give Tenant a written estimate of Tenant’s Pro Rata Share of the monthly Increases in Direct Expenses for the current Lease Year. Tenant shall pay such estimated amount to Landlord in monthly installments in advance on the first day of each calendar month of the Term, without deduction, offset, prior notice or demand, prorated for any partial month. Landlord may at any time during the Term, but not more frequently than quarterly, adjust estimates of Increases in Direct Expenses to reflect current expenditures. Following written notice to Tenant of such revised estimate, subsequent payment by Tenant shall be based upon such revised estimate. Within ninety (90) days after the end of each Lease Year, Landlord shall furnish to Tenant a statement showing in reasonable detail the Direct Expenses incurred by Landlord during such Lease Year, and the parties shall, within thirty (30) days after the date of such statement, make any payment necessary to adjust Tenant’s estimated payments for such Lease Year to Tenant’s actual Pro Rata Share of Increases in Direct Expenses for such Lease Year as shown by such annual statement.

4.1.3 Late Charges. If Base Rent or Tenant’s Pro Rata Share of Increases in Direct Expenses are unpaid after the fifth day after the due date, Tenant shall pay a late charge of ten percent (10%) of the amount overdue. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of the late payment by Tenant. The late charge shall be paid without offset, deduction, prior notice or demand. Any dishonored check shall be treated as rent unpaid and shall be subject to late charges. Acceptance of any late charge shall not constitute a waiver of Tenant’s default with respect to the overdue sum or prevent Landlord from exercising any of its other rights and remedies under this Lease.

4.2 Additional Rent Terms. All amounts which Tenant is required to pay under this Lease including all damages, costs and expenses which Landlord may incur by reason of any default by Tenant under this Lease shall be deemed to be Rent hereunder. Upon nonpayment of any Rent, Landlord shall have all of the rights and remedies with respect thereto as Landlord has for the non-payment of Base Rent. All Rent shall be paid in lawful money of the United States to Landlord at the address specified in this Lease for purpose of notice, or to such other persons or at such other places as may be designated in writing by Landlord from time to time. All Rent shall be paid without deduction or offset and, except as otherwise expressly provided in this Lease, without prior notice or demand.

5. TENANT TAXES. Tenant shall be responsible for and shall pay before delinquency all Tenant Taxes. Tenant Taxes shall mean: (a) all taxes, assessments, license fees and other governmental charges or impositions levied or assessed against or with respect to Tenant’s personal property or Trade Fixtures in the Premises, whether any such imposition is levied directly against Tenant or levied against Landlord or the Building; (b) all rental, excise, sales or transaction privilege taxes arising out of this Lease (excluding, however, state and federal personal or corporate income taxes measured by the income of Landlord from all sources) imposed by any taxing authority upon Landlord or upon Landlord’s receipt of any rent payable by Tenant pursuant to the terms of this Lease; and (c) any increase in Real Property Taxes attributable to inclusion of a value placed on Tenant’s personal property, Trade Fixtures or Alterations. If any Tenant Taxes are assessed, levied, or imposed upon Landlord or any portion of the Building, Landlord shall give Tenant a statement of the amount applicable to the Premises. If a separate assessment of the improvements is not available from the appropriate governmental authority, Landlord’s good faith allocation shall be binding on Tenant. In such event, Tenant shall pay Landlord on demand for such Tenant Taxes applicable to the Premises. If Landlord pays any Tenant Taxes, Tenant shall reimburse Landlord upon demand for the amount of such payment, together with interest at the Stipulated Rate from the date of Landlord’s payment to the date of Tenant’s reimbursement.

6. CONDUCT OF BUSINESS BY TENANT.

6.1 Use of the Premises. Tenant shall use the Premises solely for the purpose set forth in the Basic Lease Information as Use and for no other purposes without the prior written consent of Landlord which shall be given at Landlord’s sole discretion.

6.2 Compliance with Law. Tenant at its expense shall comply promptly with all present and future applicable Laws regulating the use by Tenant of the Premises, including compliance with the Americans With Disabilities Act of 1990, as the same may be amended from time to time. Tenant shall not use or permit the use of the Premises in any manner that will tend to create a nuisance or tend to disturb other tenants or occupants of the Building or tend to injure the reputation of the Building. Tenant shall place no loads upon the floors, walls or ceilings in excess

3

of the maximum designed load determined by Landlord or which endanger the structure; nor place any harmful liquids in the drainage systems; nor dump or store waste materials or refuse or allow such to remain outside the Premises proper, except in the enclosed trash areas provided, if any. Tenant shall not store or permit to be stored or otherwise placed any other material of any nature whatsoever outside the Premises.

6.3 Rules and Regulations. Tenant shall comply at all times with the Rules and Regulations attached to this Lease as EXHIBIT C and such amendments and modifications thereof and additions thereto as Landlord may from time to time reasonably adopt for the operation, safety, care and cleanliness of the Building or the preservation of good order therein. Landlord shall not be liable to Tenant for the failure of any tenant or other person to comply with such Rules and Regulations.

6.4 Hazardous Materials.

6.4.1 Definitions.

6.4.1.1 “Hazardous Materials” shall mean any substance: (A) that now or in the future is regulated or governed by, requires investigation or remediation under, or is defined as a hazardous waste, hazardous substance, pollutant or contaminant under any governmental statute, code, ordinance, regulation, rule or order, and any amendment thereto, including for example only the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. §9601 et seq., and the Resource Conservation and Recovery Act, 42 U.S.C. §6901 et seq., or (B) that is toxic, explosive, corrosive, flammable, radioactive, carcinogenic, dangerous or otherwise hazardous, including gasoline, diesel fuel, petroleum hydrocarbons, polychlorinated biphenyls (PCBs), asbestos, radon and urea formaldehyde foam insulation.

6.4.1.2 “Environmental Requirements” shall mean all present and future Laws, permits, licenses, approvals, authorizations and other requirements of any kind applicable to Hazardous Materials.

6.4.1.3 “Handled by Tenant” and “Handling by Tenant” shall mean and refer to any installation, handling, generation, storage, use, disposal, discharge, release, abatement, removal, transportation, or any other activity of any type by Tenant or its agents, employees, contractors, licensees, sublessees, transferees or representatives (collectively, “Representatives”) or its guests, customers, invitees, or visitors (collectively, “Visitors”), at or about the Premises in connection with or involving Hazardous Materials.

6.4.1.4 “Environmental Losses “ shall mean all costs and expenses of any kind, damages, including foreseeable and unforeseeable consequential damages, fines and penalties incurred in connection with any violation of and compliance with Environmental Requirements and all losses of any kind attributable to the diminution of value, loss of use or adverse effects on marketability or use of any portion of the Premises or Building.

6.4.2 Tenant’s Covenants. No Hazardous Materials shall be Handled by Tenant at or about the Premises or Building without Landlord’s prior written consent, which consent may be granted, denied, or conditioned upon compliance with Landlord’s requirements, all in Landlord’s absolute discretion. Notwithstanding the foregoing, normal quantities and use of those Hazardous Materials customarily used in the conduct of general office activities, such as copier fluids and cleaning supplies (“Permitted Hazardous Materials”), may be used and stored at the Premises without Landlord’s prior written consent, provided that Tenant’s activities at or about the Premises and Building and the Handling by Tenant of all Hazardous Materials shall comply at all times with all Environmental Requirements. At the expiration or termination of the Lease, Tenant shall promptly remove from the Premises and Building all Hazardous Materials Handled by Tenant at the Premises or the Building. Tenant shall keep Landlord fully and promptly informed of all Handling by Tenant of Hazardous Materials other than Permitted Hazardous Materials. Tenant shall be responsible and liable for the compliance with all of the provisions of this Paragraph by all of Tenant’s Representatives and Visitors, and all of Tenant’s obligations under this Paragraph (including its indemnification obligations under Paragraph 6.4.5 - Tenant’s Indemnification below) shall survive the expiration or termination of this Lease.

6.4.3 Compliance. Tenant shall at Tenant’s expense promptly take all actions required by any governmental agency or entity in connection with or as a result of the Handling by Tenant of Hazardous Materials at or

4

about the Premises or Building, including inspection and testing, performing all cleanup, removal and remediation work required with respect to those Hazardous Materials, complying with all closure requirements and post-closure monitoring, and filing all required reports or plans. All of the foregoing work and all Handling by Tenant of all Hazardous Materials shall be performed in a good, safe and workmanlike manner by consultants qualified and licensed to undertake such work and in a manner that will not interfere with any other tenant’s quiet enjoyment of the Building or Landlord’s use, operation, leasing and sale of the Building. Tenant shall deliver to Landlord prior to delivery to any governmental agency, or promptly after receipt from any such agency, copies of all permits, manifests, closure or remedial action plans, notices, and all other documents relating to the Handling by Tenant of Hazardous Materials at or about the Premises or Building. If any lien attaches to the Premises or the Building in connection with or as a result of the Handling by Tenant of Hazardous Materials, and Tenant does not cause the same to be released, by payment, bonding or otherwise, within ten (10) days after the attachment thereof, Landlord shall have the right but not the obligation to cause the same to be released and any sums expended by Landlord in connection therewith shall be payable by Tenant on demand.

6.4.4 Landlord’s Rights. Landlord shall have the right, but not the obligation, to enter the Premises at any reasonable time (i) to confirm Tenant’s compliance with the provisions of this Paragraph 6.4, and (ii) to perform Tenant’s obligations under this Paragraph 6.4 if Tenant has failed to do so after reasonable notice to Tenant. Landlord shall also have the right to engage qualified Hazardous Materials consultants to inspect the Premises and review the Handling by Tenant of Hazardous Materials, including review of all permits, reports, plans, and other documents regarding same. Tenant shall pay to Landlord on demand the costs of Landlord’s consultants’ fees and all costs incurred by Landlord in performing Tenant’s obligations under this Paragraph. Landlord shall use reasonable efforts to minimize any interference with Tenant’s business caused by Landlord’s entry into the Premises, but Landlord shall not be responsible for any interference caused thereby.

6.4.5 Tenant’s Indemnification. Tenant agrees to indemnify, defend and hold harmless Landlord and its partners or members and its or their partners, members, directors, officers, shareholders, employees and agents from all Environmental Losses and all other claims, actions, losses, damages, liabilities, costs and expenses of every kind, including reasonable attorneys’, experts’ and consultants’ fees and costs, incurred at any time and arising from or in connection with the Handling by Tenant of Hazardous Materials at or about the Building or Tenant’s failure to comply in full with all Environmental Requirements with respect to the Premises.

7. MAINTENANCE, REPAIRS AND ALTERATIONS.

7.1 Acceptance. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good and sanitary order, condition and repair, subject to all applicable Laws. Tenant acknowledges that neither Landlord nor Landlord’s agents have made any representation or warranty as to the suitability of the Premises for the conduct of Tenant’s business, the condition of the Premises or Building, or the use or occupancy which may be made thereof and Tenant has independently investigated and is satisfied that the Premises are suitable for Tenant’s intended use.

7.2 Landlord’s Responsibility. Subject to the provisions of Article 9 - Repairs and Restoration, Landlord shall, during the Term, keep in good order, condition and repair the foundations, exterior walls (excluding the interior surface of exterior walls), windows, plate glass, doors (other than doors located within a tenant’s premises), downspouts, gutters and roof of the Building, all plumbing, HVAC, electrical and lighting facilities and equipment servicing the Premises, and the Common Areas; provided, however, that Landlord shall have no obligation to repair until a reasonable time after the receipt by Landlord of a written notice of the need for repairs. Tenant waives the provisions of California Civil Code Sections 1941 and 1942 and similar laws now or hereafter in effect. Tenant shall pay the cost of repairs to utilities located within the Premises, or for any repairs to the Building occasioned by any act or omission of Tenant, Tenant’s Representatives or Visitors, other than reasonable wear and tear.

7.3 Reimbursement by Tenant. Tenant shall reimburse Landlord, as Rent, for Tenant’s Pro Rata Share of all costs and expenses incurred by Landlord for the foregoing maintenance and repair to the extent set forth in Article 4.1.2 - Direct Expenses.

5

7.4 Tenant’s Responsibility. Except as provided in Paragraph 7.2 - Landlord’s Responsibility above, Tenant shall keep in first-class order, condition and repair the Premises and every part thereof, including, without limitation, all fixtures, Trade Fixtures, Alterations, interior walls and interior surface of exterior walls, ceilings, floors and floor coverings, utilities and doors located within the Premises. Tenant shall also keep the Premises at all times in a neat, clean and sanitary condition, shall neither commit nor permit any waste or nuisance thereon, and shall keep the walks and corridors adjacent thereto free from Tenant’s waste or debris. If Tenant fails to perform its obligations under this Paragraph, notwithstanding any other provision hereof and without waiving any other right or remedy Landlord may have, Landlord may, at its option, after five (5) days’ written notice to Tenant, enter upon the Premises and put the same in good order, condition and repair and at Landlord’s further option, continue such maintenance and repair obligation for the remainder of the Term, and the cost thereof shall become due and payable as Rent by Tenant to Landlord upon demand.

7.5 Tenant Improvements and Alterations.

7.5.1 Landlord and Tenant shall perform their respective obligations with respect to design and construction of any improvements to be constructed and installed in the Premises (the “Tenant Improvements”), as provided in the Construction Rider. Except for any Tenant Improvements to be constructed by Tenant as provided in the Construction Rider, Tenant shall not make any alterations, improvements or changes to the Premises (including installation of any security system or telephone or data communication wiring) (“Alterations”) without Landlord’s prior written consent. Any such Alterations shall be completed by Tenant at Tenant’s sole cost and expense: (i) with due diligence, in a good and workmanlike manner, using new materials; (ii) in compliance with plans and specifications approved by Landlord; (iii) in compliance with the construction rules and regulations promulgated by Landlord from time to time; (iv) in accordance with all applicable Laws (including all work, whether structural or non-structural, inside or outside the Premises, required to comply fully with all applicable Laws and necessitated by Tenant’s work); and (v) subject to all conditions which Landlord may in Landlord’s discretion impose. Such conditions may include requirements for Tenant to: (a) provide payment or performance bonds or additional insurance (from Tenant or Tenant’s contractors, subcontractors or design professionals); (b) use contractors or subcontractors designated by Landlord; and (c) remove all or part of the Alterations prior to or upon expiration or termination of the Term, as designated by Landlord. If any work outside the Premises, or any work on or adjustment to any of the heating, ventilation and air-conditioning (“HVAC”), mechanical, elevator, plumbing, electrical, fire protection, life safety, security or other systems in the Building, is required in connection with or as a result of Tenant’s work, such work shall be performed at Tenant’s expense by contractors designated by Landlord. Landlord’s right to review and approve (or withhold approval of) Tenant’s plans, drawings, specifications, contractor(s) and other aspects of construction work proposed by Tenant is intended solely to protect Landlord, the Building and Landlord’s interests. No approval or consent by Landlord shall be deemed or construed to be a representation or warranty by Landlord as to the adequacy, sufficiency, fitness or suitability thereof or compliance thereof with applicable Laws or other requirements. Except as otherwise provided in Landlord’s consent, all Alterations shall upon installation become part of the realty and be the property of Landlord.

7.5.2 Before making any Alterations, Tenant shall submit to Landlord for Landlord’s prior approval reasonably detailed final plans and specifications prepared by a licensed architect or engineer, a copy of the construction contract, including the name of the contractor and all subcontractors proposed by Tenant to make the Alterations and a copy of the contractor’s license. Tenant shall reimburse Landlord upon demand for any expenses incurred by Landlord in connection with any Alterations made by Tenant, including reasonable fees charged by Landlord’s contractors or consultants to review plans and specifications prepared by Tenant and to update the existing as-built plans and specifications of the Building to reflect the Alterations. Tenant shall obtain all applicable permits, authorizations and governmental approvals and deliver copies of the same to Landlord before commencement of any Alterations.

7.5.3 Tenant shall keep the Premises and the Building free and clear of all liens arising out of any work performed, materials furnished or obligations incurred by Tenant. If any such lien attaches to the Premises or the Building, and Tenant does not cause the same to be released by payment, bonding or otherwise within ten (10) days after the attachment thereof, Landlord shall have the right but not the obligation to cause the same to be released, and any sums expended by Landlord in connection therewith shall be payable by Tenant on demand with interest thereon

6

from the date of expenditure by Landlord at the Stipulated Rate (as defined in Article 22 - Interest). Tenant shall give Landlord at least ten (10) days’ notice prior to the commencement of any Alterations and cooperate with Landlord in posting and maintaining notices of non-responsibility in connection therewith.

7.5.4 Subject to the provisions of this Article 7, Tenant may install and maintain furnishings, equipment, movable partitions, business equipment and other trade fixtures (“Trade Fixtures”) in the Premises, provided that the Trade Fixtures do not become an integral part of the Premises or the Building. Tenant shall promptly repair any damage to the Premises or the Building caused by any installation or removal of such Trade Fixtures.

7.6 Liens. Tenant shall pay for all labor and services performed for, and all materials used by or furnished to Tenant or Tenant’s Representatives and keep the Building free from any liens arising out of work performed, materials furnished, or obligations incurred by Tenant or Tenant’s Representatives with respect to the Premises. Tenant shall indemnify, hold harmless and defend Landlord and Landlord’s employees, agents and partners from and against any liens, demands, claims, judgments or encumbrances (including all attorneys’ fees) arising out of any work or services performed for or materials used by or furnished to Tenant or Tenant’s Representatives with respect to the Premises. Tenant shall do all things necessary to prevent the filing of any mechanic’s or other liens against the Building or any part thereof by reason of work, labor, services or materials supplied or claimed to have been supplied to Tenant, or anyone holding the Premises, or any part thereof, through or under Tenant. If any such lien shall at any time be filed against the Building, Tenant shall either cause the same to be discharged of record within ten (10) days after the date of filing of the same, or, if Tenant in Tenant’s discretion and in good faith determines that such lien should be contested, Tenant shall furnish such security as may be necessary or required to (a) prevent any foreclosure proceedings against the Building during the pendency of such contest, and (b) cause a mutually satisfactory title company to remove such lien as a matter affecting title to the Building. If Tenant shall fail to discharge such lien within such period or fail to furnish such security, then, in addition to any other right or remedy of Landlord resulting from Tenant’s said default, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by giving security or in such other manner as is, or may be, prescribed by law. Tenant shall repay to Landlord on demand all sums disbursed or deposited by Landlord pursuant to the foregoing provisions of this Paragraph including Landlord’s costs, expenses and reasonable attorneys’ fees incurred by Landlord in connection therewith, with interest thereon at the Stipulated Rate. Nothing contained herein shall imply any consent or agreement on the part of Landlord to subject Landlord’s estate to liability under any mechanics’ or the lien law. Tenant shall give Landlord adequate opportunity and Landlord shall have the right to post such notices of nonresponsibility as are provided for in the mechanics’ lien laws of California.

7.7 Condition Upon Surrender. After the expiration or termination of this Lease, Tenant shall remove its personal property and Trade Fixtures from the Premises, surrender the Premises to Landlord in the same condition as when received, damage by fire or the elements (except to the extent not covered by Net Insurance Proceeds and caused by Tenant or Tenant’s Representatives), and ordinary wear and tear excepted. At Landlord’s option, Landlord shall have the right to require that Tenant remove any and all Alterations, additions, signs or improvements made by Tenant and perform any necessary repair caused by such removal.

8. INSURANCE AND INDEMNITY.

8.1 Tenant’s Insurance. Tenant shall at all times during the Term, at Tenant’s cost and expense, maintain in effect the following policies of insurance:

8.1.1 Commercial general liability insurance providing coverage on an occurrence form basis with limits of not less than One Million Dollars ($1,000,000) each occurrence for bodily injury and property damage combined, One Million Dollars ($1,000,000) annual general aggregate, and One Million Dollars ($1,000,000) products and completed operations annual aggregate. Tenant’s liability insurance policy or policies shall (i) include premises and operations liability coverage, products and completed operations liability coverage, broad form property damage liability coverage including competed operations, liquor liability coverage (if Tenant sells or serves or sells any alcoholic beverages in connection with the Premises), blanket contractual liability coverage including, to the maximum extent possible, coverage for the indemnification obligations of Tenant under this Lease, and personal and advertising injury coverage; (ii) provide that the insurance company has the duty to

7

defend all insureds under the policy; (iii) provide that defense costs are paid in addition to and do not deplete any of the policy limits; (iv) cover liabilities arising out of or incurred in connection with Tenant’s use or occupancy of the Premises or the Building; and (v) extend coverage to cover liability of the insureds under the policy for the actions of Tenant’s Representatives.

8.1.2 Workers’ compensation insurance complying with all applicable state laws, and employer’s liability insurance with limits of not less than One Hundred Thousand Dollars ($100,000) per accident and One Hundred Thousand Dollars ($100,000) policy limits for injury by disease. Such policies shall contain a waiver of subrogation provision.

8.1.3 Property insurance covering Tenant’s Alterations, Trade Fixtures, personal property and equipment located on the Premises, in an amount not less than their full replacement value, providing protection on an “All Risk” or “Special Form” basis. The proceeds of such insurance, so long as this Lease remains in effect, shall be used to repair or replace the Alterations, Trade Fixtures, personal property and equipment so insured. Following expiration or termination of this Lease, any proceeds of insurance covering Alterations shall be paid over to Landlord.

8.2 Insurance Requirements. Each policy of insurance required to be carried by Tenant shall (i) be in a form, and written by an insurer, reasonably acceptable to Landlord, (ii) require at least thirty (30) days’ written notice to Landlord prior to any cancellation, non-renewal or modification of insurance coverage. Insurance companies issuing such policies shall having rating classifications of “A” or better and financial category ratings of “VII” or better according to the latest edition of the A.M. Best Key Rating Guide. All insurance companies issuing such policies shall be licensed to do business in the state where the Building is located. Any deductible amount under such insurance shall not exceed $5,000. Tenant shall provide to Landlord, upon request, evidence that the insurance required to be carried by Tenant pursuant to this Article 8, including any endorsement affecting the additional insured status, is in full force and effect and that premiums therefor have been paid.

8.3 Adjustments to Insurance Program. Tenant shall increase the amounts of insurance as required by any mortgagee, and, not more frequently than once every three (3) years, as recommended by Landlord’s insurance broker, if, in the opinion of either of them, the amount of insurance then required under this Lease is not adequate. Any limits set forth in this Lease on the amount or type of coverage required by Tenant’s insurance shall not limit the liability of Tenant under this Lease.

8.4 Liability Insurance Requirements. Each policy of commercial general liability insurance required by this Lease shall (i) contain a cross-liability endorsement or separation of insureds clause; (ii) provide that any waiver of subrogation rights or release prior to a loss do not void coverage; (iii) provide that it is primary to and not contributing with, any policy of insurance carried by Landlord covering the same loss; (iv) name Landlord, its partners, any property manager of the Building, and such other parties in interest as Landlord may from time to time reasonably designate to Tenant in writing, as additional insureds. Such additional insureds shall be provided the same extent of coverage as provided to Tenant under such policies. All endorsements effecting such additional insured status shall be acceptable to Landlord and shall be at least as broad as additional insured endorsement form number CG 20 11 11 85 promulgated by the Insurance Services Office.

8.5 Certificates of Insurance. Prior to occupancy of the Premises by Tenant, and not less than thirty (30) days prior to expiration of any policy thereafter, Tenant shall furnish to Landlord a certificate of insurance reflecting that the insurance required by this Lease is in force, accompanied by endorsements showing the required additional insureds satisfactory to Landlord in substance and form. Notwithstanding the requirements of this paragraph, Tenant shall, at Landlord’s request, provide to Landlord a certified copy of each insurance policy required to be in force at any time pursuant to the requirements of this Lease.

8.6 Landlord to Insure Building. During the Term, Landlord shall maintain “All Risk” or “Special Form” property insurance on the Building, excluding coverage for all Tenant’s Trade Fixtures, personal property, Alterations and equipment located on or in the Premises. Tenant shall reimburse Landlord for Tenant’s Pro Rata

8

Share of Landlord’s annual cost of such insurance pursuant to Section 4.1.2 - Direct Expenses, except that if there is an insurance premium increase due to Tenant’s use of the Premises, Tenant shall pay the full amount of the increase.

8.7 Waiver of Subrogation. Landlord and Tenant each hereby waives any and all rights of recovery against the other or against the officers, partners, and authorized representatives of the other party for loss or damage that is covered by any policy of property insurance maintained by either party (or required by this Lease to be maintained) with respect to the Premises or the Property or any operation therein. If any such policy of insurance relating to this Lease or to the Premises or the Building does not permit the foregoing waiver, or if the coverage under any such policy would be invalidated as a result of such waiver, the party maintaining such policy shall obtain from the insurer under such policy a waiver of all right of recovery by way of subrogation against either party in connection with any claim, loss or damage covered by such policy.

8.8 Indemnification. Tenant hereby agrees to defend, indemnify and hold harmless Landlord and its partners, members, representatives, employees and agents from and against any and all claims, damage, loss, liability or expense, including without limitation attorneys’ fees and legal costs arising from (a) the acts or omissions of Tenant or Tenant’s legal representatives in or about the Building; (b) any construction or other work undertaken by Tenant on the Building (including any design defects); (c) any breach or default under this Lease by Tenant; and (d) any accident, injury or damage, howsoever and by whomsoever caused, to any person or property, occurring in or about the Premises during the Term, excepting only such claims for any accident, injury or damage to the extent they are caused by the negligent or willful acts or omissions of Landlord or its authorized representatives. This provision shall survive the expiration or sooner termination of this Lease.

8.9 Landlord’s Disclaimer. Landlord shall not be liable to Tenant for any loss, injury or other damage to any person or property (including Tenant or Tenant’s property), in or about the Premises or the Building from any cause (including defects in the Building or in any equipment in the Premises). Tenant hereby waives all claims against Landlord for such damage and the cost and expense of defending against claims relating to such damage, except that Landlord shall indemnify, defend and hold Tenant harmless from and against any actions, claims, liabilities, damages, cost or expenses, including reasonable attorneys’ fees and costs incurred in defending against the same for such damages, to the extent the same are caused by the willful or grossly negligent acts or omissions of Landlord or its authorized representatives. In no event, however, shall Landlord be liable to Tenant for any punitive or consequential damages or damages for loss of business by Tenant.

9. REPAIRS AND RESTORATION.

9.1 Insubstantial Insured Damage. Subject to the provisions of Paragraph 9.3 - Damage Near End of Term, if at any time during the Term the Premises are damaged and such damage is not “Substantial” as that term is defined in Paragraph 9.6 - “Substantial” Defined, and insurance proceeds net of costs of recovery (“Net Insurance Proceeds”) are available to cover the cost of restoration, then Landlord shall promptly repair such damage at Landlord’s expense and this Lease shall continue in full force and effect.

9.2 Substantial or Uninsured Damage. Subject to the provisions of Paragraph 9.3 - Damage Near End of Term, if at any time during the Term the Premises are damaged and (a) if such damage is “Substantial” as defined in Paragraph 9.6 - “Substantial” Defined, or (b) if such damage was caused by a casualty for which no insurance proceeds are available or the Net Insurance Proceeds are insufficient to meet the cost of restoration, then Landlord may at its option either (i) promptly repair such damage at Landlord’s expense, in which event this Lease shall continue in full force and effect, or (ii) cancel and terminate this Lease, by giving Tenant written notice of its election to do so within sixty (60) days after the date of occurrence of such damage.

9.3 Damage Near End of Term. If the Premises are damaged during the last nine (9) months of the Term, and the estimated cost of repair exceeds ten percent (10%) of the Base Rent then remaining to be paid by Tenant for the balance of the Term, Landlord may at its option cancel and terminate this Lease upon written notice to Tenant. If Landlord does not elect to so terminate this Lease, the repair of such damage shall be governed by Paragraph 9.1 - Insubstantial Insured Damage, or Paragraph 9.2 - Substantial or Uninsured Damage, as the case may be.

9

9.4 Rent Abatement. If the Premises are damaged and Landlord repairs or restores them pursuant to the provisions of this Article, Tenant shall continue the operation of its business in the Premises to the extent reasonably practicable from the standpoint of prudent business management, and the Base Rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Tenant’s use of the Premises is impaired as reasonably determined by Landlord. There shall be no abatement of other Rent payable hereunder and Tenant shall have no claim against Landlord for any damage suffered by Tenant by reason of any such damage, destruction, repair or restoration. Upon completion of such repair or restoration Tenant shall promptly refixture the Premises to the condition prior to the casualty and shall reopen for business if closed by the casualty.

9.5 Tenant’s Option to Cancel. If Landlord is obligated to repair or restore the Premises under the provisions of this Article and does not commence such repair or restoration within sixty (60) days after such obligation accrues, Tenant may at its option cancel and terminate this Lease by giving Landlord written notice of its election to do so at any time prior to the commencement of such repair or restoration, which termination shall be effective on the date such notice is received by Landlord.

9.6 “Substantial” Defined. For the purpose of this article, “Substantial” damage to the Premises shall mean damage to the Premises, or to the Building whether or not the Premises is damaged, that cannot be substantially repaired and restored under applicable Laws within one year of the date of the casualty or the estimated cost of repairs of which exceeds one-fifth (1/5) of the then estimated replacement cost of the same. The determination in good faith by Landlord of the estimated time and cost of repair of any damage and/or of the estimated replacement costs shall be conclusive for the purpose of this Article. In no event shall Landlord be obligated to repair or restore any Alterations made by tenant or equipment, trade fixtures, inventory, fixtures or personal property in or about the Premises. Tenant waives the provisions of California Civil Code Sections 1932 and 1933(4) and any similar law now or hereafter in effect.

10. ASSIGNMENT AND SUBLETTING.

10.1 Landlord’s Consent Required. Tenant shall not, either voluntarily, involuntarily or by operation of law (i) assign, sell, or otherwise transfer all or any part of the Tenant’s interest in this Lease or in the Premises, or (ii) permit any part of the Premises to be sublet, occupied or used by anyone other than Tenant, or (iii) permit any person to succeed to any interest in this Lease or the Premises, (all of the foregoing being collectively referred to as a “Transfer”), without Landlord’s prior written consent in each instance, which consent shall not be unreasonably withheld. Any Transfer shall be subject in each instance to the recapture option of Landlord set forth in Paragraph 10.3 - Landlord’s Option below. In making its determination as to a proposed Transfer, it shall be deemed reasonable to consider the following factors: (a) if the occupancy resulting therefrom will violate any rights given to any other tenant of the Building; (b) the financial soundness of ownership, experience and management of the assignee, subtenant, permittee or transferee (collectively, “Transferee”); (c) the proposed Transferee does not intend itself to occupy the entire portion of the Premises assigned or sublet; (d) the Transferee is a governmental agency or unit or an existing tenant in the Building; (e) the rental and other consideration payable by the Transferee is less than that currently being paid by tenants under new leases of comparable space in the Building, or (f) Landlord otherwise determines that the proposed Transfer would have the effect of decreasing the value of the Building or increasing the expenses associated with operating, maintaining and repairing the Building. In no event shall Landlord be required to give its consent to a Transfer if a use different from the use allowed by Paragraph 6.1 - Use of the Premises is proposed. Consent by Landlord to one or more Transfers shall not operate to exhaust Landlord’s rights under this Article to receive consent to subsequent Transfers. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation hereof shall not work a merger and Landlord shall have the option of terminating all or any existing subtenancies or Transfers or shall operate as an assignment to Landlord of all or any such subtenancies or Transfers. If Tenant is a corporation which, under the then current guidelines published by the Commissioner of Corporations of the State of California, is not deemed a public corporation, any dissolution, merger, consolidation or reorganization of Tenant, the transfer, assignment of hypothecation of any stock or interest in such corporation in the aggregate in excess of twenty-five percent (25%), or the sale (cumulatively) of fifty percent (50%) or more of the value of Tenant’s assets shall be deemed a Transfer. If Tenant is a partnership, a withdrawal or substitution of any partner(s) owning twenty-five percent (25%) or more of the partnership (cumulatively), any assignment(s) of twenty-five percent (25%) or more (cumulatively) of

10

any interest in the capital or profits of the partnership, the sale (cumulatively) of fifty percent (50%) or more of the value of Tenant’s assets, or the dissolution of the partnership shall be deemed a Transfer. Tenant agrees to reimburse Landlord for Landlord’s reasonable costs and attorney’s fees incurred in conjunction with the processing and documentation of any requested Transfer, whether or not consent is granted. In no event shall Tenant hypothecate, mortgage, pledge or encumber Tenant’s interest in this Lease or in the Premises or otherwise use the Lease as a security device in any manner, nor shall Tenant transfer any right appurtenant to this Lease or the Premises separate from a permitted Transfer, without the consent of Landlord, which consent Landlord may withhold in its sole discretion. Tenant expressly agrees that the provisions of this Article are not unreasonable standards or conditions for purposes of Section 1951.4(b)(2) of the California Civil Code, as amended from time to time, under the federal Bankruptcy Code, or for any other purpose.

10.2 Notice to Landlord. If Tenant desires at any time to effect a Transfer, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord: (a) the name of the proposed Transferee; (b) the nature of the proposed Transferee’s business to be carried on in the Premises; (c) the terms and provisions of the proposed Transfer; (d) such reasonable financial information, including financial statements, and information regarding the Transferee’s experience as Landlord may request concerning the proposed Transferee; and (e) such other information as Landlord may reasonably request to evaluate the Transfer and Transferee.

10.3 Landlord’s Option. At any time within fifteen (15) days after Landlord’s receipt of all of the information described in Paragraph 10.2 - Notice to Landlord above, Landlord may by written notice to Tenant elect to either: (a) consent to the Transfer; (b) deny its consent on reasonable grounds; or (c) terminate this Lease as to the portion (including all) of the Premises so proposed to be Transferred, with a proportionate abatement in the Base Rent and Direct Expenses payable hereunder and lease the Premises or the portion thereof as shall be specified in Tenant’s notice to Tenant’s proposed Transferee or to a third party. If for any proposed Transfer, Tenant receives rent or any other consideration, either initially or over the term of the Transfer in excess of the Rent called for hereunder, or, in case of the sublease of a portion of the Premises, in excess of such Rent fairly allocable to such portion, Tenant shall pay to Landlord as Additional Rent hereunder one-half (1/2) of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt. If Landlord consents to the Transfer within such fifteen (15) day period, Tenant may thereafter within ninety (90) days after the expiration of such fifteen (15) day period enter into a valid Transfer, upon the terms and conditions described in the information required to be furnished by Tenant to Landlord pursuant to Paragraph 10.2—Notice to Landlord.

10.4 Collection of Rent. Tenant irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all Rent and other consideration payable by a Transferee and not otherwise payable to Landlord by reason of any Transfer. Landlord, as assignee of Tenant, or a receiver for Tenant appointed on Landlord’s application, may collect such Rent and other consideration and apply it toward Tenant’s obligations under this Lease; provided, however, that until the occurrence of any default by Tenant, Tenant shall have the right to collect such Rent and other consideration.

10.5 Tenant Not Released. No Transfer, even with the consent of Landlord, shall relieve Tenant of its obligation to pay Rent and perform all of the other obligations to be performed by Tenant hereunder, whether occurring before or after such consent, assignment, subletting or other Transfer. Each Transferee shall be jointly and severally liable with Tenant (and Tenant shall be jointly and severally liable with each Transferee) for the payment of Rent (or, in the case of a sublease, rent in the amount set forth in the sublease) and for the performance of all other terms and provisions of this Lease. The acceptance of Rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Transfer.

11. EMINENT DOMAIN.

11.1 Automatic Termination. If the entire Premises or the Building, or so much of either as to make the Premises not reasonably adequate for the conduct to Tenant’s business in Landlord’s reasonable judgment notwithstanding restoration by Landlord as hereinafter provided, shall be taken under the power of eminent domain, this Lease shall automatically terminate as of the date on which the condemning authority takes possession.

11

11.2 Rent Abatement. Upon any taking of the Premises under the power of eminent domain which does not result in a termination of this Lease, the Base Rent payable hereunder shall be equitably reduced, effective as of the date on which the condemning authority takes possession, in the same proportion which the rentable area of the portion of the Premises taken bears to the rentable area of the entire Premises prior to the taking. Landlord shall promptly restore the portion of the Premises not taken to as near its former condition as is reasonably possible, and this Lease shall continue in full force and effect, provided however, that Landlord’s obligation to restore the Premises shall be limited to the amount of any Award (as defined below) received by Landlord for such restoration and not required to be paid to any Mortgagee.

11.3 Condemnation Award. Any award for any taking of all or any part of the Premises or the Building under the power of eminent domain (“Award”) shall be the property of Landlord, whether such Award shall be made as compensation for diminution in value of the leasehold or for taking of the fee. Nothing contained herein, however, shall be deemed to preclude Tenant from obtaining, or to give Landlord any interest in, any award to Tenant for loss of or damage to Tenant’s Trade Fixtures and removal of personal property and Tenant’s loss of goodwill and moving expenses.

11.4 Sale Under Threat of Condemnation. A sale by Landlord to any authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain for all purposes under this Article. Each party waives the provisions of California Code of Civil Procedure Section 1265.130 allowing either party to petition the Superior Court to terminate this Lease in the event of a taking.

12. UTILITIES AND SERVICES. Landlord agrees to furnish or cause to be furnished to the Premises during generally recognized business days and during hours determined by Landlord in its sole discretion, (i) normal water, gas, electricity, sewage and HVAC as required in the reasonable judgment of Landlord for the comfortable use and occupation of the Premises, subject to any regulations imposed by any governmental authority or utility provider; and (ii) janitorial and cleaning services to Common Areas deemed proper by Landlord. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility or service being furnished to the Premises, and no such failure or interruption shall entitle Tenant to terminate this Lease or shall otherwise affect Tenant’s obligations under this Lease. Landlord shall be entitled to cooperate voluntarily and Tenant agrees to cooperate, with the efforts of governmental authorities or utility suppliers in reducing energy or other resource consumption. Tenant shall be responsible for janitorial and cleaning services within the Premises.

If Tenant uses heat generating machines or equipment in the Premises which affect the temperature otherwise maintained by the HVAC system, Landlord reserves the right to install supplementary air-conditioning units in the Premises and the cost thereof, including the cost of installation, operation and maintenance and the cost of cooling energy to the Premises in excess of that required for normal office use, shall be paid by Tenant to Landlord upon demand by Landlord.

Tenant shall not, without the written consent of Landlord, use any apparatus or device in the Premises, including without limitation, electronic data processing machines, or machines using in excess of 120 volts, which consumes more electricity than is usually furnished or supplied for the use of Premises as general office space, as determined by Landlord. Tenant shall not connect any apparatus with electric current except through existing electrical outlets in the Premises. Tenant shall not consume water, gas or electric current in excess of that usually furnished or supplied for the use of Premises as general office space (as determined by Landlord), without first procuring the written consent of Landlord, which Landlord may refuse, and in the event of consent, Landlord shall have the right to install a water, gas or electrical current meter in the Premises to measure the amount of water, gas or electric current consumed. The cost of any such meter and of its installation, maintenance and repair shall be paid for by the Tenant and Tenant agrees to pay to Landlord promptly upon demand for all such water, gas and electric current consumed as shown by said meters, at the rates charged for such services by the local public utility plus any additional expense incurred in keeping account of such consumption. If a separate meter is not installed, the excess cost for such water, gas and electric current shall be established by an estimate made by a utility company or electrical engineer hired by Landlord at Tenant’s expense.

12

Normal hours of operations for the Building are shown in the attached Rules and Regulations. Landlord reserves the right to reasonably charge Tenant for the operation of lights and HVAC outside of such normal hours.

13. DEFAULTS, REMEDIES.

13.1 Defaults. The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

13.1.1 The failure by Tenant to make any payment of Base Rent or other Rent as and when due.

13.1.2 The failure by Tenant to timely observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Paragraph 13.1.1 above.

13.1.3 (a) The making by Tenant of any general assignment for the benefit of creditors; (b) the appointment of a trustee or receiver to take possession of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (c) the attachment, execution or other judicial seizure of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where seizure is not discharged within thirty (30) days.

13.2 Remedies. Upon a default, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

13.2.1 Landlord may continue this Lease in full force and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate this Lease, and Landlord shall have the right to collect Rent when due. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or appointment of a receiver on Landlord’s initiative to protect Landlord’s interest under this Lease shall not constitute a termination of Tenant’s right to possession.

13.2.2 Landlord may terminate this Lease and Tenant’s right to possession of the Premises at any time if (i) such default is in the payment of Rent and it is not cured within three (3) days after written notice from Landlord, or, (ii) with respect to the defaults referred to in Paragraphs 13.1.1, or 13.1.2 such default is not cured within ten (10) days after written notice from Landlord; provided, however, that if the nature of Tenant’s default is such that more than ten (10) days are reasonably required for its cure, if Tenant does not commence to cure the default within the ten (10) day period or does not diligently and in good faith prosecute the cure to completion within a reasonable time thereafter, but in all events within ninety (90) days of such notice or (iii) with respect to the default specified in Paragraph 13.1.3, such default is not cured within the respective time specified in that Paragraph. The parties agree that any notice given by Landlord to Tenant pursuant to this Paragraph shall be sufficient notice for purposes of California Code of Civil Procedure Section 1161 and Landlord shall not be required to give any additional notice in order to be entitled to commence an unlawful detainer proceeding. On termination, Landlord has the right to remove all Tenant’s personal property, signs and trade fixtures and store same at Tenant’s cost and to recover from Tenant as damages:

13.2.2.1 The worth at the time of award of unpaid Rent and other sums due and payable which had been earned at the time of termination; plus

13.2.2.2 The worth at the time of award of the amount by which the unpaid Rent and other sums due and payable which would have been payable after termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; plus

13.2.2.3 The worth at the time of award of the amount by which the unpaid Rent and other sums due and payable for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant proves could be reasonably avoided; plus

13

13.2.2.4 Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform Tenant’s obligations under this Lease, or which, in the ordinary course of things, would be likely to result therefrom, including, without limitation, any costs or expenses incurred by Landlord: (a) in retaking possession of the Premises; (b) in maintaining, repairing, preserving, restoring, replacing, cleaning, altering or rehabilitating the Premises or any portion thereof, including such acts for reletting to a new tenant or tenants; (c) for leasing commissions; or (d) for any other costs necessary or appropriate to relet the Premises; plus

13.2.2.5 Such other amounts in addition to or in lieu of the foregoing as may be permitted from time-to-time by the laws of the State of California.

The “worth at the time of award” of the amounts referred to in Paragraphs 13.2.2.1 and 13.2.2.2 is computed by allowing interest at the Stipulated Rate. The “worth at the time of award” of the amount referred to in Paragraph 13.2.2.3 is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

13.2.3 Landlord shall have the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant’s breach and abandonment and recover rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations).

13.2.4 Landlord may cure the default at Tenant’s expense. If Landlord pays any sum or incurs any expense in curing the default, Tenant shall reimburse Landlord upon demand for the amount of such payment or expense with interest at the Stipulated Rate from the date the sum is paid or the expense is incurred until Landlord is reimbursed by Tenant.

13.2.5 Landlord may remove all Tenant’s property from the Premises, and such property may be stored by Landlord in a public warehouse or elsewhere at the sole cost and for the account of Tenant. If Landlord does not elect to store any or all of Tenant’s property left in the Premises, Landlord may consider such property to be abandoned by Tenant, and Landlord may thereupon dispose of such property in any manner deemed appropriate by Landlord. Any proceeds realized by Landlord on the disposal of any such property shall be applied first to offset all expenses of storage and sale, then credited against Tenant’s outstanding obligations to Landlord under this Lease, and any balance remaining after satisfaction of all obligations of Tenant under this Lease shall be delivered to Tenant.

13.2.6 Tenant hereby waives any right of redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 or 1179, or under any other present or future similar law, if Tenant is evicted or Landlord takes possession of the Premises by reason of any default by Tenant hereunder.

13.2.7 No delay or omission of Landlord to exercise any right or remedy shall be construed as a waiver of any such right or remedy or of any default by Tenant hereunder.

13.3 Chronic Delinquency. “Chronic Delinquency” means failure by Tenant to pay or submit when due any Rent due under this Lease three (3) times (consecutive or nonconsecutive) during any twelve (12) month period. In the event of a Chronic Delinquency Landlord shall have the right, without waiving any other rights and remedies Landlord may have, to require that Base Rent and Tenant’s Pro Rata share of Increases in Direct Expenses be paid by Tenant quarterly, in advance.

14. COMMON AREA.

14.1 Right of Use. Tenant, Tenant’s Representatives and Visitors shall be entitled to use those portions of the Common Areas which are open to the public, in common with Landlord and with other persons authorized by Landlord from time-to-time to use such area, subject to such reasonable rules and regulations relating to such use as Landlord may from time-to-time establish.

14.2 Landlord to Operate. Landlord shall operate, manage, equip, light, repair, clean and maintain and replace the Common Areas in such manner as Landlord may in its sole discretion determine to be appropriate. Tenant

14

shall reimburse Landlord for Tenant’s Pro Rata Share of such costs pursuant to Paragraph 4.1.2 - Direct Expenses. Landlord may temporarily close any Common Areas, including parking areas, for repairs or alterations, to prevent a dedication thereof or the accrual of prescriptive rights therein, or for any other reason deemed sufficient by Landlord.

14.3 Control in Landlord. Landlord shall at all times during the Term have the sole exclusive control of the automobile parking areas, driveways, entrances and exits and the sidewalks and pedestrian passageways and other Common Areas, and may at any time from time-to-time during the Term restrain any use or occupancy thereof except as authorized by the rules and regulations for the use of such areas established by Landlord from time-to-time. The rights of Tenant in and to the Common Areas shall at all times be subject to the rights of Landlord, other tenants of Landlord and other authorized users designated by Landlord to use the same in common with Tenant, and Tenant shall keep the Common Areas free and clear of any obstructions created or permitted by Tenant or resulting from Tenant’s operation. If, in the opinion of Landlord, unauthorized persons are using any of the Common Areas by reason of the presence of Tenant in the Building, Tenant, upon demand of Landlord, shall restrain such unauthorized use by appropriate proceedings. Nothing herein shall affect the right of Landlord at any time to remove any such unauthorized person from the Common Areas nor to prohibit the use of any said areas by unauthorized persons.

15. SECURITY SERVICES. Landlord may, but shall be under no obligation to, implement security measures for the Property, such as the registration or search of all persons entering or leaving the Building, requiring identification for access to the Building, evacuation of the Building for cause, suspected cause, or for drill purposes, the issuance of magnetic pass cards or keys for Building or elevator access and other actions that Landlord deems necessary or appropriate to prevent any threat of property loss or damage, bodily injury or business interruption. Landlord shall at all times have the right to change, alter or reduce any such security services or measures. Tenant shall cooperate and comply with, and cause Tenant’s Representatives and Visitors to cooperate and comply with, such security measures. Landlord, its agents and employees shall have no liability to Tenant or its Representatives or Visitors for the implementation or exercise of, or the failure to implement or exercise, any such security measures or for any resulting disturbance of Tenant’s use or enjoyment of the Premises.

If those tenants on the first and second floors of the Building request Landlord (by majority vote based upon the total Rental Area of the first and second floors) to contract for third-party security guard services for the Building and Landlord approves, Landlord shall make reasonable efforts to contract for the services, and the costs of the services will be charged as Rent to each tenant of the first and second floors in proportion to the Rental Area occupied by tenants on said floors from time to time. In accommodating said tenants’ request for security services, Landlord may, but shall not be required to, appoint a committee of such tenants to assist Landlord in the selection and administration of any such services. In no event shall Landlord have any responsibility or liability for the selection of such security services provider, or for any acts, errors or omissions of any such security service provider, and Tenants agree to look solely to the provider of such services for any claims arising thereunder.

16. SIGNS. Tenant shall not, without Landlord’s prior written consent (which consent may be withheld in Landlord’s sole discretion), install or affix to any portion of the Building any exterior or interior window, door or other signs, lettering, placards or the like (collectively “Signs”). If Landlord consents to the erection of any Signs, such Signs shall comply with any sign criteria imposed by Landlord and all Laws. Tenant may use as its advertised business address the name of the Building as it appears in the Basic Lease Information. Tenant shall not use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises, and Tenant shall not acquire any property right in or to any name which contains such name or a part thereof. Any permitted use by Tenant of the name of the Building during the Term shall not permit Tenant to use, and Tenant shall not use, such words either after the expiration or termination of the Lease or at any other location. Landlord reserves the right to change the name of the Building at any time.

17. ENCUMBRANCES.

17.1 Subordination. This Lease is expressly made subject and subordinate to any mortgage, deed of trust, ground lease, underlying lease or like encumbrance affecting any part of the Building or any interest of Landlord therein which is now existing or hereafter executed or recorded (“Encumbrance”); provided, however, that such subordination shall only be effective, as to future Encumbrances, if the holder of the Encumbrance agrees that this

15

Lease shall survive the termination of the Encumbrance by lapse of time, foreclosure or otherwise so long as Tenant is not in default under this Lease. Provided the conditions of the preceding sentence are satisfied, Tenant shall execute and deliver to Landlord, within ten (10) days after written request therefor by Landlord and in a form reasonably requested by Landlord, any additional documents evidencing the subordination of this Lease with respect to any such Encumbrance and the nondisturbance agreement of the holder of any such Encumbrance. If the interest of Landlord in the Building is transferred pursuant to or in lieu of proceedings for enforcement of any Encumbrance, Tenant shall immediately and automatically attorn to the new owner, and this Lease shall continue in full force and effect as a direct lease between the transferee and Tenant on the terms and conditions set forth in this Lease.

17.2 Mortgagee Protection. Tenant agrees to give any holder of any Encumbrance covering any part of the Building (“Mortgagee”), by registered mail, a copy of any notice of default served upon Landlord by Tenant, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of such Mortgagee. If Landlord shall have failed to cure such default within thirty (30) days from the effective date of such notice of default, then the Mortgagee shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default (including the time necessary to foreclose or otherwise terminate its Encumbrance, if necessary to effect such cure), and this Lease shall not be terminated so long as such remedies are being diligently pursued.

18. ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS.

18.1 Estoppel Certificates. Within ten (10) days after written request therefor, Tenant shall execute and deliver to Landlord, in a form provided by or satisfactory to Landlord, a certificate stating that this Lease is in full force and effect, describing any amendments or modifications hereto, acknowledging that this Lease is subordinate or prior, as the case may be, to any Encumbrance and stating any other information Landlord may reasonably request, including the Term, the monthly Base Rent, the date to which Rent has been paid, the amount of any Security Deposit or prepaid Rent, whether either party hereto is in default under the terms of the Lease, and whether Landlord has completed its construction obligations hereunder (if any). Tenant irrevocably constitutes, appoints and authorizes Landlord as Tenant’s special attorney-in-fact for such purpose to complete, execute and deliver such certificate if Tenant fails timely to execute and deliver such certificate as provided above. Any person or entity purchasing, acquiring an interest in or extending financing with respect to the Building shall be entitled to rely upon any such certificate. If Tenant fails to deliver such certificate within ten (10) days after Landlord’s second written request therefor, Tenant shall be liable to Landlord for any damages incurred by Landlord including any profits or other benefits from any financing of the Building or any interest therein which are lost or made unavailable as a result, directly or indirectly, of Tenant’s failure or refusal to timely execute or deliver such estoppel certificate.

18.2 Financial Statements. Upon request by Landlord, not more than once a year, Tenant shall deliver to Landlord a copy of the financial statements (including at least a year end balance sheet and a statement of profit and loss) of Tenant (and of each guarantor of Tenant’s obligations under this Lease) for each of the three most recently completed years, prepared in accordance with generally accepted accounting principles (and, if such is Tenant’s normal practice, audited by an independent certified public accountant), all then available subsequent interim statements, and such other financial information as may reasonably be requested by Landlord or required by any Mortgagee.

19. RIGHT OF ENTRY. Landlord and its agents shall have free access to the Premises during all reasonable hours for the purpose of examining the same to ascertain if they are in good repair, making repairs or installations which Landlord may be required or permitted to make hereunder, performing Landlord’s obligations under this Lease, protecting the Premises, posting notices of nonresponsibility, and exhibiting the same to prospective purchasers, lenders or tenants.

20. ATTORNEYS’ FEES. In the event of any dispute between Landlord and Tenant in any way related to this Lease, the non-prevailing party shall pay to the prevailing party all reasonable attorneys’ fees and costs and expenses of any type incurred by the prevailing party in connection with any action or proceeding (including any appeal and the enforcement of any judgment or award), whether or not the dispute is litigated or prosecuted to final judgment. The “prevailing party” shall be determined based upon an assessment of which party’s major arguments

16

or positions taken in the action or proceeding could fairly be said to have prevailed (whether by compromise, settlement, abandonment by the other party of its claim or defense, final decision, after any appeals, or otherwise) over the other party’s major arguments or positions on major disputed issues.

21. SECURITY DEPOSIT. Upon execution of this Lease, Tenant will deposit with Landlord the security deposit described in the Basic Lease Information (“Security Deposit”) as security for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease including, but not limited to, the provisions relating to the payment of Rent, Landlord may use, apply or retain all or any part of this Security Deposit for the payment of any Rent in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant’s default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant’s default. If any portion of such deposit is so used or applied, Tenant shall within five (5) days after written demand therefor deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant’s failure to do so shall be a material breach of this Lease. Landlord is not a trustee of the Security Deposit, and shall not be required to keep the Security Deposit separate from its general funds. Tenant shall not be entitled to interest on such deposit. If Tenant fully and faithfully performs every provision of this Lease to be performed by it, the remaining balance of the Security Deposit shall be returned to Tenant or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder, within the time required by law.

22. INTEREST. In addition to the late charges referred to in Paragraph 4.4 - Late Charges, which are intended to defray Landlord’s costs resulting from late payments, any payment from Tenant to Landlord not paid when due (including Base Rent and Tenant’s Pro Rata share of Increases in Base Rent) shall at Landlord’s option bear interest from the date due until paid to Landlord by Tenant at the discount rate of the Federal Reserve Bank of San Francisco at the time of the date due plus ten percent (10%) or the maximum lawful rate that Landlord may charge to Tenant under applicable laws, whichever is less (the “Stipulated Rate”). Acceptance of any interest shall not constitute a waiver of Tenant’s default with respect to the overdue sum or prevent Landlord from exercising any of its other rights and remedies under this Lease.

23. GUARANTY. If so shown on the Basic Lease Information, this Lease shall be guaranteed by the referenced Guarantor pursuant to terms of the Guaranty attached as EXHIBIT D.

24. RELOCATION. If Landlord requires the Premises for use in conjunction with another suite or for other reasons connected with Landlord’s Building planning program, upon notifying Tenant in writing, Landlord shall have the right to relocate Tenant to other space in the Building, at Landlord’s sole cost and expense, and the terms and conditions of the original Lease shall remain in full force and effect, except that a revised EXHIBIT A shall become part of this Lease and shall reflect the location of the new space. However, if the new space does not meet with Tenant’s approval, Tenant shall have the right to cancel this Lease upon giving Landlord sixty (60) days notice within ten (10) days of receipt of Landlord’s notification. If Tenant does not approve of the new space in writing within ten (10) days after receipt of Landlord’s notification, Landlord shall have the right to withdraw its relocation notice, in which event this Lease shall continue and Tenant shall not be relocated or accept Tenant’s termination notice, in which event this Lease shall terminate effective as of the date the relocation was to be effective.

25. MISCELLANEOUS.

25.1 Time of Essence. Time is of the essence with respect to the performance of every provision of this Lease (except delivery of possession of the Premises to Tenant).

25.2 Captions. The article and paragraph captions contained in this Lease are for convenience only and shall not be considered in the construction or interpretation of any provision hereof.

25.3 Entire Agreement and Amendments. This Lease, including the Exhibits and any Addenda attached hereto, and the documents referred to herein, if any, constitute the entire agreement between Landlord and Tenant with respect to the leasing of space by Tenant in the Building, and supersede all prior or contemporaneous agreements, understandings, proposals and other representations by or between Landlord and Tenant, whether written or oral.

17

Neither Landlord nor Landlord’s agents have made any representations or warranties with respect to the Premises, the Building, the Building or this Lease except as expressly set forth herein, and no rights, easements or licenses shall be acquired by Tenant by implication or otherwise unless expressly set forth herein. The submission of this Lease for examination does not constitute an option for the Premises and this Lease shall become effective as a binding agreement only upon execution and delivery thereof by Landlord to Tenant. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

25.4 Notice. All notices and any other communications permitted or required under this Lease must be in writing and will be effective (i) immediately upon delivery in person or by facsimile, provided delivery is made during regular business hours or receipt is acknowledged by a person reasonably believed by the delivering party to be employed by the recipient; (ii) 24 hours after deposit with a commercial courier or delivery service for overnight delivery, provided delivery is made during regular business hours or receipt is acknowledged by a person reasonably believed by the delivering party to be employed by the recipient; or (iii) three days after deposit with the United States Postal Service, certified mail, return receipt requested, postage prepaid. All notices must be properly addressed and delivered to the parties at the addresses for notices set forth in the Basic Lease Information. Either party may change its address for notices hereunder by a notice to the other party complying with this Paragraph.

25.5 Holdover. This Lease shall terminate without further notice at the expiration of the Term. Any holding over after the expiration or termination of the Lease without the consent of Landlord shall be construed to be a tenancy from month to month, at two hundred percent (200%) of the Base Rent for the month immediately preceding the expiration or termination of the Lease in addition to all other Rent payable hereunder, and shall otherwise be on the terms and conditions herein specified insofar as applicable. If Tenant remains in possession of the Premises after the expiration or termination of the Lease without Landlord’s consent, Tenant shall indemnify, defend and hold Landlord and Landlord’s employees, agents and partners harmless from and against any claim, loss, damage, expense or liability resulting from Tenant’s failure to surrender the Premises, including without limitation, any claims made by any succeeding tenant based upon delay in the availability of the Premises.

25.6 Brokers. Except for the brokers listed in the Basic Lease Information (“Brokers”), Tenant warrants and represents that it has had no dealings with any real estate broker or agent acting on Tenant’s behalf in connection with this Lease. Tenant agrees to defend, indemnify and hold Landlord and Landlord’s employees, agents and partners harmless from and against any and all liabilities or expenses, including attorneys’ fees and costs, arising out of or in connection with any broker, other than Brokers, or individual claiming to be acting on Tenant’s behalf.

25.7 Acceptance. Delivery of this Lease, duly executed by Tenant, constitutes an offer to lease the Premises, and under no circumstances shall such delivery be deemed to create an option or reservation to lease the Premises for the benefit of Tenant. This lease shall only become effective and binding upon full execution hereof by Landlord and delivery of a signed copy to Tenant.

25.8 Waiver. The waiver by Landlord of any breach of any term, condition or covenant of this Lease shall not be deemed to be a waiver of such provision or any subsequent breach of the same or any other term, condition or covenant of this Lease. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach at the time of acceptance of such payment. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord.

25.9 Separability. If one or more of the provisions contained herein, except for the payment of Rent, is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein.

25.10 Joint and Several Liability. If Tenant consists of more than one person or entity, the obligations of each Tenant under this Lease shall be joint and several.

25.11 Recording. Tenant shall not record this Lease or any memorandum thereof.

18

25.12 Force Majeure. If Landlord is delayed, interrupted or prevented from performing any of its obligations under this Lease, and such delay, interruption or prevention is due to fire, act of God, governmental act or failure to act, labor dispute, unavailability of materials or any cause outside the reasonable control of Landlord, then the time for performance of the affected obligations of Landlord shall be extended for a period equivalent to the period of such delay, interruption or prevention.

25.13 Landlord’s Liability. The term “Landlord,” as used in this Lease, shall mean only the owner or owners of the Building at the time in question. In the event of any conveyance of title to the Building, then from and after the date of such conveyance, the transferor Landlord shall be relieved of all liability with respect to Landlord’s obligations to be performed under this Lease after the date of such conveyance. Notwithstanding any other term or provision of this Lease, the liability of Landlord for its obligations under this Lease is limited solely to Landlord’s interest in the Building as the same may from time to time be encumbered, and no personal liability shall at any time be asserted or enforceable against any other assets of Landlord or against Landlord’s partners or members or its or their respective partners, shareholders, members, directors, officers or managers on account of any of Landlord’s obligations or actions under this Lease.

25.14 Exhibits. The Basic Lease Information, and all exhibits, amendments, riders and addenda attached hereto are hereby incorporated herein and made a part hereof.

25.15 Tenant Improvements. The construction of any initial improvements to the interior of the Premises shall be subject to the terms of Exhibit F.

25.16 Conditions. All agreements of Tenant contained in this Lease, whether expressed as conditions or covenants, shall be construed to be both conditions and covenants, conferring upon Landlord, in the event of a breach thereof, the right to terminate this Lease.

25.17 No Partnership or Joint Venture. Nothing in this Lease shall be construed as creating a partnership or joint venture between Landlord, Tenant, or any other party, or cause Landlord to be responsible for the debts or obligations of Tenant or any other party.

25.18 Construction. This Lease shall not be construed either for or against Tenant or Landlord, but shall be construed in accordance with the general tenor of the language. This Lease shall be construed in accordance with the laws of the State of California.

25.19 Binding Effect. Subject to the provisions of Article 17 - Encumbrances and Article 10 - Assignment and Subletting, all of the provisions hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

19

25.20 Authority. If Tenant is a corporation, partnership, limited liability company or other form of business entity, each of the persons executing this Lease on behalf of Tenant warrants and represents that Tenant is a duly organized and validly existing entity, that Tenant has full right and authority to enter into this Lease and that the persons signing on behalf of Tenant are authorized to do so and have the power to bind Tenant to this Lease. Tenant shall provide Landlord upon request with evidence reasonably satisfactory to Landlord confirming the foregoing representations.

IN WITNESS WHEREOF, Landlord and Tenant have entered into this Lease as of the date first above written.

TENANT:

By:	/s/ JANET L. DALY
Its:	Vice President, Finance & Administration

By:
Its:

LANDLORD:

By:	/s/ JANET L. DALY
Its:	Vice President, Finance & Administration

20

EXHIBIT A

ATTACHED TO AND FORMING A PART OF LEASE

DATED AS OF MAY 1, 1998

BETWEEN DOLBY PROPERTIES, LLC AS LANDLORD

AND

DOLBY LABORATORIES, INC, AS TENANT

PREMISES – AS INDICATED ON THE ATTACHED FLOORPLAN

EXHIBIT A - Page 1

[DIAGRAM OF FLOORPLAN]

EXHIBIT B

ATTACHED TO AND FORMING A PART OF LEASE

DATED AS OF MAY 1, 1998

BETWEEN DOLBY PROPERTIES, LLC AS LANDLORD

AND

DOLBY LABORATORIES, INC, AS TENANT

ADDITIONAL PROVISIONS - NONE

EXHIBIT B - Page 1

EXHIBIT C

ATTACHED TO AND FORMING A PART OF LEASE

DATED AS OF MAY 1, 1998

BETWEEN DOLBY PROPERTIES, LLC AS LANDLORD

AND

DOLBY LABORATORIES, INC AS TENANT

RULES AND REGULATIONS

(a)	Tenant and Tenant’s employees shall not in any way obstruct the sidewalks, entry passages, pedestrian passageways, driveways, entrances and exits to the Building, and they shall use the same only as passageways to and from their respective work areas.

(b)	Any sash doors, sashes, windows, glass doors, lights and skylights that reflect or admit light into the Common Areas of Building shall not be covered or obstructed by Tenant. Water closets, urinals and wash basins shall not be used for any purpose other than those for which they were constructed, and no rubbish, newspapers, food or other substance of any kind shall be thrown into them. Tenant shall not mark, drive nails, screw or drill into, paint or in any way deface the exterior walls, roof, foundations, bearing walls or pillars without the prior written consent of Landlord, which consent may be withheld in Landlord’s sole discretion. The expense of repairing any breakage, stoppage or damage resulting from a violation of this rule shall be borne by Tenant.

(c)	No awning or shade shall be affixed or installed over or in the windows or the exterior of the Premises except with the consent of Landlord, which may be withheld in Landlord’s discretion.

(d)	No boring or cutting for wires shall be allowed, except with the consent of Landlord, which consent may be withheld in Landlord’s sole discretion.

(e)	Tenant shall not do anything in the Premises, or bring or keep anything therein, which will in any way increase or tend to increase the risk of fire or the rate of fire insurance or which shall conflict with the regulations of the fire department or the law or with any insurance policy on the Premises or any part thereof, or with any rules or regulations established by any administrative body or official having jurisdiction, and it shall not use any machinery therein, even though its installation may have been permitted, which may cause any unreasonable noise, jar, or tremor to the floors or walls, or which by its weight might injure the floors of the Premises.

(f)	Landlord may limit weight, size and position of all safes, fixtures and other equipment used in the Premises. If Tenant shall require extra heavy equipment, Tenant shall notify Landlord of such fact and shall pay the cost of structural bracing to accommodate it. All damage done to the Premises or Building by installing, removing, or maintaining extra heavy equipment shall be repaired at the expense of Tenant.

(g)	Tenant and Tenant’s Representatives and Visitors shall not make nor permit any loud, unusual or improper noises nor interfere in any way with other tenants or those having business with them, nor bring into or keep within the Building any animal, or any bicycle or other vehicle, except such vehicle as Landlord may from time to time permit. Tenant and Tenant’s Representatives and Visitors shall not throw refuse or other substances or litter of any kind in or about the Building, except in receptacles placed therein for such purposes by Landlord or government authorities.

(h)	No machinery of any kind will be allowed in the Premises without the written consent of Landlord. This shall not apply, however, to customary office equipment or trade fixtures.

(i)	All freight must be moved into, within and out of the Premises only during such hours and according to such regulations as may be posted from time to time by Landlord.

EXHIBIT C - Page 1

(j)	No aerial shall be erected on the roof or exterior walls of the Premises, or on the grounds, without in each instance, the written consent of Landlord. Any aerial so installed without such written consent shall be subject to removal without notice at any time. Landlord may withhold consent in its sole discretion.

(k)	All garbage, including wet garbage, refuse or trash shall be placed by the Tenant in the receptacles provided by the Landlord for that purpose and only during those times prescribed by the Landlord.

(l)	Tenant shall not burn any trash or garbage at any time in or about the Premises or any area of the Building.

(m)	Tenant shall observe all security regulations issued by the Landlord and comply with instructions and/or directions of the duly authorized security personnel for the protection of the Building and all tenants therein.

(n)	Any requirements of Tenant will be considered only upon written application to Landlord at Landlord’s address set forth in the Lease.

(o)	No waiver of any rule or regulation by Landlord shall be effective unless expressed in writing and signed by Landlord or its authorized agent.

(p)	Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of the Law or the rules and regulations of the Building.

(q)	Landlord reserves the right at any time to change or rescind any one or more of these rules or regulations or to make such other and further reasonable rules and regulations as, in Landlord’s judgment, may from time to time be necessary for the operation, management, safety, care and cleanliness of the Building and the Premises, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants of the Building. Landlord shall not be responsible to Tenant or to any other person for the non-observance or violation of the rules and regulations by any other tenant or other person. Tenant shall be deemed to have read these rules and to have agreed to abide by them as a condition to its occupancy of the Premises.

(r)	Tenant shall abide by any additional rules or regulations which are ordered or requested by any governmental or military authority.

(s)	In the event of any conflict between these rules and regulations or any further or modified rules and regulations from time to time issued by Landlord and the Lease provisions, the Lease provisions shall govern and control.

(t)	Landlord specifically reserves to itself or to any person or firm it selects, (i) the right to place in and upon the Building, coin-operated machines for the sale of cigarettes, candy and other merchandise or service, and (ii) the revenue resulting therefrom. Neither party shall place or permit vending machines in the Premises.

(u)	Normal business hours for the Building shall be from 8 a.m. to 6 p.m., Monday through Friday, excluding holidays.

EXHIBIT C - Page 2

EXHIBIT D

ATTACHED TO AND FORMING A PART OF LEASE

DATED AS OF MAY 1, 1998

BETWEEN DOLBY PROPERTIES, LLC AS LANDLORD

AND

DOLBY LABOARATORIES, INC, AS TENANT

LEASE GUARANTY

GUARANTOR: NONE

EXHIBIT D - Page 1

EXHIBIT E

ATTACHED TO AND FORMING A PART OF LEASE

DATED AS OF MAY 1, 1998

BETWEEN DOLBY PROPERTIES, LLC AS LANDLORD

AND

DOLBY LABORATORIES, INC, AS TENANT

CONSTRUCTION RIDER - NONE

EXHIBIT E - Page 1

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (“Amendment”) is made as of September 4, 2002 by and between Dolby Properties, LLC a California limited liability company (“Landlord”), and Dolby Laboratories, Inc. (“Tenant”).

Recitals

A. Pursuant to that certain Lease by and between Tenant and Landlord’s dated May 1, 1998 (the “Original Lease”), Tenant currently leases approximately 10,340 rentable square feet of space on the Second floor (the “Premises”) of the building known as 999 Brannan Street, San Francisco, California (the “Building”). Capitalized terms not defined in this Amendment shall have the meanings given them in the Lease.

B. Landlord and Tenant desire to further amend the Lease to provide for the reduction of rentable square footage of the Lease and a decrease in Base Rent, all upon and subject to the terms and conditions set forth in this Amendment.

NOW THEREFORE, in consideration of the foregoing recitals and the mutual agreements of the parties herein, Landlord and Tenant hereby agree as follows:

1. Rentable Area Reduction. Landlord and Tenant acknowledge and agree that the current rentable area of the Premises is approximately 10,340 square feet and hereby agree to remove 2,000 square feet from that Lease represented by the area commonly known as Suite 218 and 219. The new Rentable Area will be 8,340 square feet.

2. Base Rent. Effective as of October 1, 2002, Base Rent for the Lease shall be reduced from $22,403.33 per month to $18,069.99 per month and payable as described in the Lease.

3. Lease. Landlord and Tenant acknowledge that a true and correct copy of the Original Lease is attached hereto as Exhibit A.

4. Ratification of Lease. The Lease, as modified by this Amendment, remains in full force and effect, and Landlord and Tenant hereby ratify the same. This Amendment shall be binding upon and inure to the benefit to the parties and their respective successors and assigns.

5. Authority. Each of the persons executing this Third Amendment on behalf of Tenant warrants and represents that Tenant is a duly organized and validly existing entity, that Tenant has full right and authority to enter into this Third Amendment and that the persons signing on behalf of Tenant are authorized to do so and have the power to bind Tenant to this Third Amendment. Tenant shall provide Landlord upon request with evidence reasonably satisfactory to Landlord confirming the foregoing representations.

6. Attorneys’ Fees. In the event of any litigation or arbitration regarding any rights and obligations under the Lease or this Third Amendment, the prevailing party shall be entitled to recover reasonable attorneys’ fees and court costs in addition to any other relief which may be granted. The “prevailing party” shall mean the party receiving substantially the relief desired, whether by settlement, dismissal, summary judgment, judgment, or otherwise.

7. Integration. The Lease and this Third Amendment constitute the entire understanding between the parties with respect to the Premises and supersede all other prior and contemporaneous agreements, understandings or representations, whether oral or written, express or implied. No waiver, modification or amendment of this Amendment will be effective unless it is in writing and executed by both parties.

8. Counterparts. This Third Amendment may be executed in any number of original counterparts, all of which evidence only one agreement, binding on all parties, even though all parties are not signatory to the same counterpart.

IN WITNESS WHEREOF, Landlord and Tenant have entered into and executed this Amendment as of the date set forth above.

Dolby Laboratories, Inc.		DOLBY PROPERTIES, LLC a California limited liability company

By:	/s/ MARTIN A. JAFFE	By:	/s/ MARTIN A. JAFFE
	Marty Jaffe, Vice President		Marty Jaffe, Vice President
	Business Affairs		Business Affairs

EXHIBIT A

ORIGINAL LEASE

EXHIBIT A - Page 1

999 BRANNAN STREET

BASIC LEASE INFORMATION

The Basic Lease Information set forth below is part of the Lease.

Lease Date: (Introduction)	May 14, 1998

Landlord: (Introduction)	Dolby Properties, LLC

Tenant: (Introduction)	Dolby Laboratories, Inc

Premises:	Suite Number: 3000, 4000 and Penthouse

Building:	999 Brannan Street, San Francisco, California

Rentable Area of Premises: (Paragraph 1.1)	Approximately 72,877 square feet.

Rentable Area of Building: (Paragraph 1.2)	Approximately 134,280 square feet.

Tenant’s Pro Rata Share: (Paragraph 1.8)	Fifty-four and 27/100th Percent (54.27%).

Term: (Paragraph 3)	15 Years

Scheduled Commencement Date: (Paragraph 3)	July 1, 1998

Expiration Date: (Paragraph 3)	The last day of the 180th full calendar month in the Term

Base Rent: (Paragraph 4.1.1)	$23.00 per square foot per year ($139,680.90 per month)

Base Year: (Paragraph 1.1)	1999

Use: (Paragraph 6.1)	General business office purposes typically associated with the multi-media industry

Security Deposit: (Paragraph 21)	None

Guarantor: (Paragraph 23)	None

Landlord’s Address for Notices: (Paragraph 25.4)	Dolby Properties, LLC 100 Potrero Avenue San Francisco, CA 94103-4813 Attention: Janet Daly

Tenant’s Address for Notices: (Paragraph 25.4)	Dolby Laboratories, Inc 100 Potrero Avenue San Francisco, CA 94103-4813 Attention: Janet Daly

Landlord’s Broker: (Paragraph 25.6)	None

Tenant’s Broker: (Paragraph 25.6)	None

Additional Provisions:	None

	8.9	Landlord’s Disclaimer	9

9.	REPAIRS AND RESTORATION		9

	9.1	Insubstantial Insured Damage	9
	9.2	Substantial or Uninsured Damage	10
	9.3	Damage Near End of Term	10
	9.4	Rent Abatement	10
	9.5	Tenant’s Option to Cancel	10
	9.6	“Substantial” Defined	10

10.	ASSIGNMENT AND SUBLETTING		10

	10.1	Landlord’s Consent Required	10
	10.2	Notice to Landlord	11
	10.3	Landlord’s Option	11
	10.4	Collection of Rent	11
	10.5	Tenant Not Released	12

11.	EMINENT DOMAIN		12

	11.1	Automatic Termination	12
	11.2	Rent Abatement	12
	11.3	Condemnation Award	12
	11.4	Sale Under Threat of Condemnation	12

12.	UTILITIES AND SERVICES		12

13.	DEFAULTS, REMEDIES		13

	13.1	Defaults	13
	13.2	Remedies	13
	13.3	Chronic Delinquency	15

14.	COMMON AREA		15

	14.1	Right of Use	15
	14.2	Landlord to Operate	15
	14.3	Control in Landlord	15

15.	SECURITY SERVICES		15

16.	SIGNS		16

17.	ENCUMBRANCES		16

	17.1	Subordination	16
	17.2	Mortgagee Protection	16

18.	ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS		16

	18.1	Estoppel Certificates	16
	18.2	Financial Statements	17

19.	RIGHT OF ENTRY		17

20.	ATTORNEYS’ FEES		17

21.	SECURITY DEPOSIT		17

22.	INTEREST		17

23.	GUARANTY		17

24.	RELOCATION		17

25.	MISCELLANEOUS		18

	25.1	Time of Essence	18
	25.2	Captions	18
	25.3	Entire Agreement and Amendments	18
	25.4	Notice	18
	25.5	Holdover	18
	25.6	Brokers	18
	25.7	Acceptance	18
	25.8	Waiver	19
	25.9	Separability	19
	25.10	Joint and Several Liability	19
	25.11	Recording	19
	25.12	Force Majeure	19
	25.13	Landlord’s Liability	19
	25.14	Exhibits	19
	25.15	Tenant Improvements	19
	25.16	Conditions	19
	25.17	No Partnership or Joint Venture	19
	25.18	Construction	19
	25.19	Binding Effect	20
	25.20	Authority	20

Exhibit A - Premises

Exhibit B - Additional Provisions

Exhibit C - Rules and Regulations

Exhibit D - Lease Guaranty

Exhibit E - Construction Rider

999 BRANNAN STREET LEASE

THIS LEASE is made as of the Lease Date set forth in the Basic Lease Information, by and between Dolby Properties LLC (“Landlord”) and the Tenant identified in the Basic Lease Information (“Tenant”). Landlord and Tenant hereby agree as follows:

1. DEFINITIONS. Unless the context otherwise specifies or requires, the following terms shall have the following meanings:

1.1 Base Year. The calendar year specified in the Basic Lease Information as the Base Year.

1.2 Base Year Direct Expenses. The Direct Expenses paid or incurred by Landlord in the Base Year.

1.3 Building. The building in which the Premises are located.

1.4 Common Areas. All areas within or around the Building which are now or hereafter held for use by the Landlord or other persons entitled to occupy space in the Building, including, without limitation, streets, driveways, covered walkways, canopies, loading docks, sidewalks, landscaped and planted areas, restrooms not located within the premises of any tenant, corridors and hallways, janitor’s closets, mechanical and telephone rooms, and other areas and improvements provided by Landlord for the common use of Landlord and tenants and their respective employees and invitees. Landlord may make changes at any time and from time to time in the size, shape, location, number and extent of the Common Areas and no such change shall constitute an eviction, construction or otherwise, or entitle Tenant to any abatement of rent or otherwise affect Tenant’s obligations under this Lease.

1.5 Direct Expenses. All costs paid or incurred by Landlord in connection with the operation, maintenance, replacement and repair of the Building (excluding those expenses which are the responsibility of Tenant pursuant to Paragraphs 5 - Tenant Taxes, 7.3 - Reimbursement by Tenant and 8.1 - Tenant’s Insurance) including, without limitation, all costs and expenses paid or incurred with respect to utilities and other services provided to the Building to the extent not required to be paid by Tenant pursuant to this Lease; operating, cleaning, sweeping, repairing and resurfacing the sidewalk, entry areas, and other Common Areas; maintenance and replanting of all landscaping; maintenance and repair of landscape sprinkler systems, fire protection and security systems, lights and light standards (including bulb replacement), drainage systems and utility systems (including heating ventilation and air-conditioning); painting, janitorial and other services to the Common Areas; premiums for public liability and property damage insurance (including extended and broad form coverage risks for the Common Areas of the Building) and insurance deductibles; Real Property Taxes as defined below; any assessments or charges imposed in order to have the Building comply with statutes, ordinances, orders, requirements, laws, rules and regulations of any governmental or quasi-governmental authority now or hereafter in effect (collectively, “Laws”); maintenance, repair and replacement of mechanical equipment as necessary or rental for such equipment if leased; costs of maintenance and repair of electricity, water and other utilities for the operation and maintenance of the Building; garbage and refuse removal; capital expenditures reasonably deemed necessary by Landlord or made for the purpose of reducing operating expenses or to comply with Laws (which capital expenses shall be amortized over their useful life); reasonable legal and accounting expenses which relate to the Building as a whole; reasonable third party management fees for the Building; a reasonable allowance for depreciation on machinery and equipment used to maintain the Building and on other personal property owned by Landlord in the Building (including window coverings and carpeting in the Common Areas); and the reasonable costs of contesting the validity or applicability of any Laws that may affect the Building. If less than one hundred percent of the Building is occupied during any Lease Year, Landlord shall adjust Direct Expenses to equal Landlord’s reasonable estimate of direct Expenses had one hundred percent of the Building been occupied.

1.6 Lease Year. The term “Lease Year” as used in the Lease shall refer to each full (twelve month) calendar year occurring during the Term, except that the first Lease Year shall be the period from the Commencement Date until December 31 of the calendar year in which the Commencement Date occurs, and the last Lease Year shall be the period from January 1 in the year in which the Lease terminates until the last day of the Term.

1

1.7 Premises. The space identified in the Basic Lease Information, in the Building at the address specified in the Basic Lease Information. The approximate configuration and location of the Premises is outlined on the attached EXHIBIT A. Landlord and Tenant agree that the rentable area of the Premises for all purposes under this Lease, shall be the rentable area specified in the Basic Lease Information, regardless of the actual measurement of the Premises. Tenant acknowledges that Tenant or Tenant’s representative has measured or had the opportunity to measure the Premises to verify the accuracy of the rentable area specified in the Basic Lease Information.

1.8 Real Property Taxes. All real property taxes and general, special or district assessments or other governmental impositions, of whatever kind, nature or origin, imposed on or by reason of the ownership or use of the Building; governmental charges, fees or assessments for transit or traffic mitigation (including area-wide traffic improvement assessments and transportation system management fees), housing, police, fire or other governmental service or purported benefits to the Building; personal property taxes assessed on the personal property of Landlord used in the operation of the Building; service payments in lieu of taxes and taxes and assessments of every kind and nature whatsoever levied or assessed in addition to, in lieu of or in substitution for existing or additional real or personal property taxes on the Building or the personal property described above; any increases in the foregoing caused by changes in assessed valuation, tax rate or other factors or circumstances; and the reasonable cost of contesting by appropriate proceedings the amount or validity of any taxes, assessments or charges described above. To the extent paid by Tenant or other tenants as “Tenant’s Taxes” (as defined in Paragraph 5 - Tenant Taxes), “Tenant’s Taxes” shall be excluded from Taxes. The term “Real Property Taxes” shall also include all expenses reasonably incurred by Landlord in seeking reduction by the taxing authorities of Real Property Taxes applicable to the Building.

1.9 Rentable Area of Building. The Building contains the rentable area specified in the Basic Lease Information.

1.10 Tenant’s Pro Rata Share. The percentage figure specified in the Basic Lease Information as Tenant’s Pro Rata Share. Landlord and Tenant acknowledge that Tenant’s Pro Rata Share is the ratio of the rentable area of the Premises as specified in the Basic Lease Information over the total rentable area of the Building as specified in the Basic Lease Information.

2. PREMISES. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the Premises for the Term, at the Rent specified in Paragraph 4 and upon all of the conditions and agreements set forth herein; reserving to Landlord, however, the right to install, maintain, use, repair and replace pipes, ducts, subfloors, conduits, and wires through the Premises in locations causing Tenant the least inconvenience possible and the use of the exterior walls and roof.

3. LEASE TERM. The term of this Lease (the “Term”) shall commence on the Commencement Date as described below and, unless sooner terminated, shall expire on the Expiration Date set forth in the Basic Lease Information (the “Expiration Date”). The “Commencement Date” shall be the earlier of (a) the date on which Landlord tenders possession of the Premises to Tenant, with all of Landlord’s construction obligations, if any, “Substantially Completed” as provided in the Construction Rider attached as EXHIBIT E (the “Construction Rider”) or, in the event of any “Tenant Delay,” as defined in the Construction Rider, the date on which Landlord could have done so had there been no such Tenant Delay; or (b) the date upon which Tenant, with Landlord’s written permission, actually occupies and conducts business in any portion of the Premises. The parties anticipate that the Commencement Date will occur on or about the Scheduled Commencement Date set forth in the Basic Lease Information (the “Scheduled Commencement Date”); provided, however, that Landlord shall not be liable for any claims, damages or liabilities if the Premises are not ready for occupancy by the Scheduled Commencement Date. When the Commencement Date has been established, Landlord and Tenant shall at the request of either party confirm the Commencement Date and Expiration Date in writing.

2

4. RENT.

4.1 Rent Payable. The Rent payable to Landlord includes the following:

4.1.1 Base Rent. During each month of the Term, Tenant shall pay to Landlord as Base Rent the amount set forth in the Basic Lease Information. Base Rent shall be paid in advance on the first day of each calendar month throughout the Term without offset, deduction, prior notice or demand, except that a full month’s Base Rent shall be paid upon the execution of this Lease by Tenant and the prorated Base Rent payable for the period, if any, prior to the first full calendar month of the Term shall be paid on the first day of said first full calendar month. Base Rent for any partial month shall be prorated based on the actual number of days in the month.

4.1.2 Direct Expenses. Commencing January 1, 2000, Tenant shall also pay Tenant’s Pro Rata Share of any amount by which the Direct Expenses for any Lease Year commencing in 2000 exceeds the Base Year Direct Expenses (the “Increases in Direct Expenses”). If any additional space is added to the Premises, Tenant’s Pro Rata Share of Increases in Direct Expenses shall be calculated separately for each such addition. Within thirty (30) days after the commencement of each Lease Year, Landlord shall give Tenant a written estimate of Tenant’s Pro Rata Share of the monthly Increases in Direct Expenses for the current Lease Year. Tenant shall pay such estimated amount to Landlord in monthly installments in advance on the first day of each calendar month of the Term, without deduction, offset, prior notice or demand, prorated for any partial month. Landlord may at any time during the Term, but not more frequently than quarterly, adjust estimates of Increases in Direct Expenses to reflect current expenditures. Following written notice to Tenant of such revised estimate, subsequent payment by Tenant shall be based upon such revised estimate. Within ninety (90) days after the end of each Lease Year, Landlord shall furnish to Tenant a statement showing in reasonable detail the Direct Expenses incurred by Landlord during such Lease Year, and the parties shall, within thirty (30) days after the date of such statement, make any payment necessary to adjust Tenant’s estimated payments for such Lease Year to Tenant’s actual Pro Rata Share of Increases in Direct Expenses for such Lease Year as shown by such annual statement.

4.1.3 Late Charges. If Base Rent or Tenant’s Pro Rata Share of Increases in Direct Expenses are unpaid after the fifth day after the due date, Tenant shall pay a late charge of ten percent (10%) of the amount overdue. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of the late payment by Tenant. The late charge shall be paid without offset, deduction, prior notice or demand. Any dishonored check shall be treated as rent unpaid and shall be subject to late charges. Acceptance of any late charge shall not constitute a waiver of Tenant’s default with respect to the overdue sum or prevent Landlord from exercising any of its other rights and remedies under this Lease.

4.2 Additional Rent Terms. All amounts which Tenant is required to pay under this Lease including all damages, costs and expenses which Landlord may incur by reason of any default by Tenant under this Lease shall be deemed to be Rent hereunder. Upon nonpayment of any Rent, Landlord shall have all of the rights and remedies with respect thereto as Landlord has for the non-payment of Base Rent. All Rent shall be paid in lawful money of the United States to Landlord at the address specified in this Lease for purpose of notice, or to such other persons or at such other places as may be designated in writing by Landlord from time to time. All Rent shall be paid without deduction or offset and, except as otherwise expressly provided in this Lease, without prior notice or demand.

5. TENANT TAXES. Tenant shall be responsible for and shall pay before delinquency all Tenant Taxes. Tenant Taxes shall mean: (a) all taxes, assessments, license fees and other governmental charges or impositions levied or assessed against or with respect to Tenant’s personal property or Trade Fixtures in the Premises, whether any such imposition is levied directly against Tenant or levied against Landlord or the Building; (b) all rental, excise, sales or transaction privilege taxes arising out of this Lease (excluding, however, state and federal personal or corporate income taxes measured by the income of Landlord from all sources) imposed by any taxing authority upon Landlord or upon Landlord’s receipt of any rent payable by Tenant pursuant to the terms of this Lease; and (c) any increase in Real Property Taxes attributable to inclusion of a value placed on Tenant’s personal property, Trade Fixtures or Alterations. If any Tenant Taxes are assessed, levied, or imposed upon Landlord or any portion of the Building, Landlord shall give Tenant a statement of the amount applicable to the Premises. If a separate assessment of the improvements is not available from the appropriate governmental authority, Landlord’s good faith allocation shall be binding on Tenant. In

3

such event, Tenant shall pay Landlord on demand for such Tenant Taxes applicable to the Premises. If Landlord pays any Tenant Taxes, Tenant shall reimburse Landlord upon demand for the amount of such payment, together with interest at the Stipulated Rate from the date of Landlord’s payment to the date of Tenant’s reimbursement.

6. CONDUCT OF BUSINESS BY TENANT.

6.1 Use of the Premises. Tenant shall use the Premises solely for the purpose set forth in the Basic Lease Information as Use and for no other purposes without the prior written consent of Landlord which shall be given at Landlord’s sole discretion.

6.2 Compliance with Law. Tenant at its expense shall comply promptly with all present and future applicable Laws regulating the use by Tenant of the Premises, including compliance with the Americans With Disabilities Act of 1990, as the same may be amended from time to time. Tenant shall not use or permit the use of the Premises in any manner that will tend to create a nuisance or tend to disturb other tenants or occupants of the Building or tend to injure the reputation of the Building. Tenant shall place no loads upon the floors, walls or ceilings in excess of the maximum designed load determined by Landlord or which endanger the structure; nor place any harmful liquids in the drainage systems; nor dump or store waste materials or refuse or allow such to remain outside the Premises proper, except in the enclosed trash areas provided, if any. Tenant shall not store or permit to be stored or otherwise placed any other material of any nature whatsoever outside the Premises.

6.3 Rules and Regulations. Tenant shall comply at all times with the Rules and Regulations attached to this Lease as EXHIBIT C and such amendments and modifications thereof and additions thereto as Landlord may from time to time reasonably adopt for the operation, safety, care and cleanliness of the Building or the preservation of good order therein. Landlord shall not be liable to Tenant for the failure of any tenant or other person to comply with such Rules and Regulations.

6.4 Hazardous Materials.

6.4.1 Definitions.

6.4.1.1 “Hazardous Materials” shall mean any substance: (A) that now or in the future is regulated or governed by, requires investigation or remediation under, or is defined as a hazardous waste, hazardous substance, pollutant or contaminant under any governmental statute, code, ordinance, regulation, rule or order, and any amendment thereto, including for example only the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. §9601 et seq., and the Resource Conservation and Recovery Act, 42 U.S.C. §6901 et seq., or (B) that is toxic, explosive, corrosive, flammable, radioactive, carcinogenic, dangerous or otherwise hazardous, including gasoline, diesel fuel, petroleum hydrocarbons, polychlorinated biphenyls (PCBs), asbestos, radon and urea formaldehyde foam insulation.

6.4.1.2 “Environmental Requirements” shall mean all present and future Laws, permits, licenses, approvals, authorizations and other requirements of any kind applicable to Hazardous Materials.

6.4.1.3 “Handled by Tenant” and “Handling by Tenant” shall mean and refer to any installation, handling, generation, storage, use, disposal, discharge, release, abatement, removal, transportation, or any other activity of any type by Tenant or its agents, employees, contractors, licensees, sublessees, transferees or representatives (collectively, “Representatives”) or its guests, customers, invitees, or visitors (collectively, “Visitors”), at or about the Premises in connection with or involving Hazardous Materials.

6.4.1.4 “Environmental Losses” shall mean all costs and expenses of any kind, damages, including foreseeable and unforeseeable consequential damages, fines and penalties incurred in connection with any violation of and compliance with Environmental Requirements and all losses of any kind attributable to the diminution of value, loss of use or adverse effects on marketability or use of any portion of the Premises or Building.

4

6.4.2 Tenant’s Covenants. No Hazardous Materials shall be Handled by Tenant at or about the Premises or Building without Landlord’s prior written consent, which consent may be granted, denied, or conditioned upon compliance with Landlord’s requirements, all in Landlord’s absolute discretion. Notwithstanding the foregoing, normal quantities and use of those Hazardous Materials customarily used in the conduct of general office activities, such as copier fluids and cleaning supplies (“Permitted Hazardous Materials”), may be used and stored at the Premises without Landlord’s prior written consent, provided that Tenant’s activities at or about the Premises and Building and the Handling by Tenant of all Hazardous Materials shall comply at all times with all Environmental Requirements. At the expiration or termination of the Lease, Tenant shall promptly remove from the Premises and Building all Hazardous Materials Handled by Tenant at the Premises or the Building. Tenant shall keep Landlord fully and promptly informed of all Handling by Tenant of Hazardous Materials other than Permitted Hazardous Materials. Tenant shall be responsible and liable for the compliance with all of the provisions of this Paragraph by all of Tenant’s Representatives and Visitors, and all of Tenant’s obligations under this Paragraph (including its indemnification obligations under Paragraph 6.4.5 - Tenant’s Indemnification below) shall survive the expiration or termination of this Lease.

6.4.3 Compliance. Tenant shall at Tenant’s expense promptly take all actions required by any governmental agency or entity in connection with or as a result of the Handling by Tenant of Hazardous Materials at or about the Premises or Building, including inspection and testing, performing all cleanup, removal and remediation work required with respect to those Hazardous Materials, complying with all closure requirements and post-closure monitoring, and filing all required reports or plans. All of the foregoing work and all Handling by Tenant of all Hazardous Materials shall be performed in a good, safe and workmanlike manner by consultants qualified and licensed to undertake such work and in a manner that will not interfere with any other tenant’s quiet enjoyment of the Building or Landlord’s use, operation, leasing and sale of the Building. Tenant shall deliver to Landlord prior to delivery to any governmental agency, or promptly after receipt from any such agency, copies of all permits, manifests, closure or remedial action plans, notices, and all other documents relating to the Handling by Tenant of Hazardous Materials at or about the Premises or Building. If any lien attaches to the Premises or the Building in connection with or as a result of the Handling by Tenant of Hazardous Materials, and Tenant does not cause the same to be released, by payment, bonding or otherwise, within ten (10) days after the attachment thereof, Landlord shall have the right but not the obligation to cause the same to be released and any sums expended by Landlord in connection therewith shall be payable by Tenant on demand.

6.4.4 Landlord’s Rights. Landlord shall have the right, but not the obligation, to enter the Premises at any reasonable time (i) to confirm Tenant’s compliance with the provisions of this Paragraph 6.4, and (ii) to perform Tenant’s obligations under this Paragraph 6.4 if Tenant has failed to do so after reasonable notice to Tenant. Landlord shall also have the right to engage qualified Hazardous Materials consultants to inspect the Premises and review the Handling by Tenant of Hazardous Materials, including review of all permits, reports, plans, and other documents regarding same. Tenant shall pay to Landlord on demand the costs of Landlord’s consultants’ fees and all costs incurred by Landlord in performing Tenant’s obligations under this Paragraph. Landlord shall use reasonable efforts to minimize any interference with Tenant’s business caused by Landlord’s entry into the Premises, but Landlord shall not be responsible for any interference caused thereby.

6.4.5 Tenant’s Indemnification. Tenant agrees to indemnify, defend and hold harmless Landlord and its partners or members and its or their partners, members, directors, officers, shareholders, employees and agents from all Environmental Losses and all other claims, actions, losses, damages, liabilities, costs and expenses of every kind, including reasonable attorneys’, experts’ and consultants’ fees and costs, incurred at any time and arising from or in connection with the Handling by Tenant of Hazardous Materials at or about the Building or Tenant’s failure to comply in full with all Environmental Requirements with respect to the Premises.

7. MAINTENANCE, REPAIRS AND ALTERATIONS.

7.1 Acceptance. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good and sanitary order, condition and repair, subject to all applicable Laws. Tenant acknowledges that neither Landlord nor Landlord’s agents have made any representation or warranty as to the suitability of the Premises for the conduct of Tenant’s business, the condition of the Premises or Building, or the use or

5

occupancy which may be made thereof and Tenant has independently investigated and is satisfied that the Premises are suitable for Tenant’s intended use.

7.2 Landlord’s Responsibility. Subject to the provisions of Article 9 - Repairs and Restoration, Landlord shall, during the Term, keep in good order, condition and repair the foundations, exterior walls (excluding the interior surface of exterior walls), windows, plate glass, doors (other than doors located within a tenant’s premises), downspouts, gutters and roof of the Building, all plumbing, HVAC, electrical and lighting facilities and equipment servicing the Premises, and the Common Areas; provided, however, that Landlord shall have no obligation to repair until a reasonable time after the receipt by Landlord of a written notice of the need for repairs. Tenant waives the provisions of California Civil Code Sections 1941 and 1942 and similar laws now or hereafter in effect. Tenant shall pay the cost of repairs to utilities located within the Premises, or for any repairs to the Building occasioned by any act or omission of Tenant, Tenant’s Representatives or Visitors, other than reasonable wear and tear.

7.3 Reimbursement by Tenant. Tenant shall reimburse Landlord, as Rent, for Tenant’s Pro Rata Share of all costs and expenses incurred by Landlord for the foregoing maintenance and repair to the extent set forth in Article 4.1.2 - Direct Expenses.

7.4 Tenant’s Responsibility. Except as provided in Paragraph 7.2 - Landlord’s Responsibility above, Tenant shall keep in first-class order, condition and repair the Premises and every part thereof, including, without limitation, all fixtures, Trade Fixtures, Alterations, interior walls and interior surface of exterior walls, ceilings, floors and floor coverings, utilities and doors located within the Premises. Tenant shall also keep the Premises at all times in a neat, clean and sanitary condition, shall neither commit nor permit any waste or nuisance thereon, and shall keep the walks and corridors adjacent thereto free from Tenant’s waste or debris. If Tenant fails to perform its obligations under this Paragraph, notwithstanding any other provision hereof and without waiving any other right or remedy Landlord may have, Landlord may, at its option, after five (5) days’ written notice to Tenant, enter upon the Premises and put the same in good order, condition and repair and at Landlord’s further option, continue such maintenance and repair obligation for the remainder of the Term, and the cost thereof shall become due and payable as Rent by Tenant to Landlord upon demand.

7.5 Tenant Improvements and Alterations.

7.5.1 Landlord and Tenant shall perform their respective obligations with respect to design and construction of any improvements to be constructed and installed in the Premises (the “Tenant Improvements”), as provided in the Construction Rider. Except for any Tenant Improvements to be constructed by Tenant as provided in the Construction Rider, Tenant shall not make any alterations, improvements or changes to the Premises (including installation of any security system or telephone or data communication wiring) (“Alterations”) without Landlord’s prior written consent. Any such Alterations shall be completed by Tenant at Tenant’s sole cost and expense: (i) with due diligence, in a good and workmanlike manner, using new materials; (ii) in compliance with plans and specifications approved by Landlord; (iii) in compliance with the construction rules and regulations promulgated by Landlord from time to time; (iv) in accordance with all applicable Laws (including all work, whether structural or non-structural, inside or outside the Premises, required to comply fully with all applicable Laws and necessitated by Tenant’s work); and (v) subject to all conditions which Landlord may in Landlord’s discretion impose. Such conditions may include requirements for Tenant to: (a) provide payment or performance bonds or additional insurance (from Tenant or Tenant’s contractors, subcontractors or design professionals); (b) use contractors or subcontractors designated by Landlord; and (c) remove all or part of the Alterations prior to or upon expiration or termination of the Term, as designated by Landlord. If any work outside the Premises, or any work on or adjustment to any of the heating, ventilation and air-conditioning (“HVAC”), mechanical, elevator, plumbing, electrical, fire protection, life safety, security or other systems in the Building, is required in connection with or as a result of Tenant’s work, such work shall be performed at Tenant’s expense by contractors designated by Landlord. Landlord’s right to review and approve (or withhold approval of) Tenant’s plans, drawings, specifications, contractor(s) and other aspects of construction work proposed by Tenant is intended solely to protect Landlord, the Building and Landlord’s interests. No approval or consent by Landlord shall be deemed or construed to be a representation or warranty by Landlord as to the adequacy, sufficiency, fitness or suitability thereof or compliance thereof with applicable Laws or other requirements. Except as

6

otherwise provided in Landlord’s consent, all Alterations shall upon installation become part of the realty and be the property of Landlord.

7.5.2 Before making any Alterations, Tenant shall submit to Landlord for Landlord’s prior approval reasonably detailed final plans and specifications prepared by a licensed architect or engineer, a copy of the construction contract, including the name of the contractor and all subcontractors proposed by Tenant to make the Alterations and a copy of the contractor’s license. Tenant shall reimburse Landlord upon demand for any expenses incurred by Landlord in connection with any Alterations made by Tenant, including reasonable fees charged by Landlord’s contractors or consultants to review plans and specifications prepared by Tenant and to update the existing as-built plans and specifications of the Building to reflect the Alterations. Tenant shall obtain all applicable permits, authorizations and governmental approvals and deliver copies of the same to Landlord before commencement of any Alterations.

7.5.3 Tenant shall keep the Premises and the Building free and clear of all liens arising out of any work performed, materials furnished or obligations incurred by Tenant. If any such lien attaches to the Premises or the Building, and Tenant does not cause the same to be released by payment, bonding or otherwise within ten (10) days after the attachment thereof, Landlord shall have the right but not the obligation to cause the same to be released, and any sums expended by Landlord in connection therewith shall be payable by Tenant on demand with interest thereon from the date of expenditure by Landlord at the Stipulated Rate (as defined in Article 22 - Interest). Tenant shall give Landlord at least ten (10) days’ notice prior to the commencement of any Alterations and cooperate with Landlord in posting and maintaining notices of non-responsibility in connection therewith.

7.5.4 Subject to the provisions of this Article 7, Tenant may install and maintain furnishings, equipment, movable partitions, business equipment and other trade fixtures (“Trade Fixtures”) in the Premises, provided that the Trade Fixtures do not become an integral part of the Premises or the Building. Tenant shall promptly repair any damage to the Premises or the Building caused by any installation or removal of such Trade Fixtures.

7.6 Liens. Tenant shall pay for all labor and services performed for, and all materials used by or furnished to Tenant or Tenant’s Representatives and keep the Building free from any liens arising out of work performed, materials furnished, or obligations incurred by Tenant or Tenant’s Representatives with respect to the Premises. Tenant shall indemnify, hold harmless and defend Landlord and Landlord’s employees, agents and partners from and against any liens, demands, claims, judgments or encumbrances (including all attorneys’ fees) arising out of any work or services performed for or materials used by or furnished to Tenant or Tenant’s Representatives with respect to the Premises. Tenant shall do all things necessary to prevent the filing of any mechanic’s or other liens against the Building or any part thereof by reason of work, labor, services or materials supplied or claimed to have been supplied to Tenant, or anyone holding the Premises, or any part thereof, through or under Tenant. If any such lien shall at any time be filed against the Building, Tenant shall either cause the same to be discharged of record within ten (10) days after the date of filing of the same, or, if Tenant in Tenant’s discretion and in good faith determines that such lien should be contested, Tenant shall furnish such security as may be necessary or required to (a) prevent any foreclosure proceedings against the Building during the pendency of such contest, and (b) cause a mutually satisfactory title company to remove such lien as a matter affecting title to the Building. If Tenant shall fail to discharge such lien within such period or fail to furnish such security, then, in addition to any other right or remedy of Landlord resulting from Tenant’s said default, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by giving security or in such other manner as is, or may be, prescribed by law. Tenant shall repay to Landlord on demand all sums disbursed or deposited by Landlord pursuant to the foregoing provisions of this Paragraph including Landlord’s costs, expenses and reasonable attorneys’ fees incurred by Landlord in connection therewith, with interest thereon at the Stipulated Rate. Nothing contained herein shall imply any consent or agreement on the part of Landlord to subject Landlord’s estate to liability under any mechanics’ or the lien law. Tenant shall give Landlord adequate opportunity and Landlord shall have the right to post such notices of nonresponsibility as are provided for in the mechanics’ lien laws of California.

7.7 Condition Upon Surrender. After the expiration or termination of this Lease, Tenant shall remove its personal property and Trade Fixtures from the Premises, surrender the Premises to Landlord in the same condition as when received, damage by fire or the elements (except to the extent not covered by Net Insurance Proceeds and caused

7

by Tenant or Tenant’s Representatives), and ordinary wear and tear excepted. At Landlord’s option, Landlord shall have the right to require that Tenant remove any and all Alterations, additions, signs or improvements made by Tenant and perform any necessary repair caused by such removal.

8. INSURANCE AND INDEMNITY.

8.1 Tenant’s Insurance. Tenant shall at all times during the Term, at Tenant’s cost and expense, maintain in effect the following policies of insurance:

8.1.1 Commercial general liability insurance providing coverage on an occurrence form basis with limits of not less than One Million Dollars ($1,000,000) each occurrence for bodily injury and property damage combined, One Million Dollars ($1,000,000) annual general aggregate, and One Million Dollars ($1,000,000) products and completed operations annual aggregate. Tenant’s liability insurance policy or policies shall (i) include premises and operations liability coverage, products and completed operations liability coverage, broad form property damage liability coverage including competed operations, liquor liability coverage (if Tenant sells or serves or sells any alcoholic beverages in connection with the Premises), blanket contractual liability coverage including, to the maximum extent possible, coverage for the indemnification obligations of Tenant under this Lease, and personal and advertising injury coverage; (ii) provide that the insurance company has the duty to defend all insureds under the policy; (iii) provide that defense costs are paid in addition to and do not deplete any of the policy limits; (iv) cover liabilities arising out of or incurred in connection with Tenant’s use or occupancy of the Premises or the Building; and (v) extend coverage to cover liability of the insureds under the policy for the actions of Tenant’s Representatives.

8.1.2 Workers’ compensation insurance complying with all applicable state laws, and employer’s liability insurance with limits of not less than One Hundred Thousand Dollars ($100,000) per accident and One Hundred Thousand Dollars ($100,000) policy limits for injury by disease. Such policies shall contain a waiver of subrogation provision.

8.1.3 Property insurance covering Tenant’s Alterations, Trade Fixtures, personal property and equipment located on the Premises, in an amount not less than their full replacement value, providing protection on an “All Risk” or “Special Form” basis. The proceeds of such insurance, so long as this Lease remains in effect, shall be used to repair or replace the Alterations, Trade Fixtures, personal property and equipment so insured. Following expiration or termination of this Lease, any proceeds of insurance covering Alterations shall be paid over to Landlord.

8.2 Insurance Requirements. Each policy of insurance required to be carried by Tenant shall (i) be in a form, and written by an insurer, reasonably acceptable to Landlord, (ii) require at least thirty (30) days’ written notice to Landlord prior to any cancellation, non-renewal or modification of insurance coverage. Insurance companies issuing such policies shall having rating classifications of “A” or better and financial category ratings of “VII” or better according to the latest edition of the A.M. Best Key Rating Guide. All insurance companies issuing such policies shall be licensed to do business in the state where the Building is located. Any deductible amount under such insurance shall not exceed $5,000. Tenant shall provide to Landlord, upon request, evidence that the insurance required to be carried by Tenant pursuant to this Article 8, including any endorsement affecting the additional insured status, is in full force and effect and that premiums therefor have been paid.

8.3 Adjustments to Insurance Program. Tenant shall increase the amounts of insurance as required by any mortgagee, and, not more frequently than once every three (3) years, as recommended by Landlord’s insurance broker, if, in the opinion of either of them, the amount of insurance then required under this Lease is not adequate. Any limits set forth in this Lease on the amount or type of coverage required by Tenant’s insurance shall not limit the liability of Tenant under this Lease.

8.4 Liability Insurance Requirements. Each policy of commercial general liability insurance required by this Lease shall (i) contain a cross-liability endorsement or separation of insureds clause; (ii) provide that any waiver of subrogation rights or release prior to a loss do not void coverage; (iii) provide that it is primary to and not

8

contributing with, any policy of insurance carried by Landlord covering the same loss; (iv) name Landlord, its partners, any property manager of the Building, and such other parties in interest as Landlord may from time to time reasonably designate to Tenant in writing, as additional insureds. Such additional insureds shall be provided the same extent of coverage as provided to Tenant under such policies. All endorsements effecting such additional insured status shall be acceptable to Landlord and shall be at least as broad as additional insured endorsement form number CG 20 11 11 85 promulgated by the Insurance Services Office.

8.5 Certificates of Insurance. Prior to occupancy of the Premises by Tenant, and not less than thirty (30) days prior to expiration of any policy thereafter, Tenant shall furnish to Landlord a certificate of insurance reflecting that the insurance required by this Lease is in force, accompanied by endorsements showing the required additional insureds satisfactory to Landlord in substance and form. Notwithstanding the requirements of this paragraph, Tenant shall, at Landlord’s request, provide to Landlord a certified copy of each insurance policy required to be in force at any time pursuant to the requirements of this Lease.

8.6 Landlord to Insure Building. During the Term, Landlord shall maintain “All Risk” or “Special Form” property insurance on the Building, excluding coverage for all Tenant’s Trade Fixtures, personal property, Alterations and equipment located on or in the Premises. Tenant shall reimburse Landlord for Tenant’s Pro Rata Share of Landlord’s annual cost of such insurance pursuant to Section 4.1.2 - Direct Expenses, except that if there is an insurance premium increase due to Tenant’s use of the Premises, Tenant shall pay the full amount of the increase.

8.7 Waiver of Subrogation. Landlord and Tenant each hereby waives any and all rights of recovery against the other or against the officers, partners, and authorized representatives of the other party for loss or damage that is covered by any policy of property insurance maintained by either party (or required by this Lease to be maintained) with respect to the Premises or the Property or any operation therein. If any such policy of insurance relating to this Lease or to the Premises or the Building does not permit the foregoing waiver, or if the coverage under any such policy would be invalidated as a result of such waiver, the party maintaining such policy shall obtain from the insurer under such policy a waiver of all right of recovery by way of subrogation against either party in connection with any claim, loss or damage covered by such policy.

8.8 Indemnification. Tenant hereby agrees to defend, indemnify and hold harmless Landlord and its partners, members, representatives, employees and agents from and against any and all claims, damage, loss, liability or expense, including without limitation attorneys’ fees and legal costs arising from (a) the acts or omissions of Tenant or Tenant’s legal representatives in or about the Building; (b) any construction or other work undertaken by Tenant on the Building (including any design defects); (c) any breach or default under this Lease by Tenant; and (d) any accident, injury or damage, howsoever and by whomsoever caused, to any person or property, occurring in or about the Premises during the Term, excepting only such claims for any accident, injury or damage to the extent they are caused by the negligent or willful acts or omissions of Landlord or its authorized representatives. This provision shall survive the expiration or sooner termination of this Lease.

8.9 Landlord’s Disclaimer. Landlord shall not be liable to Tenant for any loss, injury or other damage to any person or property (including Tenant or Tenant’s property), in or about the Premises or the Building from any cause (including defects in the Building or in any equipment in the Premises). Tenant hereby waives all claims against Landlord for such damage and the cost and expense of defending against claims relating to such damage, except that Landlord shall indemnify, defend and hold Tenant harmless from and against any actions, claims, liabilities, damages, cost or expenses, including reasonable attorneys’ fees and costs incurred in defending against the same for such damages, to the extent the same are caused by the willful or grossly negligent acts or omissions of Landlord or its authorized representatives. In no event, however, shall Landlord be liable to Tenant for any punitive or consequential damages or damages for loss of business by Tenant.

9. REPAIRS AND RESTORATION.

9.1 Insubstantial Insured Damage. Subject to the provisions of Paragraph 9.3 - Damage Near End of Term, if at any time during the Term the Premises are damaged and such damage is not “Substantial” as that term is defined in Paragraph 9.6 - “Substantial” Defined, and insurance proceeds net of costs of recovery (“Net Insurance Proceeds”) are

9

available to cover the cost of restoration, then Landlord shall promptly repair such damage at Landlord’s expense and this Lease shall continue in full force and effect.

9.2 Substantial or Uninsured Damage. Subject to the provisions of Paragraph 9.3 - Damage Near End of Term, if at any time during the Term the Premises are damaged and (a) if such damage is “Substantial” as defined in Paragraph 9.6 - “Substantial” Defined, or (b) if such damage was caused by a casualty for which no insurance proceeds are available or the Net Insurance Proceeds are insufficient to meet the cost of restoration, then Landlord may at its option either (i) promptly repair such damage at Landlord’s expense, in which event this Lease shall continue in full force and effect, or (ii) cancel and terminate this Lease, by giving Tenant written notice of its election to do so within sixty (60) days after the date of occurrence of such damage.

9.3 Damage Near End of Term. If the Premises are damaged during the last nine (9) months of the Term, and the estimated cost of repair exceeds ten percent (10%) of the Base Rent then remaining to be paid by Tenant for the balance of the Term, Landlord may at its option cancel and terminate this Lease upon written notice to Tenant. If Landlord does not elect to so terminate this Lease, the repair of such damage shall be governed by Paragraph 9.1 - Insubstantial Insured Damage, or Paragraph 9.2 - Substantial or Uninsured Damage, as the case may be.

9.4 Rent Abatement. If the Premises are damaged and Landlord repairs or restores them pursuant to the provisions of this Article, Tenant shall continue the operation of its business in the Premises to the extent reasonably practicable from the standpoint of prudent business management, and the Base Rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Tenant’s use of the Premises is impaired as reasonably determined by Landlord. There shall be no abatement of other Rent payable hereunder and Tenant shall have no claim against Landlord for any damage suffered by Tenant by reason of any such damage, destruction, repair or restoration. Upon completion of such repair or restoration Tenant shall promptly refixture the Premises to the condition prior to the casualty and shall reopen for business if closed by the casualty.

9.5 Tenant’s Option to Cancel. If Landlord is obligated to repair or restore the Premises under the provisions of this Article and does not commence such repair or restoration within sixty (60) days after such obligation accrues, Tenant may at its option cancel and terminate this Lease by giving Landlord written notice of its election to do so at any time prior to the commencement of such repair or restoration, which termination shall be effective on the date such notice is received by Landlord.

9.6 “Substantial” Defined. For the purpose of this article, “Substantial” damage to the Premises shall mean damage to the Premises, or to the Building whether or not the Premises is damaged, that cannot be substantially repaired and restored under applicable Laws within one year of the date of the casualty or the estimated cost of repairs of which exceeds one-fifth (1/5) of the then estimated replacement cost of the same. The determination in good faith by Landlord of the estimated time and cost of repair of any damage and/or of the estimated replacement costs shall be conclusive for the purpose of this Article. In no event shall Landlord be obligated to repair or restore any Alterations made by tenant or equipment, trade fixtures, inventory, fixtures or personal property in or about the Premises. Tenant waives the provisions of California Civil Code Sections 1932 and 1933(4) and any similar law now or hereafter in effect.

10. ASSIGNMENT AND SUBLETTING.

10.1 Landlord’s Consent Required. Tenant shall not, either voluntarily, involuntarily or by operation of law (i) assign, sell, or otherwise transfer all or any part of the Tenant’s interest in this Lease or in the Premises, or (ii) permit any part of the Premises to be sublet, occupied or used by anyone other than Tenant, or (iii) permit any person to succeed to any interest in this Lease or the Premises, (all of the foregoing being collectively referred to as a “Transfer”), without Landlord’s prior written consent in each instance, which consent shall not be unreasonably withheld. Any Transfer shall be subject in each instance to the recapture option of Landlord set forth in Paragraph 10.3 - Landlord’s Option below. In making its determination as to a proposed Transfer, it shall be deemed reasonable to consider the following factors: (a) if the occupancy resulting therefrom will violate any rights given to any other tenant of the Building; (b) the financial soundness of ownership, experience and management of the assignee, subtenant, permittee or

10

transferee (collectively, “Transferee”); (c) the proposed Transferee does not intend itself to occupy the entire portion of the Premises assigned or sublet; (d) the Transferee is a governmental agency or unit or an existing tenant in the Building; (e) the rental and other consideration payable by the Transferee is less than that currently being paid by tenants under new leases of comparable space in the Building, or (f) Landlord otherwise determines that the proposed Transfer would have the effect of decreasing the value of the Building or increasing the expenses associated with operating, maintaining and repairing the Building. In no event shall Landlord be required to give its consent to a Transfer if a use different from the use allowed by Paragraph 6.1 - Use of the Premises is proposed. Consent by Landlord to one or more Transfers shall not operate to exhaust Landlord’s rights under this Article to receive consent to subsequent Transfers. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation hereof shall not work a merger and Landlord shall have the option of terminating all or any existing subtenancies or Transfers or shall operate as an assignment to Landlord of all or any such subtenancies or Transfers. If Tenant is a corporation which, under the then current guidelines published by the Commissioner of Corporations of the State of California, is not deemed a public corporation, any dissolution, merger, consolidation or reorganization of Tenant, the transfer, assignment of hypothecation of any stock or interest in such corporation in the aggregate in excess of twenty-five percent (25%), or the sale (cumulatively) of fifty percent (50%) or more of the value of Tenant’s assets shall be deemed a Transfer. If Tenant is a partnership, a withdrawal or substitution of any partner(s) owning twenty-five percent (25%) or more of the partnership (cumulatively), any assignment(s) of twenty-five percent (25%) or more (cumulatively) of any interest in the capital or profits of the partnership, the sale (cumulatively) of fifty percent (50%) or more of the value of Tenant’s assets, or the dissolution of the partnership shall be deemed a Transfer. Tenant agrees to reimburse Landlord for Landlord’s reasonable costs and attorney’s fees incurred in conjunction with the processing and documentation of any requested Transfer, whether or not consent is granted. In no event shall Tenant hypothecate, mortgage, pledge or encumber Tenant’s interest in this Lease or in the Premises or otherwise use the Lease as a security device in any manner, nor shall Tenant transfer any right appurtenant to this Lease or the Premises separate from a permitted Transfer, without the consent of Landlord, which consent Landlord may withhold in its sole discretion. Tenant expressly agrees that the provisions of this Article are not unreasonable standards or conditions for purposes of Section 1951.4(b)(2) of the California Civil Code, as amended from time to time, under the federal Bankruptcy Code, or for any other purpose.

10.2 Notice to Landlord. If Tenant desires at any time to effect a Transfer, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord: (a) the name of the proposed Transferee; (b) the nature of the proposed Transferee’s business to be carried on in the Premises; (c) the terms and provisions of the proposed Transfer; (d) such reasonable financial information, including financial statements, and information regarding the Transferee’s experience as Landlord may request concerning the proposed Transferee; and (e) such other information as Landlord may reasonably request to evaluate the Transfer and Transferee.

10.3 Landlord’s Option. At any time within fifteen (15) days after Landlord’s receipt of all of the information described in Paragraph 10.2 - Notice to Landlord above, Landlord may by written notice to Tenant elect to either: (a) consent to the Transfer; (b) deny its consent on reasonable grounds; or (c) terminate this Lease as to the portion (including all) of the Premises so proposed to be Transferred, with a proportionate abatement in the Base Rent and Direct Expenses payable hereunder and lease the Premises or the portion thereof as shall be specified in Tenant’s notice to Tenant’s proposed Transferee or to a third party. If for any proposed Transfer, Tenant receives rent or any other consideration, either initially or over the term of the Transfer in excess of the Rent called for hereunder, or, in case of the sublease of a portion of the Premises, in excess of such Rent fairly allocable to such portion, Tenant shall pay to Landlord as Additional Rent hereunder one-half (1/2) of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt. If Landlord consents to the Transfer within such fifteen (15) day period, Tenant may thereafter within ninety (90) days after the expiration of such fifteen (15) day period enter into a valid Transfer, upon the terms and conditions described in the information required to be furnished by Tenant to Landlord pursuant to Paragraph 10.2 - Notice to Landlord.

10.4 Collection of Rent. Tenant irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all Rent and other consideration payable by a Transferee and not otherwise payable to Landlord by reason of any Transfer. Landlord, as assignee of Tenant, or a receiver for Tenant appointed on Landlord’s application, may collect such Rent and other consideration and apply it toward Tenant’s obligations under this Lease; provided, however,

11

that until the occurrence of any default by Tenant, Tenant shall have the right to collect such Rent and other consideration.

10.5 Tenant Not Released. No Transfer, even with the consent of Landlord, shall relieve Tenant of its obligation to pay Rent and perform all of the other obligations to be performed by Tenant hereunder, whether occurring before or after such consent, assignment, subletting or other Transfer. Each Transferee shall be jointly and severally liable with Tenant (and Tenant shall be jointly and severally liable with each Transferee) for the payment of Rent (or, in the case of a sublease, rent in the amount set forth in the sublease) and for the performance of all other terms and provisions of this Lease. The acceptance of Rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Transfer.

11. EMINENT DOMAIN.

11.1 Automatic Termination. If the entire Premises or the Building, or so much of either as to make the Premises not reasonably adequate for the conduct of Tenant’s business in Landlord’s reasonable judgment notwithstanding restoration by Landlord as hereinafter provided, shall be taken under the power of eminent domain, this Lease shall automatically terminate as of the date on which the condemning authority takes possession.

11.2 Rent Abatement. Upon any taking of the Premises under the power of eminent domain which does not result in a termination of this Lease, the Base Rent payable hereunder shall be equitably reduced, effective as of the date on which the condemning authority takes possession, in the same proportion which the rentable area of the portion of the Premises taken bears to the rentable area of the entire Premises prior to the taking. Landlord shall promptly restore the portion of the Premises not taken to as near its former condition as is reasonably possible, and this Lease shall continue in full force and effect, provided however, that Landlord’s obligation to restore the Premises shall be limited to the amount of any Award (as defined below) received by Landlord for such restoration and not required to be paid to any Mortgagee.

11.3 Condemnation Award. Any award for any taking of all or any part of the Premises or the Building under the power of eminent domain (“Award”) shall be the property of Landlord, whether such Award shall be made as compensation for diminution in value of the leasehold or for taking of the fee. Nothing contained herein, however, shall be deemed to preclude Tenant from obtaining, or to give Landlord any interest in, any award to Tenant for loss of or damage to Tenant’s Trade Fixtures and removal of personal property and Tenant’s loss of goodwill and moving expenses.

11.4 Sale Under Threat of Condemnation. A sale by Landlord to any authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain for all purposes under this Article. Each party waives the provisions of California Code of Civil Procedure Section 1265.130 allowing either party to petition the Superior Court to terminate this Lease in the event of a taking.

12. UTILITIES AND SERVICES. Landlord agrees to furnish or cause to be furnished to the Premises during generally recognized business days and during hours determined by Landlord in its sole discretion, (i) normal water, gas, electricity, sewage and HVAC as required in the reasonable judgment of Landlord for the comfortable use and occupation of the Premises, subject to any regulations imposed by any governmental authority or utility provider; and (ii) janitorial and cleaning services to Common Areas deemed proper by Landlord. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility or service being furnished to the Premises, and no such failure or interruption shall entitle Tenant to terminate this Lease or shall otherwise affect Tenant’s obligations under this Lease. Landlord shall be entitled to cooperate voluntarily and Tenant agrees to cooperate, with the efforts of governmental authorities or utility suppliers in reducing energy or other resource consumption. Tenant shall be responsible for janitorial and cleaning services within the Premises.

If Tenant uses heat generating machines or equipment in the Premises which affect the temperature otherwise maintained by the HVAC system, Landlord reserves the right to install supplementary air-conditioning units in the Premises and the cost thereof, including the cost of installation, operation and maintenance and the cost of cooling

12

energy to the Premises in excess of that required for normal office use, shall be paid by Tenant to Landlord upon demand by Landlord.

Tenant shall not, without the written consent of Landlord, use any apparatus or device in the Premises, including without limitation, electronic data processing machines, or machines using in excess of 120 volts, which consumes more electricity than is usually furnished or supplied for the use of Premises as general office space, as determined by Landlord. Tenant shall not connect any apparatus with electric current except through existing electrical outlets in the Premises. Tenant shall not consume water, gas or electric current in excess of that usually furnished or supplied for the use of Premises as general office space (as determined by Landlord), without first procuring the written consent of Landlord, which Landlord may refuse, and in the event of consent, Landlord shall have the right to install a water, gas or electrical current meter in the Premises to measure the amount of water, gas or electric current consumed. The cost of any such meter and of its installation, maintenance and repair shall be paid for by the Tenant and Tenant agrees to pay to Landlord promptly upon demand for all such water, gas and electric current consumed as shown by said meters, at the rates charged for such services by the local public utility plus any additional expense incurred in keeping account of such consumption. If a separate meter is not installed, the excess cost for such water, gas and electric current shall be established by an estimate made by a utility company or electrical engineer hired by Landlord at Tenant’s expense.

Normal hours of operations for the Building are shown in the attached Rules and Regulations. Landlord reserves the right to reasonably charge Tenant for the operation of lights and HVAC outside of such normal hours.

13. DEFAULTS, REMEDIES.

13.1 Defaults. The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

13.1.1 The failure by Tenant to make any payment of Base Rent or other Rent as and when due.

13.1.2 The failure by Tenant to timely observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Paragraph 13.1.1 above.

13.1.3 (a) The making by Tenant of any general assignment for the benefit of creditors; (b) the appointment of a trustee or receiver to take possession of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (c) the attachment, execution or other judicial seizure of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where seizure is not discharged within thirty (30) days.

13.2 Remedies. Upon a default, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

13.2.1 Landlord may continue this Lease in full force and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate this Lease, and Landlord shall have the right to collect Rent when due. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or appointment of a receiver on Landlord’s initiative to protect Landlord’s interest under this Lease shall not constitute a termination of Tenant’s right to possession.

13.2.2 Landlord may terminate this Lease and Tenant’s right to possession of the Premises at any time if (i) such default is in the payment of Rent and it is not cured within three (3) days after written notice from Landlord, or, (ii) with respect to the defaults referred to in Paragraphs 13.1.1, or 13.1.2 such default is not cured within ten (10) days after written notice from Landlord; provided, however, that if the nature of Tenant’s default is such that more than ten (10) days are reasonably required for its cure, if Tenant does not commence to cure the default within the ten (10) day period or does not diligently and in good faith prosecute the cure to completion within a reasonable time thereafter, but in all events within ninety (90) days of such notice or (iii) with respect to the default specified in

13

Paragraph 13.1.3, such default is not cured within the respective time specified in that Paragraph. The parties agree that any notice given by Landlord to Tenant pursuant to this Paragraph shall be sufficient notice for purposes of California Code of Civil Procedure Section 1161 and Landlord shall not be required to give any additional notice in order to be entitled to commence an unlawful detainer proceeding. On termination, Landlord has the right to remove all Tenant’s personal property, signs and trade fixtures and store same at Tenant’s cost and to recover from Tenant as damages:

13.2.2.1 The worth at the time of award of unpaid Rent and other sums due and payable which had been earned at the time of termination; plus

13.2.2.2 The worth at the time of award of the amount by which the unpaid Rent and other sums due and payable which would have been payable after termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; plus

13.2.2.3 The worth at the time of award of the amount by which the unpaid Rent and other sums due and payable for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant proves could be reasonably avoided; plus

13.2.2.4 Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform Tenant’s obligations under this Lease, or which, in the ordinary course of things, would be likely to result therefrom, including, without limitation, any costs or expenses incurred by Landlord: (a) in retaking possession of the Premises; (b) in maintaining, repairing, preserving, restoring, replacing, cleaning, altering or rehabilitating the Premises or any portion thereof, including such acts for reletting to a new tenant or tenants; (c) for leasing commissions; or (d) for any other costs necessary or appropriate to relet the Premises; plus

13.2.2.5 Such other amounts in addition to or in lieu of the foregoing as may be permitted from time-to-time by the laws of the State of California.

The “worth at the time of award” of the amounts referred to in Paragraphs 13.2.2.1 and 13.2.2.2 is computed by allowing interest at the Stipulated Rate. The “worth at the time of award” of the amount referred to in Paragraph 13.2.2.3 is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

13.2.3 Landlord shall have the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant’s breach and abandonment and recover rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations).

13.2.4 Landlord may cure the default at Tenant’s expense. If Landlord pays any sum or incurs any expense in curing the default, Tenant shall reimburse Landlord upon demand for the amount of such payment or expense with interest at the Stipulated Rate from the date the sum is paid or the expense is incurred until Landlord is reimbursed by Tenant.

13.2.5 Landlord may remove all Tenant’s property from the Premises, and such property may be stored by Landlord in a public warehouse or elsewhere at the sole cost and for the account of Tenant. If Landlord does not elect to store any or all of Tenant’s property left in the Premises, Landlord may consider such property to be abandoned by Tenant, and Landlord may thereupon dispose of such property in any manner deemed appropriate by Landlord. Any proceeds realized by Landlord on the disposal of any such property shall be applied first to offset all expenses of storage and sale, then credited against Tenant’s outstanding obligations to Landlord under this Lease, and any balance remaining after satisfaction of all obligations of Tenant under this Lease shall be delivered to Tenant.

13.2.6 Tenant hereby waives any right of redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 or 1179, or under any other present or future similar law, if Tenant is evicted or Landlord takes possession of the Premises by reason of any default by Tenant hereunder.

14

13.2.7 No delay or omission of Landlord to exercise any right or remedy shall be construed as a waiver of any such right or remedy or of any default by Tenant hereunder.

13.3 Chronic Delinquency. “Chronic Delinquency” means failure by Tenant to pay or submit when due any Rent due under this Lease three (3) times (consecutive or nonconsecutive) during any twelve (12) month period. In the event of a Chronic Delinquency Landlord shall have the right, without waiving any other rights and remedies Landlord may have, to require that Base Rent and Tenant’s Pro Rata share of Increases in Direct Expenses be paid by Tenant quarterly, in advance.

14. COMMON AREA.

14.1 Right of Use. Tenant, Tenant’s Representatives and Visitors shall be entitled to use those portions of the Common Areas which are open to the public, in common with Landlord and with other persons authorized by Landlord from time-to-time to use such area, subject to such reasonable rules and regulations relating to such use as Landlord may from time-to-time establish.

14.2 Landlord to Operate. Landlord shall operate, manage, equip, light, repair, clean and maintain and replace the Common Areas in such manner as Landlord may in its sole discretion determine to be appropriate. Tenant shall reimburse Landlord for Tenant’s Pro Rata Share of such costs pursuant to Paragraph 4.1.2 - Direct Expenses. Landlord may temporarily close any Common Areas, including parking areas, for repairs or alterations, to prevent a dedication thereof or the accrual of prescriptive rights therein, or for any other reason deemed sufficient by Landlord.

14.3 Control in Landlord. Landlord shall at all times during the Term have the sole exclusive control of the automobile parking areas, driveways, entrances and exits and the sidewalks and pedestrian passageways and other Common Areas, and may at any time from time-to-time during the Term restrain any use or occupancy thereof except as authorized by the rules and regulations for the use of such areas established by Landlord from time-to-time. The rights of Tenant in and to the Common Areas shall at all times be subject to the rights of Landlord, other tenants of Landlord and other authorized users designated by Landlord to use the same in common with Tenant, and Tenant shall keep the Common Areas free and clear of any obstructions created or permitted by Tenant or resulting from Tenant’s operation. If, in the opinion of Landlord, unauthorized persons are using any of the Common Areas by reason of the presence of Tenant in the Building, Tenant, upon demand of Landlord, shall restrain such unauthorized use by appropriate proceedings. Nothing herein shall affect the right of Landlord at any time to remove any such unauthorized person from the Common Areas nor to prohibit the use of any said areas by unauthorized persons.

15. SECURITY SERVICES. Landlord may, but shall be under no obligation to, implement security measures for the Property, such as the registration or search of all persons entering or leaving the Building, requiring identification for access to the Building, evacuation of the Building for cause, suspected cause, or for drill purposes, the issuance of magnetic pass cards or keys for Building or elevator access and other actions that Landlord deems necessary or appropriate to prevent any threat of property loss or damage, bodily injury or business interruption. Landlord shall at all times have the right to change, alter or reduce any such security services or measures. Tenant shall cooperate and comply with, and cause Tenant’s Representatives and Visitors to cooperate and comply with, such security measures. Landlord, its agents and employees shall have no liability to Tenant or its Representatives or Visitors for the implementation or exercise of, or the failure to implement or exercise, any such security measures or for any resulting disturbance of Tenant’s use or enjoyment of the Premises.

If those tenants on the first and second floors of the Building request Landlord (by majority vote based upon the total Rental Area of the first and second floors) to contract for third-party security guard services for the Building and Landlord approves, Landlord shall make reasonable efforts to contract for the services, and the costs of the services will be charged as Rent to each tenant of the first and second floors in proportion to the Rental Area occupied by tenants on said floors from time to time. In accommodating said tenants’ request for security services, Landlord may, but shall not be required to, appoint a committee of such tenants to assist Landlord in the selection and administration of any such services. In no event shall Landlord have any responsibility or liability for the selection of such security services provider, or for any acts, errors or omissions of any such security service provider, and Tenants agree to look solely to the provider of such services for any claims arising thereunder.

15

16. SIGNS. Tenant shall not, without Landlord’s prior written consent (which consent may be withheld in Landlord’s sole discretion), install or affix to any portion of the Building any exterior or interior window, door or other signs, lettering, placards or the like (collectively “Signs”). If Landlord consents to the erection of any Signs, such Signs shall comply with any sign criteria imposed by Landlord and all Laws. Tenant may use as its advertised business address the name of the Building as it appears in the Basic Lease Information. Tenant shall not use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises, and Tenant shall not acquire any property right in or to any name which contains such name or a part thereof. Any permitted use by Tenant of the name of the Building during the Term shall not permit Tenant to use, and Tenant shall not use, such words either after the expiration or termination of the Lease or at any other location. Landlord reserves the right to change the name of the Building at any time.

17. ENCUMBRANCES.

17.1 Subordination. This Lease is expressly made subject and subordinate to any mortgage, deed of trust, ground lease, underlying lease or like encumbrance affecting any part of the Building or any interest of Landlord therein which is now existing or hereafter executed or recorded (“Encumbrance”); provided, however, that such subordination shall only be effective, as to future Encumbrances, if the holder of the Encumbrance agrees that this Lease shall survive the termination of the Encumbrance by lapse of time, foreclosure or otherwise so long as Tenant is not in default under this Lease. Provided the conditions of the preceding sentence are satisfied, Tenant shall execute and deliver to Landlord, within ten (10) days after written request therefor by Landlord and in a form reasonably requested by Landlord, any additional documents evidencing the subordination of this Lease with respect to any such Encumbrance and the nondisturbance agreement of the holder of any such Encumbrance. If the interest of Landlord in the Building is transferred pursuant to or in lieu of proceedings for enforcement of any Encumbrance, Tenant shall immediately and automatically attorn to the new owner, and this Lease shall continue in full force and effect as a direct lease between the transferee and Tenant on the terms and conditions set forth in this Lease.

17.2 Mortgagee Protection. Tenant agrees to give any holder of any Encumbrance covering any part of the Building (“Mortgagee”), by registered mail, a copy of any notice of default served upon Landlord by Tenant, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of such Mortgagee. If Landlord shall have failed to cure such default within thirty (30) days from the effective date of such notice of default, then the Mortgagee shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default (including the time necessary to foreclose or otherwise terminate its Encumbrance, if necessary to effect such cure), and this Lease shall not be terminated so long as such remedies are being diligently pursued.

18. ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS.

18.1 Estoppel Certificates. Within ten (10) days after written request therefor, Tenant shall execute and deliver to Landlord, in a form provided by or satisfactory to Landlord, a certificate stating that this Lease is in full force and effect, describing any amendments or modifications hereto, acknowledging that this Lease is subordinate or prior, as the case may be, to any Encumbrance and stating any other information Landlord may reasonably request, including the Term, the monthly Base Rent, the date to which Rent has been paid, the amount of any Security Deposit or prepaid Rent, whether either party hereto is in default under the terms of the Lease, and whether Landlord has completed its construction obligations hereunder (if any). Tenant irrevocably constitutes, appoints and authorizes Landlord as Tenant’s special attorney-in-fact for such purpose to complete, execute and deliver such certificate if Tenant fails timely to execute and deliver such certificate as provided above. Any person or entity purchasing, acquiring an interest in or extending financing with respect to the Building shall be entitled to rely upon any such certificate. If Tenant fails to deliver such certificate within ten (10) days after Landlord’s second written request therefor, Tenant shall be liable to Landlord for any damages incurred by Landlord including any profits or other benefits from any financing of the Building or any interest therein which are lost or made unavailable as a result, directly or indirectly, of Tenant’s failure or refusal to timely execute or deliver such estoppel certificate.

16

18.2 Financial Statements. Upon request by Landlord, not more than once a year, Tenant shall deliver to Landlord a copy of the financial statements (including at least a year end balance sheet and a statement of profit and loss) of Tenant (and of each guarantor of Tenant’s obligations under this Lease) for each of the three most recently completed years, prepared in accordance with generally accepted accounting principles (and, if such is Tenant’s normal practice, audited by an independent certified public accountant), all then available subsequent interim statements, and such other financial information as may reasonably be requested by Landlord or required by any Mortgagee.

19. RIGHT OF ENTRY. Landlord and its agents shall have free access to the Premises during all reasonable hours for the purpose of examining the same to ascertain if they are in good repair, making repairs or installations which Landlord may be required or permitted to make hereunder, performing Landlord’s obligations under this Lease, protecting the Premises, posting notices of nonresponsibility, and exhibiting the same to prospective purchasers, lenders or tenants.

20. ATTORNEYS’ FEES. In the event of any dispute between Landlord and Tenant in any way related to this Lease, the non-prevailing party shall pay to the prevailing party all reasonable attorneys’ fees and costs and expenses of any type incurred by the prevailing party in connection with any action or proceeding (including any appeal and the enforcement of any judgment or award), whether or not the dispute is litigated or prosecuted to final judgment. The “prevailing party” shall be determined based upon an assessment of which party’s major arguments or positions taken in the action or proceeding could fairly be said to have prevailed (whether by compromise, settlement, abandonment by the other party of its claim or defense, final decision, after any appeals, or otherwise) over the other party’s major arguments or positions on major disputed issues.

21. SECURITY DEPOSIT. Upon execution of this Lease, Tenant will deposit with Landlord the security deposit described in the Basic Lease Information (“Security Deposit”) as security for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease including, but not limited to, the provisions relating to the payment of Rent, Landlord may use, apply or retain all or any part of this Security Deposit for the payment of any Rent in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant’s default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant’s default. If any portion of such deposit is so used or applied, Tenant shall within five (5) days after written demand therefor deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant’s failure to do so shall be a material breach of this Lease. Landlord is not a trustee of the Security Deposit, and shall not be required to keep the Security Deposit separate from its general funds. Tenant shall not be entitled to interest on such deposit. If Tenant fully and faithfully performs every provision of this Lease to be performed by it, the remaining balance of the Security Deposit shall be returned to Tenant or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder, within the time required by law.

22. INTEREST. In addition to the late charges referred to in Paragraph 4.4 - Late Charges, which are intended to defray Landlord’s costs resulting from late payments, any payment from Tenant to Landlord not paid when due (including Base Rent and Tenant’s Pro Rata share of Increases in Base Rent) shall at Landlord’s option bear interest from the date due until paid to Landlord by Tenant at the discount rate of the Federal Reserve Bank of San Francisco at the time of the date due plus ten percent (10%) or the maximum lawful rate that Landlord may charge to Tenant under applicable laws, whichever is less (the “Stipulated Rate”). Acceptance of any interest shall not constitute a waiver of Tenant’s default with respect to the overdue sum or prevent Landlord from exercising any of its other rights and remedies under this Lease.

23. GUARANTY. If so shown on the Basic Lease Information, this Lease shall be guaranteed by the referenced Guarantor pursuant to terms of the Guaranty attached as EXHIBIT D.

24. RELOCATION. If Landlord requires the Premises for use in conjunction with another suite or for other reasons connected with Landlord’s Building planning program, upon notifying Tenant in writing, Landlord shall have the right to relocate Tenant to other space in the Building, at Landlord’s sole cost and expense, and the terms and conditions of the original Lease shall remain in full force and effect, except that a revised EXHIBIT A shall become part of this Lease and shall reflect the location of the new space. However, if the new space does not meet with the Tenant’s approval,

17

Tenant shall have the right to cancel this lease upon giving Landlord sixty (60) days notice within ten (10) days of receipt of Landlord’s notification. If Tenant does not approve of the new space in writing within ten (10) days after receipt of Landlord’s notification, Landlord shall have the right to withdraw its relocation notice, in which event this Lease shall continue and Tenant shall not be relocated or accept Tenant’s termination notice, in which event this Lease shall terminate effective as of the date the relocation was to be effective.

25. MISCELLANEOUS.

25.1 Time of Essence. Time is of the essence with respect to the performance of every provision of this Lease (except delivery of possession of the Premises to Tenant).

25.2 Captions. The article and paragraph captions contained in this Lease are for convenience only and shall not be considered in the construction or interpretation of any provision hereof.

25.3 Entire Agreement and Amendments. This Lease, including the Exhibits and any Addenda attached hereto, and the documents referred to herein, if any, constitute the entire agreement between Landlord and Tenant with respect to the leasing of space by Tenant in the Building, and supersede all prior or contemporaneous agreements, understandings, proposals and other representations by or between Landlord and Tenant, whether written or oral. Neither Landlord nor Landlord’s agents have made any representations or warranties with respect to the Premises, the Building, the Building or this Lease except as expressly set forth herein, and no rights, easements or licenses shall be acquired by Tenant by implication or otherwise unless expressly set forth herein. The submission of this Lease for examination does not constitute an option for the Premises and this Lease shall become effective as a binding agreement only upon execution and delivery thereof by Landlord to Tenant. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

25.4 Notice. All notices and any other communications permitted or required under this Lease must be in writing and will be effective (i) immediately upon delivery in person or by facsimile, provided delivery is made during regular business hours or receipt is acknowledged by a person reasonably believed by the delivering party to be employed by the recipient; (ii) 24 hours after deposit with a commercial courier or delivery service for overnight delivery, provided delivery is made during regular business hours or receipt is acknowledged by a person reasonably believed by the delivering party to be employed by the recipient; or (iii) three days after deposit with the United States Postal Service, certified mail, return receipt requested, postage prepaid. All notices must be properly addressed and delivered to the parties at the addresses for notices set forth in the Basic Lease Information. Either party may change its address for notices hereunder by a notice to the other party complying with this Paragraph.

25.5 Holdover. This Lease shall terminate without further notice at the expiration of the Term. Any holding over after the expiration or termination of the Lease without the consent of Landlord shall be construed to be a tenancy from month to month, at two hundred percent (200%) of the Base Rent for the month immediately preceding the expiration or termination of the Lease in addition to all other Rent payable hereunder, and shall otherwise be on the terms and conditions herein specified insofar as applicable. If Tenant remains in possession of the Premises after the expiration or termination of the Lease without Landlord’s consent, Tenant shall indemnify, defend and hold Landlord and Landlord’s employees, agents and partners harmless from and against any claim, loss, damage, expense or liability resulting from Tenant’s failure to surrender the Premises, including without limitation, any claims made by any succeeding tenant based upon delay in the availability of the Premises.

25.6 Brokers. Except for the brokers listed in the Basic Lease Information (“Brokers”), Tenant warrants and represents that it has had no dealings with any real estate broker or agent acting on Tenant’s behalf in connection with this Lease. Tenant agrees to defend, indemnify and hold Landlord and Landlord’s employees, agents and partners harmless from and against any and all liabilities or expenses, including attorneys’ fees and costs, arising out of or in connection with any broker, other than Brokers, or individual claiming to be acting on Tenant’s behalf.

25.7 Acceptance. Delivery of this Lease, duly executed by Tenant, constitutes an offer to lease the Premises, and under no circumstances shall such delivery be deemed to create an option or reservation to lease the Premises for

18

the benefit of Tenant. This lease shall only become effective and binding upon full execution hereof by Landlord and delivery of a signed copy to Tenant.

25.8 Waiver. The waiver by Landlord of any breach of any term, condition or covenant of this Lease shall not be deemed to be a waiver of such provision or any subsequent breach of the same or any other term, condition or covenant of this Lease. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach at the time of acceptance of such payment. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord.

25.9 Separability. If one or more of the provisions contained herein, except for the payment of Rent, is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein.

25.10 Joint and Several Liability. If Tenant consists of more than one person or entity, the obligations of each Tenant under this Lease shall be joint and several.

25.11 Recording. Tenant shall not record this Lease or any memorandum thereof.

25.12 Force Majeure. If Landlord is delayed, interrupted or prevented from performing any of its obligations under this Lease, and such delay, interruption or prevention is due to fire, act of God, governmental act or failure to act, labor dispute, unavailability of materials or any cause outside the reasonable control of Landlord, then the time for performance of the affected obligations of Landlord shall be extended for a period equivalent to the period of such delay, interruption or prevention.

25.13 Landlord’s Liability. The term “Landlord,” as used in this Lease, shall mean only the owner or owners of the Building at the time in question. In the event of any conveyance of title to the Building, then from and after the date of such conveyance, the transferor Landlord shall be relieved of all liability with respect to Landlord’s obligations to be performed under this Lease after the date of such conveyance. Notwithstanding any other term or provision of this Lease, the liability of Landlord for its obligations under this Lease is limited solely to Landlord’s interest in the Building as the same may from time to time be encumbered, and no personal liability shall at any time be asserted or enforceable against any other assets of Landlord or against Landlord’s partners or members or its or their respective partners, shareholders, members, directors, officers or managers on account of any of Landlord’s obligations or actions under this Lease.

25.14 Exhibits. The Basic Lease Information, and all exhibits, amendments, riders and addenda attached hereto are hereby incorporated herein and made a part hereof.

25.15 Tenant Improvements. The construction of any initial improvements to the interior of the Premises shall be subject to the terms of Exhibit F.

25.16 Conditions. All agreements of Tenant contained in this Lease, whether expressed as conditions or covenants, shall be construed to be both conditions and covenants, conferring upon Landlord, in the event of a breach thereof, the right to terminate this Lease.

25.17 No Partnership or Joint Venture. Nothing in this Lease shall be construed as creating a partnership or joint venture between Landlord, Tenant, or any other party, or cause Landlord to be responsible for the debts or obligations of Tenant or any other party.

25.18 Construction. This Lease shall not be construed either for or against Tenant or Landlord, but shall be construed in accordance with the general tenor of the language. This Lease shall be construed in accordance with the laws of the State of California.

19

25.19 Binding Effect. Subject to the provisions of Article 17 - Encumbrances and Article 10 - Assignment and Subletting, all of the provisions hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

25.20 Authority. If Tenant is a corporation, partnership, limited liability company or other form of business entity, each of the persons executing this Lease on behalf of Tenant warrants and represents that Tenant is a duly organized and validly existing entity, that Tenant has full right and authority to enter into this Lease and that the persons signing on behalf of Tenant are authorized to do so and have the power to bind Tenant to this Lease. Tenant shall provide Landlord upon request with evidence reasonably satisfactory to Landlord confirming the foregoing representations.

IN WITNESS WHEREOF, Landlord and Tenant have entered into this Lease as of the date first above written.

TENANT:

By:	Dolby Laboratories Inc.

Its:	/s/ JANET L. DALY
Vice President, Finance & Administration

By:

Its:

LANDLORD: Dolby Properties, LLC

By:	/s/ JANET L. DALY

Its:	Vice President/ Finance & Administration

20

EXHIBIT A

ATTACHED TO AND FORMING A PART OF LEASE

DATED AS OF May 14, 1998

BETWEEN DOLBY PROPERTIES, LLC AS LANDLORD

AND

DOLBY LABORATORIES, INC AS TENANT

PREMISES

Third floor, fourth floor and penthouse of 999 Brannan, San Francisco, Ca 94103

EXHIBIT A - Page 1

EXHIBIT B

ATTACHED TO AND FORMING A PART OF LEASE

DATED AS OF MAY 14, 1998

BETWEEN DOLBY PROPERTIES, LLC AS LANDLORD

AND

DOLBY LABORATORIES, INC, AS TENANT

ADDITIONAL PROVISIONS - NONE

EXHIBIT B - Page 1

EXHIBIT C

ATTACHED TO AND FORMING A PART OF LEASE

DATED AS OF MAY 14, 1998

BETWEEN DOLBY PROPERTIES, LLC AS LANDLORD

AND

DOLBY LABORATORIES, INC, AS TENANT

RULES AND REGULATIONS

(a)	Tenant and Tenant’s employees shall not in any way obstruct the sidewalks, entry passages, pedestrian passageways, driveways, entrances and exits to the Building, and they shall use the same only as passageways to and from their respective work areas.

(b)	Any sash doors, sashes, windows, glass doors, lights and skylights that reflect or admit light into the Common Areas of Building shall not be covered or obstructed by Tenant. Water closets, urinals and wash basins shall not be used for any purpose other than those for which they were constructed, and no rubbish, newspapers, food or other substance of any kind shall be thrown into them. Tenant shall not mark, drive nails, screw or drill into, paint or in any way deface the exterior walls, roof, foundations, bearing walls or pillars without the prior written consent of Landlord, which consent may be withheld in Landlord’s sole discretion. The expense of repairing any breakage, stoppage or damage resulting from a violation of this rule shall be borne by Tenant.

(c)	No awning or shade shall be affixed or installed over or in the windows or the exterior of the Premises except with the consent of Landlord, which may be withheld in Landlord’s discretion.

(d)	No boring or cutting for wires shall be allowed, except with the consent of Landlord, which consent may be withheld in Landlord’s sole discretion.

(e)	Tenant shall not do anything in the Premises, or bring or keep anything therein, which will in any way increase or tend to increase the risk of fire or the rate of fire insurance or which shall conflict with the regulations of the fire department or the law or with any insurance policy on the Premises or any part thereof, or with any rules or regulations established by any administrative body or official having jurisdiction, and it shall not use any machinery therein, even though its installation may have been permitted, which may cause any unreasonable noise, jar, or tremor to the floors or walls, or which by its weight might injure the floors of the Premises.

(f)	Landlord may limit weight, size and position of all safes, fixtures and other equipment used in the Premises. If Tenant shall require extra heavy equipment, Tenant shall notify Landlord of such fact and shall pay the cost of structural bracing to accommodate it. All damage done to the Premises or Building by installing, removing, or maintaining extra heavy equipment shall be repaired at the expense of Tenant.

(g)	Tenant and Tenant’s Representatives and Visitors shall not make nor permit any loud, unusual or improper noises nor interfere in any way with other tenants or those having business with them, nor bring into or keep within the Building any animal, or any bicycle or other vehicle, except such vehicle as Landlord may from time to time permit. Tenant and Tenant’s Representatives and Visitors shall not throw refuse or other substances or litter of any kind in or about the Building, except in receptacles placed therein for such purposes by Landlord or government authorities.

(h)	No machinery of any kind will be allowed in the Premises without the written consent of Landlord. This shall not apply, however, to customary office equipment or trade fixtures.

(i)	All freight must be moved into, within and out of the Premises only during such hours and according to such regulations as may be posted from time to time by Landlord.

EXHIBIT C - Page 1

(j)	No aerial shall be erected on the roof or exterior walls of the Premises, or on the grounds, without in each instance, the written consent of Landlord. Any aerial so installed without such written consent shall be subject to removal without notice at any time. Landlord may withhold consent in its sole discretion.

(k)	All garbage, including wet garbage, refuse or trash shall be placed by the Tenant in the receptacles provided by the Landlord for that purpose and only during those times prescribed by the Landlord.

(l)	Tenant shall not burn any trash or garbage at any time in or about the Premises or any area of the Building.

(m)	Tenant shall observe all security regulations issued by the Landlord and comply with instructions and/or directions of the duly authorized security personnel for the protection of the Building and all tenants therein.

(n)	Any requirements of Tenant will be considered only upon written application to Landlord at Landlord’s address set forth in the Lease.

(o)	No waiver of any rule or regulation by Landlord shall be effective unless expressed in writing and signed by Landlord or its authorized agent.

(p)	Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of the Law or the rules and regulations of the Building.

(q)	Landlord reserves the right at any time to change or rescind any one or more of these rules or regulations or to make such other and further reasonable rules and regulations as, in Landlord’s judgment, may from time to time be necessary for the operation, management, safety, care and cleanliness of the Building and the Premises, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants of the Building. Landlord shall not be responsible to Tenant or to any other person for the non-observance or violation of the rules and regulations by any other tenant or other person. Tenant shall be deemed to have read these rules and to have agreed to abide by them as a condition to its occupancy of the Premises.

(r)	Tenant shall abide by any additional rules or regulations which are ordered or requested by any governmental or military authority.

(s)	In the event of any conflict between these rules and regulations or any further or modified rules and regulations from time to time issued by Landlord and the Lease provisions, the Lease provisions shall govern and control.

(t)	Landlord specifically reserves to itself or to any person or firm it selects, (i) the right to place in and upon the Building, coin-operated machines for the sale of cigarettes, candy and other merchandise or service, and (ii) the revenue resulting therefrom. Neither party shall place or permit vending machines in the Premises.

(u)	Normal business hours for the Building shall be from 8 a.m. to 6 p.m., Monday through Friday, excluding holidays.

EXHIBIT C - Page 2

EXHIBIT D

ATTACHED TO AND FORMING A PART OF LEASE

DATED AS OF MAY 14, 1998

BETWEEN DOLBY PROPERTIES, LLC AS LANDLORD

AND

DOLBY LABORATORIES, INC, AS TENANT

LEASE GUARANTY

GUARANTOR: NONE

EXHIBIT D - Page 1

EXHIBIT E

ATTACHED TO AND FORMING A PART OF LEASE

DATED AS OF MAY 14, 1998

BETWEEN DOLBY PROPERTIES, LLC AS LANDLORD

AND

DOLBY LABORATORIES, INC, AS TENANT

CONSTRUCTION RIDER

1. Tenant Improvements. Landlord shall, at its own cost and expense, through a contractor designated by the Landlord, demolish the existing interior walls. Landlord shall proceed with reasonable diligence to cause the Tenant Improvements to be Substantially Completed on or prior to the Scheduled Commencement Date. The Tenant Improvement shall be deemed to be “Substantially Completed” when the interior walls have been demolished and the Premise is in a clean condition. (The definition of Substantially Completed shall also define the terms “Substantial Completion” and “Substantially Complete.”)

2. Delivery of Premises. Upon Substantial Completion of the Tenant Improvements, Landlord shall deliver possession of the Premises to Tenant. If Landlord has not Substantially Completed the Tenant Improvements and tendered possession of the Premises to Tenant on or before the Scheduled Commencement Date specified in Paragraph 3 of the Lease, or if Landlord is unable for any other reason to deliver possession of the Premises to Tenant on or before such date, neither Landlord nor its Representatives shall be liable to Tenant for any damage resulting from the delay in completing such construction obligations and/or delivering possession to Tenant and the Lease shall remain in full force and effect unless and until it is terminated under the express provisions of this Paragraph.

Notwithstanding the foregoing, if the Commencement Date has not occurred or been deemed to have occurred within six (6) months after the Scheduled Commencement Date, either party, by written notice to the other party given within ten (10) days after the expiration of such six (6) month period, may terminate this Lease without any liability to the other party; provided, however, that if the delay in the Commencement Date is caused by delays of the type described in Paragraph 25.12 - Force Majeure of the Lease, and if Tenant elects to terminate as provided above, then Tenant shall reimburse Landlord, within thirty (30) days after receipt of notification from Landlord of the amounts due, for any amounts expended or incurred by Landlord for the design, construction and installation of the Tenant Improvements and for brokerage commissions and legal fees in connection with the preparation and negotiation of the Lease. If Tenant fails to perform any of Tenant’s obligations under this Construction Rider within the time periods specified herein, Landlord may, in lieu of terminating the Lease under the foregoing provisions, treat such failure of performance as an event of default under the Lease.

3. Access to Premises. Landlord shall allow Tenant and Tenant’s Representatives to enter the Premises prior to the Commencement Date to permit Tenant to make the Premises ready for its use and occupancy; provided, however, that prior to such entry of the Premises, Tenant shall provide evidence reasonably satisfactory to Landlord that Tenant’s insurance, as described in Article 8 - Insurance and Indemnity of the Lease, shall be in effect as of the time of such entry. Such permission may be revoked at any time upon twenty-four (24) hours’ notice, and Tenant and its Representatives shall not interfere with Landlord or Landlord’s contractor in completing the Building or the Tenant Improvements.

Tenant agrees that Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant’s property placed upon or installed in the Premises prior to the Commencement Date, the same being at Tenant’s sole risk, and Tenant shall be liable for all injury, loss or damage to persons or property arising as a result of such entry into the Premises by Tenant or its Representatives.

4. Ownership of Tenant Improvements. All Tenant Improvements, whether installed by Landlord or Tenant, shall become a part of the Premises, shall be the property of Landlord and, subject to the provisions of the Lease, shall be surrendered by Tenant with the Premises, without any compensation to Tenant, at the expiration or termination of the Lease in accordance with the provisions of the Lease.

999 BRANNAN STREET

BASIC LEASE INFORMATION

The Basic Lease Information set forth below is part of the Lease.

Lease Date: (Introduction)	November 1, 1999

Landlord: (Introduction)	Dolby Properties, LLC

Tenant: (Introduction)	Dolby Laboratories, Inc

Premises:	Suite Numbers: 104, 107, 108, 109, 112, 114, 115, 116, 117, 120, 121, 122, 127, 129, 130, 131, 132, 208, 209, 210, 213, 214, 215, and 216 as indicated in Exhibit A

Building:	999 Brannan Street, San Francisco, California

Rentable Area of Premises: (Paragraph 1.1)	Approximately 17,118 square feet.

Rentable Area of Building: (Paragraph 1.2)	Approximately 134,280 square feet.

Tenant’s Pro Rata Share: (Paragraph 1.8)	Twelve and 75/100th Percent (12.75%).

Term: (Paragraph 3)	Month to Month

Commencement Date: (Paragraph 3)	July 1, 1998

Base Rent: (Paragraph 4.1.1)	$26.00 per square foot per year ($37,089.00 per month)

Base Year: (Paragraph 1.1)	1999

Use: (Paragraph 6.1)	General business office purposes typically associated with the multi-media industry

Security Deposit: (Paragraph 21)	None

Guarantor: (Paragraph 23)	None

Landlord’s Address for Notices: (Paragraph 25.4)	Dolby Properties, LLC 100 Potrero Avenue San Francisco, CA 94103-4813 Attention: Janet Daly

Tenant’s Address for Notices: (Paragraph 25.4)	Dolby Laboratories Inc 100 Potrero Avenue San Francisco, CA 94103-4813 Attention: Janet Daly

Landlord’s Broker: (Paragraph 25.6)	None

Tenant’s Broker: (Paragraph 25.6)	None

Additional Provisions:	None

9.	REPAIRS AND RESTORATION		9

	9.1	Insubstantial Insured Damage	9
	9.2	Substantial or Uninsured Damage	9
	9.3	Damage Near End of Term	9
	9.4	Rent Abatement	9
	9.5	Tenant’s Option to Cancel	10
	9.6	“Substantial” Defined	10

10.	ASSIGNMENT AND SUBLETTING		10

	10.1	Landlord’s Consent Required	10
	10.2	Notice to Landlord	11
	10.3	Landlord’s Option	11
	10.4	Collection of Rent	11
	10.5	Tenant Not Released	11

11.	EMINENT DOMAIN		11

	11.1	Automatic Termination	11
	11.2	Rent Abatement	11
	11.3	Condemnation Award	12
	11.4	Sale Under Threat of Condemnation	12

12.	UTILITIES AND SERVICES		12

13.	DEFAULTS, REMEDIES		13

	13.1	Defaults	13
	13.2	Remedies	13
	13.3	Chronic Delinquency	14

14.	COMMON AREA		14

	14.1	Right of Use	14
	14.2	Landlord to Operate	14
	14.3	Control in Landlord	15

15.	SECURITY SERVICES		15

16.	SIGNS		15

17.	ENCUMBRANCES		15

	17.1	Subordination	15
	17.2	Mortgagee Protection	16

18.	ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS		16

	18.1	Estoppel Certificates	16
	18.2	Financial Statements	16

19.	RIGHT OF ENTRY		16

20.	ATTORNEYS’ FEES		16

21.	SECURITY DEPOSIT		16

22.	INTEREST		17

23.	GUARANTY		17

24.	RELOCATION		17

25.	MISCELLANEOUS		17

	25.1	Time of Essence	17
	25.2	Captions	17
	25.3	Entire Agreement and Amendments	17
	25.4	Notice	18
	25.5	Holdover	18
	25.6	Brokers	18
	25.7	Acceptance	18
	25.8	Waiver	18
	25.9	Separability	18
	25.10	Joint and Several Liability	18
	25.11	Recording	18
	25.12	Force Majeure	18
	25.13	Landlord’s Liability	19
	25.14	Exhibits	19
	25.15	Tenant Improvements	19
	25.16	Conditions	19
	25.17	No Partnership or Joint Venture	19
	25.18	Construction	19
	25.19	Binding Effect	19
	25.20	Authority	20

Exhibit A - Premises

Exhibit B - Additional Provisions

Exhibit C - Rules and Regulations

Exhibit D - Lease Guaranty

Exhibit E - Construction Rider

999 BRANNAN STREET LEASE

THIS LEASE is made as of the Lease Date set forth in the Basic Lease Information, by and between Dolby Properties LLC (“Landlord”) and the Tenant identified in the Basic Lease Information (“Tenant”). Landlord and Tenant hereby agree as follows:

1. DEFINITIONS. Unless the context otherwise specifies or requires, the following terms shall have the following meanings:

1.1 Base Year. The calendar year specified in the Basic Lease Information as the Base Year.

1.2 Base Year Direct Expenses. The Direct Expenses paid or incurred by Landlord in the Base Year.

1.3 Building. The building in which the Premises are located.

1.4 Common Areas. All areas within or around the Building which are now or hereafter held for use by the Landlord or other persons entitled to occupy space in the Building, including, without limitation, streets, driveways, covered walkways, canopies, loading docks, sidewalks, landscaped and planted areas, restrooms not located within the premises of any tenant, corridors and hallways, janitor’s closets, mechanical and telephone rooms, and other areas and improvements provided by Landlord for the common use of Landlord and tenants and their respective employees and invitees. Landlord may make changes at any time and from time to time in the size, shape, location, number and extent of the Common Areas and no such change shall constitute an eviction, construction or otherwise, or entitle Tenant to any abatement of rent or otherwise affect Tenant’s obligations under this Lease.

1.5 Direct Expenses. All costs paid or incurred by Landlord in connection with the operation, maintenance, replacement and repair of the Building (excluding those expenses which are the responsibility of Tenant pursuant to Paragraphs 5 - Tenant Taxes, 7.3 - Reimbursement by Tenant and 8.1 - Tenant’s Insurance) including, without limitation, all costs and expenses paid or incurred with respect to utilities and other services provided to the Building to the extent not required to be paid by Tenant pursuant to this Lease; operating, cleaning, sweeping, repairing and resurfacing the sidewalk, entry areas, and other Common Areas; maintenance and replanting of all landscaping; maintenance and repair of landscape sprinkler systems, fire protection and security systems, lights and light standards (including bulb replacement), drainage systems and utility systems (including heating ventilation and air-conditioning); painting, janitorial and other services to the Common Areas; premiums for public liability and property damage insurance (including extended and broad form coverage risks for the Common Areas of the Building) and insurance deductibles; Real Property Taxes as defined below; any assessments or charges imposed in order to have the Building comply with statutes, ordinances, orders, requirements, laws, rules and regulations of any governmental or quasi-governmental authority now or hereafter in effect (collectively, “Laws”); maintenance, repair and replacement of mechanical equipment as necessary or rental for such equipment if leased; costs of maintenance and repair of electricity, water and other utilities for the operation and maintenance of the Building; garbage and refuse removal; capital expenditures reasonably deemed necessary by Landlord or made for the purpose of reducing operating expenses or to comply with Laws (which capital expenses shall be amortized over their useful life); reasonable legal and accounting expenses which relate to the Building as a whole; reasonable third party management fees for the Building; a reasonable allowance for depreciation on machinery and equipment used to maintain the Building and on other personal property owned by Landlord in the Building (including window coverings and carpeting in the Common Areas); and the reasonable costs of contesting the validity or applicability of any Laws that may affect the Building. If less than one hundred percent of the Building is occupied during any Lease Year, Landlord shall adjust Direct Expenses to equal Landlord’s reasonable estimate of direct Expenses had one hundred percent occupied.

1.6 Lease Year. The term “Lease Year” as used in the Lease shall refer to each full (twelve month) calendar year occurring during the Term, except that the first Lease Year shall be the period from the Commencement Date until December 31 of the calendar year in which the Commencement Date occurs, and the last Lease Year shall be the period from January 1 in the year in which the Lease terminates until the last day of the Term.

1

1.7 Premises. The space identified in the Basic Lease Information, in the Building at the address specified in the Basic Lease Information. The approximate configuration and location of the Premises is outlined on the attached EXHIBIT A. Landlord and Tenant agree that the rentable area of the Premises for all purposes under this Lease, shall be the rentable area specified in the Basic Lease Information, regardless of the actual measurement of the Premises. Tenant acknowledges that Tenant or Tenant’s representative has measured or had the opportunity to measure the Premises to verify the accuracy of the rentable area specified in the Basic Lease Information.

1.8 Real Property Taxes. All real property taxes and general, special or district assessments or other governmental impositions, of whatever kind, nature or origin, imposed on or by reason of the ownership or use of the Building; governmental charges, fees or assessments for transit or traffic mitigation (including area-wide traffic improvement assessments and transportation system management fees), housing, police, fire or other governmental service or purported benefits to the Building; personal property taxes assessed on the personal property of Landlord used in the operation of the Building; service payments in lieu of taxes and taxes and assessments of every kind and nature whatsoever levied or assessed in addition to, in lieu of or in substitution for existing or additional real or personal property taxes on the Building or the personal property described above; any increases in the foregoing caused by changes in assessed valuation, tax rate or other factors or circumstances; and the reasonable cost of contesting by appropriate proceedings the amount or validity of any taxes, assessments or charges described above. To the extent paid by Tenant or other tenants as “Tenant’s Taxes” (as defined in Paragraph 5 - Tenant Taxes), “Tenant’s Taxes” shall be excluded from Taxes. The term “Real Property Taxes” shall also include all expenses reasonably incurred by Landlord in seeking reduction by the taxing authorities of Real Property Taxes applicable to the Building.

1.9 Rentable Area of Building. The Building contains the rentable area specified in the Basic Lease Information.

1.10 Tenant’s Pro Rata Share. The percentage figure specified in the Basic Lease Information as Tenant’s Pro Rata Share. Landlord and Tenant acknowledge that Tenant’s Pro Rata Share is the ratio of the rentable area of the Premises as specified in the Basic Lease Information over the total rentable area of the Building as specified in the Basic Lease Information.

2. PREMISES. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the Premises for the Term, at the Rent specified in Paragraph 4 and upon all of the conditions and agreements set forth herein; reserving to Landlord, however, the right to install, maintain, use, repair and replace pipes, ducts, subfloors, conduits, and wires through the Premises in locations causing Tenant the least inconvenience possible and the use of the exterior walls and roof.

3. LEASE TERM. The term of this Lease (the “Term”) shall commence on the Commencement Date set forth in the Basic Lease and shall continue on the basis of a month to month tenancy which shall be terminable by either party upon thirty days written notice to the other party.

4. RENT.

4.1 Rent Payable. The Rent payable to Landlord includes the following:

4.1.1 Base Rent. During each month of the Term, Tenant shall pay to Landlord as Base Rent the amount set forth in the Basic Lease Information. Base Rent shall be paid in advance on the first day of each calendar month throughout the Term without offset, deduction, prior notice or demand, except that a full month’s Base Rent shall be paid upon the execution of this Lease by Tenant and the prorated Base Rent payable for the period, if any, prior to the first full calendar month of the Term shall be paid on the first day of said first full calendar month. Base Rent for any partial month shall be prorated based on the actual number of days in the month.

4.1.2 Direct Expenses. Commencing January 1, 2000, Tenant shall also pay Tenant’s Pro Rata Share of any amount by which the Direct Expenses for any Lease Year commencing in 2000 exceeds the Base Year Direct Expenses (the “Increases in Direct Expenses”). If any additional space is added to the Premises, Tenant’s Pro Rata Share of Increases in Direct Expenses shall be calculated separately for each such addition. Within thirty (30) days

2

after the commencement of each Lease Year, Landlord shall give Tenant a written estimate of Tenant’s Pro Rata Share of the monthly Increases in Direct Expenses for the current Lease Year. Tenant shall pay such estimated amount to Landlord in monthly installments in advance on the first day of each calendar month of the Term, without deduction, offset, prior notice or demand, prorated for any partial month. Landlord may at any time during the Term, but not more frequently than quarterly, adjust estimates of Increases in Direct Expenses to reflect current expenditures. Following written notice to Tenant of such revised estimate, subsequent payment by Tenant shall be based upon such revised estimate. Within ninety (90) days after the end of each Lease Year, Landlord shall furnish to Tenant a statement showing in reasonable detail the Direct Expenses incurred by Landlord during such Lease Year, and the parties shall, within thirty (30) days after the date of such statement, make any payment necessary to adjust Tenant’s estimated payments for such Lease Year to Tenant’s actual Pro Rata Share of Increases in Direct Expenses for such Lease Year as shown by such annual statement.

4.1.3 Late Charges. If Base Rent or Tenant’s Pro Rata Share of Increases in Direct Expenses are unpaid after the fifth day after the due date, Tenant shall pay a late charge of ten percent (10%) of the amount overdue. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of the late payment by Tenant. The late charge shall be paid without offset, deduction, prior notice or demand. Any dishonored check shall be treated as rent unpaid and shall be subject to late charges. Acceptance of any late charge shall not constitute a waiver of Tenant’s default with respect to the overdue sum or prevent Landlord from exercising any of its other rights and remedies under this Lease.

4.2 Additional Rent Terms. All amounts which Tenant is required to pay under this Lease including all damages, costs and expenses which Landlord may incur by reason of any default by Tenant under this Lease shall be deemed to be Rent hereunder. Upon nonpayment of any Rent, Landlord shall have all of the rights and remedies with respect thereto as Landlord has for the non-payment of Base Rent. All Rent shall be paid in lawful money of the United States to Landlord at the address specified in this Lease for purpose of notice, or to such other persons or at such other places as may be designated in writing by Landlord from time to time. All Rent shall be paid without deduction or offset and, except as otherwise expressly provided in this Lease, without prior notice or demand.

5. TENANT TAXES. Tenant shall be responsible for and shall pay before delinquency all Tenant Taxes. Tenant Taxes shall mean: (a) all taxes, assessments, license fees and other governmental charges or impositions levied or assessed against or with respect to Tenant’s personal property or Trade Fixtures in the Premises, whether any such imposition is levied directly against Tenant or levied against Landlord or the Building; (b) all rental, excise, sales or transaction privilege taxes arising out of this Lease (excluding, however, state and federal personal or corporate income taxes measured by the income of Landlord from all sources) imposed by any taxing authority upon Landlord or upon Landlord’s receipt of any rent payable by Tenant pursuant to the terms of this Lease; and (c) any increase in Real Property Taxes attributable to inclusion of a value placed on Tenant’s personal property, Trade Fixtures or Alterations. If any Tenant Taxes are assessed, levied, or imposed upon Landlord or any portion of the Building, Landlord shall give Tenant a statement of the amount applicable to the Premises. If a separate assessment of the improvements is not available from the appropriate governmental authority, Landlord’s good faith allocation shall be binding on Tenant. In such event, Tenant shall pay Landlord on demand for such Tenant Taxes applicable to the Premises. If Landlord pays any Tenant Taxes, Tenant shall reimburse Landlord upon demand for the amount of such payment, together with interest at the Stipulated Rate from the date of Landlord’s payment to the date of Tenant’s reimbursement.

6. CONDUCT OF BUSINESS BY TENANT.

6.1 Use of the Premises. Tenant shall use the Premises solely for the purpose set forth in the Basic Lease Information as Use and for no other purposes without the prior written consent of Landlord which shall be given at Landlord’s sole discretion.

6.2 Compliance with Law. Tenant at its expense shall comply promptly with all present and future applicable Laws regulating the use by Tenant of the Premises, including compliance with the Americans With Disabilities Act of 1990, as the same may be amended from time to time. Tenant shall not use or permit the use of the Premises in any manner that will tend to create a nuisance or tend to disturb other tenants or occupants of the Building or tend to injure the reputation of the Building. Tenant shall place no loads upon the floors, walls or ceilings in excess of the maximum

3

designed load determined by Landlord or which endanger the structure; nor place any harmful liquids in the drainage systems; nor dump or store waste materials or refuse or allow such to remain outside the Premises proper, except in the enclosed trash areas provided, if any. Tenant shall not store or permit to be stored or otherwise placed any other material of any nature whatsoever outside the Premises.

6.3 Rules and Regulations. Tenant shall comply at all times with the Rules and Regulations attached to this Lease as EXHIBIT C and such amendments and modifications thereof and additions thereto as Landlord may from time to time reasonably adopt for the operation, safety, care and cleanliness of the Building or the preservation of good order therein. Landlord shall not be liable to Tenant for the failure of any tenant or other person to comply with such Rules and Regulations.

6.4 Hazardous Materials.

6.4.1 Definitions.

6.4.1.1 “Hazardous Materials” shall mean any substance: (A) that now or in the future is regulated or governed by, requires investigation or remediation under, or is defined as a hazardous waste, hazardous substance, pollutant or contaminant under any governmental statute, code, ordinance, regulation, rule or order, and any amendment thereto, including for example only the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. §9601 et seq., and the Resource Conservation and Recovery Act, 42 U.S.C. §6901 et seq., or (B) that is toxic, explosive, corrosive, flammable, radioactive, carcinogenic, dangerous or otherwise hazardous, including gasoline, diesel fuel, petroleum hydrocarbons, polychlorinated biphenyls (PCBs), asbestos, radon and urea formaldehyde foam insulation.

6.4.1.2 “Environmental Requirements” shall mean all present and future Laws, permits, licenses, approvals, authorizations and other requirements of any kind applicable to Hazardous Materials.

6.4.1.3 “Handled by Tenant” and “Handling by Tenant” shall mean and refer to any installation, handling, generation, storage, use, disposal, discharge, release, abatement, removal, transportation, or any other activity of any type by Tenant or its agents, employees, contractors, licensees, sublessees, transferees or representatives (collectively, “Representatives”) or its guests, customers, invitees, or visitors (collectively, “Visitors”), at or about the Premises in connection with or involving Hazardous Materials.

6.4.1.4 “Environmental Losses “ shall mean all costs and expenses of any kind, damages, including foreseeable and unforeseeable consequential damages, fines and penalties incurred in connection with any violation of and compliance with Environmental Requirements and all losses of any kind attributable to the diminution of value, loss of use or adverse effects on marketability or use of any portion of the Premises or Building.

6.4.2 Tenant’s Covenants. No Hazardous Materials shall be Handled by Tenant at or about the Premises or Building without Landlord’s prior written consent, which consent may be granted, denied, or conditioned upon compliance with Landlord’s requirements, all in Landlord’s absolute discretion. Notwithstanding the foregoing, normal quantities and use of those Hazardous Materials customarily used in the conduct of general office activities, such as copier fluids and cleaning supplies (“Permitted Hazardous Materials”), may be used and stored at the Premises without Landlord’s prior written consent, provided that Tenant’s activities at or about the Premises and Building and the Handling by Tenant of all Hazardous Materials shall comply at all times with all Environmental Requirements. At the expiration or termination of the Lease, Tenant shall promptly remove from the Premises and Building all Hazardous Materials Handled by Tenant at the Premises or the Building. Tenant shall keep Landlord fully and promptly informed of all Handling by Tenant of Hazardous Materials other than Permitted Hazardous Materials. Tenant shall be responsible and liable for the compliance with all of the provisions of this Paragraph by all of Tenant’s Representatives and Visitors, and all of Tenant’s obligations under this Paragraph (including its indemnification obligations under Paragraph 6.4.5 - Tenant’s Indemnification below) shall survive the expiration or termination of this Lease.

6.4.3 Compliance. Tenant shall at Tenant’s expense promptly take all actions required by any governmental agency or entity in connection with or as a result of the Handling by Tenant of Hazardous Materials at or

4

about the Premises or Building, including inspection and testing, performing all cleanup, removal and remediation work required with respect to those Hazardous Materials, complying with all closure requirements and post-closure monitoring, and filing all required reports or plans. All of the foregoing work and all Handling by Tenant of all Hazardous Materials shall be performed in a good, safe and workmanlike manner by consultants qualified and licensed to undertake such work and in a manner that will not interfere with any other tenant’s quiet enjoyment of the Building or Landlord’s use, operation, leasing and sale of the Building. Tenant shall deliver to Landlord prior to delivery to any governmental agency, or promptly after receipt from any such agency, copies of all permits, manifests, closure or remedial action plans, notices, and all other documents relating to the Handling by Tenant of Hazardous Materials at or about the Premises or Building. If any lien attaches to the Premises or the Building in connection with or as a result of the Handling by Tenant of Hazardous Materials, and Tenant does not cause the same to be released, by payment, bonding or otherwise, within ten (10) days after the attachment thereof, Landlord shall have the right but not the obligation to cause the same to be released and any sums expended by Landlord in connection therewith shall be payable by Tenant on demand.

6.4.4 Landlord’s Rights. Landlord shall have the right, but not the obligation, to enter the Premises at any reasonable time (i) to confirm Tenant’s compliance with the provisions of this Paragraph 6.4, and (ii) to perform Tenant’s obligations under this Paragraph 6.4 if Tenant has failed to do so after reasonable notice to Tenant. Landlord shall also have the right to engage qualified Hazardous Materials consultants to inspect the Premises and review the Handling by Tenant of Hazardous Materials, including review of all permits, reports, plans, and other documents regarding same. Tenant shall pay to Landlord on demand the costs of Landlord’s consultants’ fees and all costs incurred by Landlord in performing Tenant’s obligations under this Paragraph. Landlord shall use reasonable efforts to minimize any interference with Tenant’s business caused by Landlord’s entry into the Premises, but Landlord shall not be responsible for any interference caused thereby.

6.4.5 Tenant’s Indemnification. Tenant agrees to indemnify, defend and hold harmless Landlord and its partners or members and its or their partners, members, directors, officers, shareholders, employees and agents from all Environmental Losses and all other claims, actions, losses, damages, liabilities, costs and expenses of every kind, including reasonable attorneys’, experts’ and consultants’ fees and costs, incurred at any time and arising from or in connection with the Handling by Tenant of Hazardous Materials at or about the Building or Tenant’s failure to comply in full with all Environmental Requirements with respect to the Premises.

7. MAINTENANCE, REPAIRS AND ALTERATIONS.

7.1 Acceptance. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good and sanitary order, condition and repair, subject to all applicable Laws. Tenant acknowledges that neither Landlord nor Landlord’s agents have made any representation or warranty as to the suitability of the Premises for the conduct of Tenant’s business, the condition of the Premises or Building, or the use or occupancy which may be made thereof and Tenant has independently investigated and is satisfied that the Premises are suitable for Tenant’s intended use.

7.2 Landlord’s Responsibility. Subject to the provisions of Article 9—Repairs and Restoration, Landlord shall, during the Term, keep in good order, condition and repair the foundations, exterior walls (excluding the interior surface of exterior walls), windows, plate glass, doors (other than doors located within a tenant’s premises), downspouts, gutters and roof of the Building, all plumbing, HVAC, electrical and lighting facilities and equipment servicing the Premises, and the Common Areas; provided, however, that Landlord shall have no obligation to repair until a reasonable time after the receipt by Landlord of a written notice of the need for repairs. Tenant waives the provisions of California Civil Code Sections 1941 and 1942 and similar laws now or hereafter in effect. Tenant shall pay the cost of repairs to utilities located within the Premises, or for any repairs to the Building occasioned by any act or omission of Tenant, Tenant’s Representatives or Visitors, other than reasonable wear and tear.

7.3 Reimbursement by Tenant. Tenant shall reimburse Landlord, as Rent, for Tenant’s Pro Rata Share of all costs and expenses incurred by Landlord for the foregoing maintenance and repair to the extent set forth in Article 4.1.2 - Direct Expenses.

5

7.4 Tenant’s Responsibility. Except as provided in Paragraph 7.2—Landlord’s Responsibility above, Tenant shall keep in first-class order, condition and repair the Premises and every part thereof, including, without limitation, all fixtures, Trade Fixtures, Alterations, interior walls and interior surface of exterior walls, ceilings, floors and floor coverings, utilities and doors located within the Premises. Tenant shall also keep the Premises at all times in a neat, clean and sanitary condition, shall neither commit nor permit any waste or nuisance thereon, and shall keep the walks and corridors adjacent thereto free from Tenant’s waste or debris. If Tenant fails to perform its obligations under this Paragraph, notwithstanding any other provision hereof and without waiving any other right or remedy Landlord may have, Landlord may, at its option, after five (5) days’ written notice to Tenant, enter upon the Premises and put the same in good order, condition and repair and at Landlord’s further option, continue such maintenance and repair obligation for the remainder of the Term, and the cost thereof shall become due and payable as Rent by Tenant to Landlord upon demand.

7.5 Tenant Improvements and Alterations.

7.5.1 Landlord and Tenant shall perform their respective obligations with respect to design and construction of any improvements to be constructed and installed in the Premises (the “Tenant Improvements”), as provided in the Construction Rider. Except for any Tenant Improvements to be constructed by Tenant as provided in the Construction Rider, Tenant shall not make any alterations, improvements or changes to the Premises (including installation of any security system or telephone or data communication wiring) (“Alterations”) without Landlord’s prior written consent. Any such Alterations shall be completed by Tenant at Tenant’s sole cost and expense: (i) with due diligence, in a good and workmanlike manner, using new materials; (ii) in compliance with plans and specifications approved by Landlord; (iii) in compliance with the construction rules and regulations promulgated by Landlord from time to time; (iv) in accordance with all applicable Laws (including all work, whether structural or non-structural, inside or outside the Premises, required to comply fully with all applicable Laws and necessitated by Tenant’s work); and (v) subject to all conditions which Landlord may in Landlord’s discretion impose. Such conditions may include requirements for Tenant to: (a) provide payment or performance bonds or additional insurance (from Tenant or Tenant’s contractors, subcontractors or design professionals); (b) use contractors or subcontractors designated by Landlord; and (c) remove all or part of the Alterations prior to or upon expiration or termination of the Term, as designated by Landlord. If any work outside the Premises, or any work on or adjustment to any of the heating, ventilation and air-conditioning (“HVAC”), mechanical, elevator, plumbing, electrical, fire protection, life safety, security or other systems in the Building, is required in connection with or as a result of Tenant’s work, such work shall be performed at Tenant’s expense by contractors designated by Landlord. Landlord’s right to review and approve (or withhold approval of) Tenant’s plans, drawings, specifications, contractor(s) and other aspects of construction work proposed by Tenant is intended solely to protect Landlord, the Building and Landlord’s interests. No approval or consent by Landlord shall be deemed or construed to be a representation or warranty by Landlord as to the adequacy, sufficiency, fitness or suitability thereof or compliance thereof with applicable Laws or other requirements. Except as otherwise provided in Landlord’s consent, all Alterations shall upon installation become part of the realty and be the property of Landlord.

7.5.2 Before making any Alterations, Tenant shall submit to Landlord for Landlord’s prior approval reasonably detailed final plans and specifications prepared by a licensed architect or engineer, a copy of the construction contract, including the name of the contractor and all subcontractors proposed by Tenant to make the Alterations and a copy of the contractor’s license. Tenant shall reimburse Landlord upon demand for any expenses incurred by Landlord in connection with any Alterations made by Tenant, including reasonable fees charged by Landlord’s contractors or consultants to review plans and specifications prepared by Tenant and to update the existing as-built plans and specifications of the Building to reflect the Alterations. Tenant shall obtain all applicable permits, authorizations and governmental approvals and deliver copies of the same to Landlord before commencement of any Alterations.

7.5.3 Tenant shall keep the Premises and the Building free and clear of all liens arising out of any work performed, materials furnished or obligations incurred by Tenant. If any such lien attaches to the Premises or the Building, and Tenant does not cause the same to be released by payment, bonding or otherwise within ten (10) days after the attachment thereof, Landlord shall have the right but not the obligation to cause the same to be released, and any sums expended by Landlord in connection therewith shall be payable by Tenant on demand with interest thereon from the date of expenditure by Landlord at the Stipulated Rate (as defined in Article 22 - Interest). Tenant shall give

6

Landlord at least ten (10) days’ notice prior to the commencement of any Alterations and cooperate with Landlord in posting and maintaining notices of non-responsibility in connection therewith.

7.5.4 Subject to the provisions of this Article 7, Tenant may install and maintain furnishings, equipment, movable partitions, business equipment and other trade fixtures (“Trade Fixtures”) in the Premises, provided that the Trade Fixtures do not become an integral part of the Premises or the Building. Tenant shall promptly repair any damage to the Premises or the Building caused by any installation or removal of such Trade Fixtures.

7.6 Liens. Tenant shall pay for all labor and services performed for, and all materials used by or furnished to Tenant or Tenant’s Representatives and keep the Building free from any liens arising out of work performed, materials furnished, or obligations incurred by Tenant or Tenant’s Representatives with respect to the Premises. Tenant shall indemnify, hold harmless and defend Landlord and Landlord’s employees, agents and partners from and against any liens, demands, claims, judgments or encumbrances (including all attorneys’ fees) arising out of any work or services performed for or materials used by or furnished to Tenant or Tenant’s Representatives with respect to the Premises. Tenant shall do all things necessary to prevent the filing of any mechanic’s or other liens against the Building or any part thereof by reason of work, labor, services or materials supplied or claimed to have been supplied to Tenant, or anyone holding the Premises, or any part thereof, through or under Tenant. If any such lien shall at any time be filed against the Building, Tenant shall either cause the same to be discharged of record within ten (10) days after the date of filing of the same, or, if Tenant in Tenant’s discretion and in good faith determines that such lien should be contested, Tenant shall furnish such security as may be necessary or required to (a) prevent any foreclosure proceedings against the Building during the pendency of such contest, and (b) cause a mutually satisfactory title company to remove such lien as a matter affecting title to the Building. If Tenant shall fail to discharge such lien within such period or fail to furnish such security, then, in addition to any other right or remedy of Landlord resulting from Tenant’s said default, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by giving security or in such other manner as is, or may be, prescribed by law. Tenant shall repay to Landlord on demand all sums disbursed or deposited by Landlord pursuant to the foregoing provisions of this Paragraph including Landlord’s costs, expenses and reasonable attorneys’ fees incurred by Landlord in connection therewith, with interest thereon at the Stipulated Rate. Nothing contained herein shall imply any consent or agreement on the part of Landlord to subject Landlord’s estate to liability under any mechanics’ or the lien law. Tenant shall give Landlord adequate opportunity and Landlord shall have the right to post such notices of nonresponsibility as are provided for in the mechanics’ lien laws of California.

7.7 Condition Upon Surrender. After the expiration or termination of this Lease, Tenant shall remove its personal property and Trade Fixtures from the Premises, surrender the Premises to Landlord in the same condition as when received, damage by fire or the elements (except to the extent not covered by Net Insurance Proceeds and caused by Tenant or Tenant’s Representatives), and ordinary wear and tear excepted. At Landlord’s option, Landlord shall have the right to require that Tenant remove any and all Alterations, additions, signs or improvements made by Tenant and perform any necessary repair caused by such removal.

8. INSURANCE AND INDEMNITY.

8.1 Tenant’s Insurance. Tenant shall at all times during the Term, at Tenant’s cost and expense, maintain in effect the following policies of insurance:

8.1.1 Commercial general liability insurance providing coverage on an occurrence form basis with limits of not less than One Million Dollars ($1,000,000) each occurrence for bodily injury and property damage combined, One Million Dollars ($1,000,000) annual general aggregate, and One Million Dollars ($1,000,000) products and completed operations annual aggregate. Tenant’s liability insurance policy or policies shall (i) include premises and operations liability coverage, products and completed operations liability coverage, broad form property damage liability coverage including competed operations, liquor liability coverage (if Tenant sells or serves or sells any alcoholic beverages in connection with the Premises), blanket contractual liability coverage including, to the maximum extent possible, coverage for the indemnification obligations of Tenant under this Lease, and personal and advertising injury coverage; (ii) provide that the insurance company has the duty to defend all insureds under the policy; (iii) provide that defense costs are paid in addition to and do not deplete any of the policy limits; (iv) cover

7

liabilities arising out of or incurred in connection with Tenant’s use or occupancy of the Premises or the Building; and (v) extend coverage to cover liability of the insureds under the policy for the actions of Tenant’s Representatives.

8.1.2 Workers’ compensation insurance complying with all applicable state laws, and employer’s liability insurance with limits of not less than One Hundred Thousand Dollars ($100,000) per accident and One Hundred Thousand Dollars ($100,000) policy limits for injury by disease. Such policies shall contain a waiver of subrogation provision.

8.1.3 Property insurance covering Tenant’s Alterations, Trade Fixtures, personal property and equipment located on the Premises, in an amount not less than their full replacement value, providing protection on an “All Risk” or “Special Form” basis. The proceeds of such insurance, so long as this Lease remains in effect, shall be used to repair or replace the Alterations, Trade Fixtures, personal property and equipment so insured. Following expiration or termination of this Lease, any proceeds of insurance covering Alterations shall be paid over to Landlord.

8.2 Insurance Requirements. Each policy of insurance required to be carried by Tenant shall (i) be in a form, and written by an insurer, reasonably acceptable to Landlord, (ii) require at least thirty (30) days’ written notice to Landlord prior to any cancellation, non-renewal or modification of insurance coverage. Insurance companies issuing such policies shall having rating classifications of “A” or better and financial category ratings of “VII” or better according to the latest edition of the A.M. Best Key Rating Guide. All insurance companies issuing such policies shall be licensed to do business in the state where the Building is located. Any deductible amount under such insurance shall not exceed $5,000. Tenant shall provide to Landlord, upon request, evidence that the insurance required to be carried by Tenant pursuant to this Article 8, including any endorsement affecting the additional insured status, is in full force and effect and that premiums therefor have been paid.

8.3 Adjustments to Insurance Program. Tenant shall increase the amounts of insurance as required by any mortgagee, and, not more frequently than once every three (3) years, as recommended by Landlord’s insurance broker, if, in the opinion of either of them, the amount of insurance then required under this Lease is not adequate. Any limits set forth in this Lease on the amount or type of coverage required by Tenant’s insurance shall not limit the liability of Tenant under this Lease.

8.4 Liability Insurance Requirements. Each policy of commercial general liability insurance required by this Lease shall (i) contain a cross-liability endorsement or separation of insureds clause; (ii) provide that any waiver of subrogation rights or release prior to a loss do not void coverage; (iii) provide that it is primary to and not contributing with, any policy of insurance carried by Landlord covering the same loss; (iv) name Landlord, its partners, any property manager of the Building, and such other parties in interest as Landlord may from time to time reasonably designate to Tenant in writing, as additional insureds. Such additional insureds shall be provided the same extent of coverage as provided to Tenant under such policies. All endorsements effecting such additional insured status shall be acceptable to Landlord and shall be at least as broad as additional insured endorsement form number CG 20 11 11 85 promulgated by the Insurance Services Office.

8.5 Certificates of Insurance. Prior to occupancy of the Premises by Tenant, and not less than thirty (30) days prior to expiration of any policy thereafter, Tenant shall furnish to Landlord a certificate of insurance reflecting that the insurance required by this Lease is in force, accompanied by endorsements showing the required additional insureds satisfactory to Landlord in substance and form. Notwithstanding the requirements of this paragraph, Tenant shall, at Landlord’s request, provide to Landlord a certified copy of each insurance policy required to be in force at any time pursuant to the requirements of this Lease.

8.6 Landlord to Insure Building. During the Term, Landlord shall maintain “All Risk” or “Special Form” property insurance on the Building, excluding coverage for all Tenant’s Trade Fixtures, personal property, Alterations and equipment located on or in the Premises. Tenant shall reimburse Landlord for Tenant’s Pro Rata Share of Landlord’s annual cost of such insurance pursuant to Section 4.1.2 - Direct Expenses, except that if there is an insurance premium increase due to Tenant’s use of the Premises, Tenant shall pay the full amount of the increase.

8

8.7 Waiver of Subrogation. Landlord and Tenant each hereby waives any and all rights of recovery against the other or against the officers, partners, and authorized representatives of the other party for loss or damage that is covered by any policy of property insurance maintained by either party (or required by this Lease to be maintained) with respect to the Premises or the Property or any operation therein. If any such policy of insurance relating to this Lease or to the Premises or the Building does not permit the foregoing waiver, or if the coverage under any such policy would be invalidated as a result of such waiver, the party maintaining such policy shall obtain from the insurer under such policy a waiver of all right of recovery by way of subrogation against either party in connection with any claim, loss or damage covered by such policy.

8.8 Indemnification. Tenant hereby agrees to defend, indemnify and hold harmless Landlord and its partners, members, representatives, employees and agents from and against any and all claims, damage, loss, liability or expense, including without limitation attorneys’ fees and legal costs arising from (a) the acts or omissions of Tenant or Tenant’s legal representatives in or about the Building; (b) any construction or other work undertaken by Tenant on the Building (including any design defects); (c) any breach or default under this Lease by Tenant; and (d) any accident, injury or damage, howsoever and by whomsoever caused, to any person or property, occurring in or about the Premises during the Term, excepting only such claims for any accident, injury or damage to the extent they are caused by the negligent or willful acts or omissions of Landlord or its authorized representatives. This provision shall survive the expiration or sooner termination of this Lease.

8.9 Landlord’s Disclaimer. Landlord shall not be liable to Tenant for any loss, injury or other damage to any person or property (including Tenant or Tenant’s property), in or about the Premises or the Building from any cause (including defects in the Building or in any equipment in the Premises). Tenant hereby waives all claims against Landlord for such damage and the cost and expense of defending against claims relating to such damage, except that Landlord shall indemnify, defend and hold Tenant harmless from and against any actions, claims, liabilities, damages, cost or expenses, including reasonable attorneys’ fees and costs incurred in defending against the same for such damages, to the extent the same are caused by the willful or grossly negligent acts or omissions of Landlord or its authorized representatives. In no event, however, shall Landlord be liable to Tenant for any punitive or consequential damages or damages for loss of business by Tenant.

9. REPAIRS AND RESTORATION.

9.1 Insubstantial Insured Damage. Subject to the provisions of Paragraph 9.3 - Damage Near End of Term, if at any time during the Term the Premises are damaged and such damage is not “Substantial” as that term is defined in Paragraph 9.6 - “Substantial” Defined, and insurance proceeds net of costs of recovery (“Net Insurance Proceeds”) are available to cover the cost of restoration, then Landlord shall promptly repair such damage at Landlord’s expense and this Lease shall continue in full force and effect.

9.2 Substantial or Uninsured Damage. Subject to the provisions of Paragraph 9.3 - Damage Near End of Term, if at any time during the Term the Premises are damaged and (a) if such damage is “Substantial” as defined in Paragraph 9.6 - “Substantial” Defined, or (b) if such damage was caused by a casualty for which no insurance proceeds are available or the Net Insurance Proceeds are insufficient to meet the cost of restoration, then Landlord may at its option either (i) promptly repair such damage at Landlord’s expense, in which event this Lease shall continue in full force and effect, or (ii) cancel and terminate this Lease, by giving Tenant written notice of its election to do so within sixty (60) days after the date of occurrence of such damage.

9.3 Damage Near End of Term. If the Premises are damaged during the last nine (9) months of the Term, and the estimated cost of repair exceeds ten percent (10%) of the Base Rent then remaining to be paid by Tenant for the balance of the Term, Landlord may at its option cancel and terminate this Lease upon written notice to Tenant. If Landlord does not elect to so terminate this Lease, the repair of such damage shall be governed by Paragraph 9.1 - Insubstantial Insured Damage, or Paragraph 9.2 - Substantial or Uninsured Damage, as the case may be.

9.4 Rent Abatement. If the Premises are damaged and Landlord repairs or restores them pursuant to the provisions of this Article, Tenant shall continue the operation of its business in the Premises to the extent reasonably practicable from the standpoint of prudent business management, and the Base Rent payable hereunder for the period

9

during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Tenant’s use of the Premises is impaired as reasonably determined by Landlord. There shall be no abatement of other Rent payable hereunder and Tenant shall have no claim against Landlord for any damage suffered by Tenant by reason of any such damage, destruction, repair or restoration. Upon completion of such repair or restoration Tenant shall promptly refixture the Premises to the condition prior to the casualty and shall reopen for business if closed by the casualty.

9.5 Tenant’s Option to Cancel. If Landlord is obligated to repair or restore the Premises under the provisions of this Article and does not commence such repair or restoration within sixty (60) days after such obligation accrues, Tenant may at its option cancel and terminate this Lease by giving Landlord written notice of its election to do so at any time prior to the commencement of such repair or restoration, which termination shall be effective on the date such notice is received by Landlord.

9.6 “Substantial” Defined. For the purpose of this article, “Substantial” damage to the Premises shall mean damage to the Premises, or to the Building whether or not the Premises is damaged, that cannot be substantially repaired and restored under applicable Laws within one year of the date of the casualty or the estimated cost of repairs of which exceeds one-fifth (1/5) of the then estimated replacement cost of the same. The determination in good faith by Landlord of the estimated time and cost of repair of any damage and/or of the estimated replacement costs shall be conclusive for the purpose of this Article. In no event shall Landlord be obligated to repair or restore any Alterations made by tenant or equipment, trade fixtures, inventory, fixtures or personal property in or about the Premises. Tenant waives the provisions of California Civil Code Sections 1932 and 1933(4) and any similar law now or hereafter in effect.

10. ASSIGNMENT AND SUBLETTING.

10.1 Landlord’s Consent Required. Tenant shall not, either voluntarily, involuntarily or by operation of law (i) assign, sell, or otherwise transfer all or any part of the Tenant’s interest in this Lease or in the Premises, or (ii) permit any part of the Premises to be sublet, occupied or used by anyone other than Tenant, or (iii) permit any person to succeed to any interest in this Lease or the Premises, (all of the foregoing being collectively referred to as a “Transfer”), without Landlord’s prior written consent in each instance, which consent shall not be unreasonably withheld. Any Transfer shall be subject in each instance to the recapture option of Landlord set forth in Paragraph 10.3 - Landlord’s Option below. In making its determination as to a proposed Transfer, it shall be deemed reasonable to consider the following factors: (a) if the occupancy resulting therefrom will violate any rights given to any other tenant of the Building; (b) the financial soundness of ownership, experience and management of the assignee, subtenant, permittee or transferee (collectively, “Transferee”); (c) the proposed Transferee does not intend itself to occupy the entire portion of the Premises assigned or sublet; (d) the Transferee is a governmental agency or unit or an existing tenant in the Building; (e) the rental and other consideration payable by the Transferee is less than that currently being paid by tenants under new leases of comparable space in the Building, or (f) Landlord otherwise determines that the proposed Transfer would have the effect of decreasing the value of the Building or increasing the expenses associated with operating, maintaining and repairing the Building. In no event shall Landlord be required to give its consent to a Transfer if a use different from the use allowed by Paragraph 6.1 - Use of the Premises is proposed. Consent by Landlord to one or more Transfers shall not operate to exhaust Landlord’s rights under this Article to receive consent to subsequent Transfers. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation hereof shall not work a merger and Landlord shall have the option of terminating all or any existing subtenancies or Transfers or shall operate as an assignment to Landlord of all or any such subtenancies or Transfers. If Tenant is a corporation which, under the then current guidelines published by the Commissioner of Corporations of the State of California, is not deemed a public corporation, any dissolution, merger, consolidation or reorganization of Tenant, the transfer, assignment of hypothecation of any stock or interest in such corporation in the aggregate in excess of twenty-five percent (25%), or the sale (cumulatively) of fifty percent (50%) or more of the value of Tenant’s assets shall be deemed a Transfer. If Tenant is a partnership, a withdrawal or substitution of any partner(s) owning twenty-five percent (25%) or more of the partnership (cumulatively), any assignment(s) of twenty-five percent (25%) or more (cumulatively) of any interest in the capital or profits of the partnership, the sale (cumulatively) of fifty percent (50%) or more of the value of Tenant’s assets, or the dissolution of the partnership shall be deemed a Transfer. Tenant agrees to reimburse Landlord for Landlord’s reasonable costs and attorney’s fees incurred in conjunction with the processing and documentation of any requested Transfer, whether or not consent is granted. In no event shall Tenant hypothecate, mortgage, pledge or encumber Tenant’s interest in this Lease or in the Premises or otherwise use the Lease as a security device in any manner, nor shall Tenant transfer any right appurtenant to this Lease or the Premises separate from a permitted Transfer,

10

without the consent of Landlord, which consent Landlord may withhold in its sole discretion. Tenant expressly agrees that the provisions of this Article are not unreasonable standards or conditions for purposes of Section 1951.4(b)(2) of the California Civil Code, as amended from time to time, under the federal Bankruptcy Code, or for any other purpose.

10.2 Notice to Landlord. If Tenant desires at any time to effect a Transfer, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord: (a) the name of the proposed Transferee; (b) the nature of the proposed Transferee’s business to be carried on in the Premises; (c) the terms and provisions of the proposed Transfer; (d) such reasonable financial information, including financial statements, and information regarding the Transferee’s experience as Landlord may request concerning the proposed Transferee; and (e) such other information as Landlord may reasonably request to evaluate the Transfer and Transferee.

10.3 Landlord’s Option. At any time within fifteen (15) days after Landlord’s receipt of all of the information described in Paragraph 10.2 - Notice to Landlord above, Landlord may by written notice to Tenant elect to either: (a) consent to the Transfer; (b) deny its consent on reasonable grounds; or (c) terminate this Lease as to the portion (including all) of the Premises so proposed to be Transferred, with a proportionate abatement in the Base Rent and Direct Expenses payable hereunder and lease the Premises or the portion thereof as shall be specified in Tenant’s notice to Tenant’s proposed Transferee or to a third party. If for any proposed Transfer, Tenant receives rent or any other consideration, either initially or over the term of the Transfer in excess of the Rent called for hereunder, or, in case of the sublease of a portion of the Premises, in excess of such Rent fairly allocable to such portion, Tenant shall pay to Landlord as Additional Rent hereunder one-half (1/2) of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt. If Landlord consents to the Transfer within such fifteen (15) day period, Tenant may thereafter within ninety (90) days after the expiration of such fifteen (15) day period enter into a valid Transfer, upon the terms and conditions described in the information required to be furnished by Tenant to Landlord pursuant to Paragraph 10.2 - Notice to Landlord.

10.4 Collection of Rent. Tenant irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all Rent and other consideration payable by a Transferee and not otherwise payable to Landlord by reason of any Transfer. Landlord, as assignee of Tenant, or a receiver for Tenant appointed on Landlord’s application, may collect such Rent and other consideration and apply it toward Tenant’s obligations under this Lease; provided, however, that until the occurrence of any default by Tenant, Tenant shall have the right to collect such Rent and other consideration.

10.5 Tenant Not Released. No Transfer, even with the consent of Landlord, shall relieve Tenant of its obligation to pay Rent and perform all of the other obligations to be performed by Tenant hereunder, whether occurring before or after such consent, assignment, subletting or other Transfer. Each Transferee shall be jointly and severally liable with Tenant (and Tenant shall be jointly and severally liable with each Transferee) for the payment of Rent (or, in the case of a sublease, rent in the amount set forth in the sublease) and for the performance of all other terms and provisions of this Lease. The acceptance of Rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Transfer.

11. EMINENT DOMAIN.

11.1 Automatic Termination. If the entire Premises or the Building, or so much of either as to make the Premises not reasonably adequate for the conduct of Tenant’s business in Landlord’s reasonable judgment notwithstanding restoration by Landlord as hereinafter provided, shall be taken under the power of eminent domain, this Lease shall automatically terminate as of the date on which the condemning authority takes possession.

11.2 Rent Abatement. Upon any taking of the Premises under the power of eminent domain which does not result in a termination of this Lease, the Base Rent payable hereunder shall be equitably reduced, effective as of the date on which the condemning authority takes possession, in the same proportion which the rentable area of the portion of the Premises taken bears to the rentable area of the entire Premises prior to the taking. Landlord shall promptly restore the portion of the Premises not taken to as near its former condition as is reasonably possible, and this Lease shall continue in full force and effect, provided however, that Landlord’s obligation to restore the Premises shall be limited to the

11

amount of any Award (as defined below) received by Landlord for such restoration and not required to be paid to any Mortgagee.

11.3 Condemnation Award. Any award for any taking of all or any part of the Premises or the Building under the power of eminent domain (“Award”) shall be the property of Landlord, whether such Award shall be made as compensation for diminution in value of the leasehold or for taking of the fee. Nothing contained herein, however, shall be deemed to preclude Tenant from obtaining, or to give Landlord any interest in, any award to Tenant for loss of or damage to Tenant’s Trade Fixtures and removal of personal property and Tenant’s loss of goodwill and moving expenses.

11.4 Sale Under Threat of Condemnation. A sale by Landlord to any authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain for all purposes under this Article. Each party waives the provisions of California Code of Civil Procedure Section 1265.130 allowing either party to petition the Superior Court to terminate this Lease in the event of a taking.

12. UTILITIES AND SERVICES. Landlord agrees to furnish or cause to be furnished to the Premises during generally recognized business days and during hours determined by Landlord in its sole discretion, (i) normal water, gas, electricity, sewage and HVAC as required in the reasonable judgment of Landlord for the comfortable use and occupation of the Premises, subject to any regulations imposed by any governmental authority or utility provider; and (ii) janitorial and cleaning services to Common Areas deemed proper by Landlord. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility or service being furnished to the Premises, and no such failure or interruption shall entitle Tenant to terminate this Lease or shall otherwise affect Tenant’s obligations under this Lease. Landlord shall be entitled to cooperate voluntarily and Tenant agrees to cooperate, with the efforts of governmental authorities or utility suppliers in reducing energy or other resource consumption. Tenant shall be responsible for janitorial and cleaning services within the Premises.

If Tenant uses heat generating machines or equipment in the Premises which affect the temperature otherwise maintained by the HVAC system, Landlord reserves the right to install supplementary air-conditioning units in the Premises and the cost thereof, including the cost of installation, operation and maintenance and the cost of cooling energy to the Premises in excess of that required for normal office use, shall be paid by Tenant to Landlord upon demand by Landlord.

Tenant shall not, without the written consent of Landlord, use any apparatus or device in the Premises, including without limitation, electronic data processing machines, or machines using in excess of 120 volts, which consumes more electricity than is usually furnished or supplied for the use of Premises as general office space, as determined by Landlord. Tenant shall not connect any apparatus with electric current except through existing electrical outlets in the Premises. Tenant shall not consume water, gas or electric current in excess of that usually furnished or supplied for the use of Premises as general office space (as determined by Landlord), without first procuring the written consent of Landlord, which Landlord may refuse, and in the event of consent, Landlord shall have the right to install a water, gas or electrical current meter in the Premises to measure the amount of water, gas or electric current consumed. The cost of any such meter and of its installation, maintenance and repair shall be paid for by the Tenant and Tenant agrees to pay to Landlord promptly upon demand for all such water, gas and electric current consumed as shown by said meters, at the rates charged for such services by the local public utility plus any additional expense incurred in keeping account of such consumption. If a separate meter is not installed, the excess cost for such water, gas and electric current shall be established by an estimate made by a utility company or electrical engineer hired by Landlord at Tenant’s expense.

Normal hours of operations for the Building are shown in the attached Rules and Regulations. Landlord reserves the right to reasonably charge Tenant for the operation of lights and HVAC outside of such normal hours.

12

13. DEFAULTS, REMEDIES.

13.1 Defaults. The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

13.1.1 The failure by Tenant to make any payment of Base Rent or other Rent as and when due.

13.1.2 The failure by Tenant to timely observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Paragraph 13.1.1 above.

13.1.3 (a) The making by Tenant of any general assignment for the benefit of creditors; (b) the appointment of a trustee or receiver to take possession of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (c) the attachment, execution or other judicial seizure of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where seizure is not discharged within thirty (30) days.

13.2 Remedies. Upon a default, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

13.2.1 Landlord may continue this Lease in full force and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate this Lease, and Landlord shall have the right to collect Rent when due. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or appointment of a receiver on Landlord’s initiative to protect Landlord’s interest under this Lease shall not constitute a termination of Tenant’s right to possession.

13.2.2 Landlord may terminate this Lease and Tenant’s right to possession of the Premises at any time if (i) such default is in the payment of Rent and it is not cured within three (3) days after written notice from Landlord, or, (ii) with respect to the defaults referred to in Paragraphs 13.1.1, or 13.1.2 such default is not cured within ten (10) days after written notice from Landlord; provided, however, that if the nature of Tenant’s default is such that more than ten (10) days are reasonably required for its cure, if Tenant does not commence to cure the default within the ten (10) day period or does not diligently and in good faith prosecute the cure to completion within a reasonable time thereafter, but in all events within ninety (90) days of such notice or (iii) with respect to the default specified in Paragraph 13.1.3, such default is not cured within the respective time specified in that Paragraph. The parties agree that any notice given by Landlord to Tenant pursuant to this Paragraph shall be sufficient notice for purposes of California Code of Civil Procedure Section 1161 and Landlord shall not be required to give any additional notice in order to be entitled to commence an unlawful detainer proceeding. On termination, Landlord has the right to remove all Tenant’s personal property, signs and trade fixtures and store same at Tenant’s cost and to recover from Tenant as damages:

13.2.2.1 The worth at the time of award of unpaid Rent and other sums due and payable which had been earned at the time of termination; plus

13.2.2.2 The worth at the time of award of the amount by which the unpaid Rent and other sums due and payable which would have been payable after termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; plus

13.2.2.3 The worth at the time of award of the amount by which the unpaid Rent and other sums due and payable for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant proves could be reasonably avoided; plus

13.2.2.4 Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform Tenant’s obligations under this Lease, or which, in the ordinary course of things, would be likely to result therefrom, including, without limitation, any costs or expenses incurred by Landlord: (a) in retaking possession of the Premises; (b) in maintaining, repairing, preserving, restoring, replacing,

13

cleaning, altering or rehabilitating the Premises or any portion thereof, including such acts for reletting to a new tenant or tenants; (c) for leasing commissions; or (d) for any other costs necessary or appropriate to relet the Premises; plus

13.2.2.5 Such other amounts in addition to or in lieu of the foregoing as may be permitted from time-to-time by the laws of the State of California.

The “worth at the time of award” of the amounts referred to in Paragraphs 13.2.2.1 and 13.2.2.2 is computed by allowing interest at the Stipulated Rate. The “worth at the time of award” of the amount referred to in Paragraph 13.2.2.3 is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

13.2.3 Landlord shall have the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant’s breach and abandonment and recover rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations).

13.2.4 Landlord may cure the default at Tenant’s expense. If Landlord pays any sum or incurs any expense in curing the default, Tenant shall reimburse Landlord upon demand for the amount of such payment or expense with interest at the Stipulated Rate from the date the sum is paid or the expense is incurred until Landlord is reimbursed by Tenant.

13.2.5 Landlord may remove all Tenant’s property from the Premises, and such property may be stored by Landlord in a public warehouse or elsewhere at the sole cost and for the account of Tenant. If Landlord does not elect to store any or all of Tenant’s property left in the Premises, Landlord may consider such property to be abandoned by Tenant, and Landlord may thereupon dispose of such property in any manner deemed appropriate by Landlord. Any proceeds realized by Landlord on the disposal of any such property shall be applied first to offset all expenses of storage and sale, then credited against Tenant’s outstanding obligations to Landlord under this Lease, and any balance remaining after satisfaction of all obligations of Tenant under this Lease shall be delivered to Tenant.

13.2.6 Tenant hereby waives any right of redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 or 1179, or under any other present or future similar law, if Tenant is evicted or Landlord takes possession of the Premises by reason of any default by Tenant hereunder.

13.2.7 No delay or omission of Landlord to exercise any right or remedy shall be construed as a waiver of any such right or remedy or of any default by Tenant hereunder.

13.3 Chronic Delinquency. “Chronic Delinquency” means failure by Tenant to pay or submit when due any Rent due under this Lease three (3) times (consecutive or nonconsecutive) during any twelve (12) month period. In the event of a Chronic Delinquency Landlord shall have the right, without waiving any other rights and remedies Landlord may have, to require that Base Rent and Tenant’s Pro Rata share of Increases in Direct Expenses be paid by Tenant quarterly, in advance.

14. COMMON AREA.

14.1 Right of Use. Tenant, Tenant’s Representatives and Visitors shall be entitled to use those portions of the Common Areas which are open to the public, in common with Landlord and with other persons authorized by Landlord from time-to-time to use such area, subject to such reasonable rules and regulations relating to such use as Landlord may from time-to-time establish.

14.2 Landlord to Operate. Landlord shall operate, manage, equip, light, repair, clean and maintain and replace the Common Areas in such manner as Landlord may in its sole discretion determine to be appropriate. Tenant shall reimburse Landlord for Tenant’s Pro Rata Share of such costs pursuant to Paragraph 4.1.2 - Direct Expenses. Landlord may temporarily close any Common Areas, including parking areas, for repairs or alterations, to prevent a dedication thereof or the accrual of prescriptive rights therein, or for any other reason deemed sufficient by Landlord.

14

14.3 Control in Landlord. Landlord shall at all times during the Term have the sole exclusive control of the automobile parking areas, driveways, entrances and exits and the sidewalks and pedestrian passageways and other Common Areas, and may at any time from time-to-time during the Term restrain any use or occupancy thereof except as authorized by the rules and regulations for the use of such areas established by Landlord from time-to-time. The rights of Tenant in and to the Common Areas shall at all times be subject to the rights of Landlord, other tenants of Landlord and other authorized users designated by Landlord to use the same in common with Tenant, and Tenant shall keep the Common Areas free and clear of any obstructions created or permitted by Tenant or resulting from Tenant’s operation. If, in the opinion of Landlord, unauthorized persons are using any of the Common Areas by reason of the presence of Tenant in the Building, Tenant, upon demand of Landlord, shall restrain such unauthorized use by appropriate proceedings. Nothing herein shall affect the right of Landlord at any time to remove any such unauthorized person from the Common Areas nor to prohibit the use of any said areas by unauthorized persons.

15. SECURITY SERVICES. Landlord may, but shall be under no obligation to, implement security measures for the Property, such as the registration or search of all persons entering or leaving the Building, requiring identification for access to the Building, evacuation of the Building for cause, suspected cause, or for drill purposes, the issuance of magnetic pass cards or keys for Building or elevator access and other actions that Landlord deems necessary or appropriate to prevent any threat of property loss or damage, bodily injury or business interruption. Landlord shall at all times have the right to change, alter or reduce any such security services or measures. Tenant shall cooperate and comply with, and cause Tenant’s Representatives and Visitors to cooperate and comply with, such security measures. Landlord, its agents and employees shall have no liability to Tenant or its Representatives or Visitors for the implementation or exercise of, or the failure to implement or exercise, any such security measures or for any resulting disturbance of Tenant’s use or enjoyment of the Premises.

If those tenants on the first and second floors of the Building request Landlord (by majority vote based upon the total Rental Area of the first and second floors) to contract for third-party security guard services for the Building and Landlord approves, Landlord shall make reasonable efforts to contract for the services, and the costs of the services will be charged as Rent to each tenant of the first and second floors in proportion to the Rental Area occupied by tenants on said floors from time to time. In accommodating said tenants’ request for security services, Landlord may, but shall not be required to, appoint a committee of such tenants to assist Landlord in the selection and administration of any such services. In no event shall Landlord have any responsibility or liability for the selection of such security services provider, or for any acts, errors or omissions of any such security service provider, and Tenants agree to look solely to the provider of such services for any claims arising thereunder.

16. SIGNS. Tenant shall not, without Landlord’s prior written consent (which consent may be withheld in Landlord’s sole discretion), install or affix to any portion of the Building any exterior or interior window, door or other signs, lettering, placards or the like (collectively “Signs”). If Landlord consents to the erection of any Signs, such Signs shall comply with any sign criteria imposed by Landlord and all Laws. Tenant may use as its advertised business address the name of the Building as it appears in the Basic Lease Information. Tenant shall not use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises, and Tenant shall not acquire any property right in or to any name which contains such name or a part thereof. Any permitted use by Tenant of the name of the Building during the Term shall not permit Tenant to use, and Tenant shall not use, such words either after the expiration or termination of the Lease or at any other location. Landlord reserves the right to change the name of the Building at any time.

17. ENCUMBRANCES.

17.1 Subordination. This Lease is expressly made subject and subordinate to any mortgage, deed of trust, ground lease, underlying lease or like encumbrance affecting any part of the Building or any interest of Landlord therein which is now existing or hereafter executed or recorded (“Encumbrance”); provided, however, that such subordination shall only be effective, as to future Encumbrances, if the holder of the Encumbrance agrees that this Lease shall survive the termination of the Encumbrance by lapse of time, foreclosure or otherwise so long as Tenant is not in default under this Lease. Provided the conditions of the preceding sentence are satisfied, Tenant shall execute and deliver to Landlord, within ten (10) days after written request therefor by Landlord and in a form reasonably requested by Landlord, any additional documents evidencing the subordination of this Lease with respect to any such Encumbrance and the nondisturbance agreement of the holder of any such Encumbrance. If the interest of Landlord in the Building is

15

transferred pursuant to or in lieu of proceedings for enforcement of any Encumbrance, Tenant shall immediately and automatically attorn to the new owner, and this Lease shall continue in full force and effect as a direct lease between the transferee and Tenant on the terms and conditions set forth in this Lease.

17.2 Mortgagee Protection. Tenant agrees to give any holder of any Encumbrance covering any part of the Building (“Mortgagee”), by registered mail, a copy of any notice of default served upon Landlord by Tenant, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of such Mortgagee. If Landlord shall have failed to cure such default within thirty (30) days from the effective date of such notice of default, then the Mortgagee shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default (including the time necessary to foreclose or otherwise terminate its Encumbrance, if necessary to effect such cure), and this Lease shall not be terminated so long as such remedies are being diligently pursued.

18. ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS.

18.1 Estoppel Certificates. Within ten (10) days after written request therefor, Tenant shall execute and deliver to Landlord, in a form provided by or satisfactory to Landlord, a certificate stating that this Lease is in full force and effect, describing any amendments or modifications hereto, acknowledging that this Lease is subordinate or prior, as the case may be, to any Encumbrance and stating any other information Landlord may reasonably request, including the Term, the monthly Base Rent, the date to which Rent has been paid, the amount of any Security Deposit or prepaid Rent, whether either party hereto is in default under the terms of the Lease, and whether Landlord has completed its construction obligations hereunder (if any). Tenant irrevocably constitutes, appoints and authorizes Landlord as Tenant’s special attorney-in-fact for such purpose to complete, execute and deliver such certificate if Tenant fails timely to execute and deliver such certificate as provided above. Any person or entity purchasing, acquiring an interest in or extending financing with respect to the Building shall be entitled to rely upon any such certificate. If Tenant fails to deliver such certificate within ten (10) days after Landlord’s second written request therefor, Tenant shall be liable to Landlord for any damages incurred by Landlord including any profits or other benefits from any financing of the Building or any interest therein which are lost or made unavailable as a result, directly or indirectly, of Tenant’s failure or refusal to timely execute or deliver such estoppel certificate.

18.2 Financial Statements. Upon request by Landlord, not more than once a year, Tenant shall deliver to Landlord a copy of the financial statements (including at least a year end balance sheet and a statement of profit and loss) of Tenant (and of each guarantor of Tenant’s obligations under this Lease) for each of the three most recently completed years, prepared in accordance with generally accepted accounting principles (and, if such is Tenant’s normal practice, audited by an independent certified public accountant), all then available subsequent interim statements, and such other financial information as may reasonably be requested by Landlord or required by any Mortgagee.

19. RIGHT OF ENTRY. Landlord and its agents shall have free access to the Premises during all reasonable hours for the purpose of examining the same to ascertain if they are in good repair, making repairs or installations which Landlord may be required or permitted to make hereunder, performing Landlord’s obligations under this Lease, protecting the Premises, posting notices of nonresponsibility, and exhibiting the same to prospective purchasers, lenders or tenants.

20. ATTORNEYS’ FEES. In the event of any dispute between Landlord and Tenant in any way related to this Lease, the non-prevailing party shall pay to the prevailing party all reasonable attorneys’ fees and costs and expenses of any type incurred by the prevailing party in connection with any action or proceeding (including any appeal and the enforcement of any judgment or award), whether or not the dispute is litigated or prosecuted to final judgment. The “prevailing party” shall be determined based upon an assessment of which party’s major arguments or positions taken in the action or proceeding could fairly be said to have prevailed (whether by compromise, settlement, abandonment by the other party of its claim or defense, final decision, after any appeals, or otherwise) over the other party’s major arguments or positions on major disputed issues.

21. SECURITY DEPOSIT. Upon execution of this Lease, Tenant will deposit with Landlord the security deposit described in the Basic Lease Information (“Security Deposit”) as security for the full and faithful performance of every

16

provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease including, but not limited to, the provisions relating to the payment of Rent, Landlord may use, apply or retain all or any part of this Security Deposit for the payment of any Rent in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant’s default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant’s default. If any portion of such deposit is so used or applied, Tenant shall within five (5) days after written demand therefor deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant’s failure to do so shall be a material breach of this Lease. Landlord is not a trustee of the Security Deposit, and shall not be required to keep the Security Deposit separate from its general funds. Tenant shall not be entitled to interest on such deposit. If Tenant fully and faithfully performs every provision of this Lease to be performed by it, the remaining balance of the Security Deposit shall be returned to Tenant or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder, within the time required by law.

22. INTEREST. In addition to the late charges referred to in Paragraph 4.4 - Late Charges, which are intended to defray Landlord’s costs resulting from late payments, any payment from Tenant to Landlord not paid when due (including Base Rent and Tenant’s Pro Rata share of Increases in Base Rent) shall at Landlord’s option bear interest from the date due until paid to Landlord by Tenant at the discount rate of the Federal Reserve Bank of San Francisco at the time of the date due plus ten percent (10%) or the maximum lawful rate that Landlord may charge to Tenant under applicable laws, whichever is less (the “Stipulated Rate”). Acceptance of any interest shall not constitute a waiver of Tenant’s default with respect to the overdue sum or prevent Landlord from exercising any of its other rights and remedies under this Lease.

23. GUARANTY. If so shown on the Basic Lease Information, this Lease shall be guaranteed by the referenced Guarantor pursuant to terms of the Guaranty attached as EXHIBIT D.

24. RELOCATION. If Landlord requires the Premises for use in conjunction with another suite or for other reasons connected with Landlord’s Building planning program, upon notifying Tenant in writing, Landlord shall have the right to relocate Tenant to other space in the Building, at Landlord’s sole cost and expense, and the terms and conditions of the original Lease shall remain in full force and effect, except that a revised EXHIBIT A shall become part of this Lease and shall reflect the location of the new space. However, if the new space does not meet with the Tenant’s approval, Tenant shall have the right to cancel this lease upon giving Landlord sixty (60) days notice within ten (10) days of receipt of Landlord’s notification. If Tenant does not approve of the new space in writing within ten (10) days after receipt of Landlord’s notification, Landlord shall have the right to withdraw its relocation notice, in which event this Lease shall continue and Tenant shall not be relocated or accept Tenant’s termination notice, in which event this Lease shall terminate effective as of the date the relocation was to be effective.

25. MISCELLANEOUS.

25.1 Time of Essence. Time is of the essence with respect to the performance of every provision of this Lease (except delivery of possession of the Premises to Tenant).

25.2 Captions. The article and paragraph captions contained in this Lease are for convenience only and shall not be considered in the construction or interpretation of any provision hereof.

25.3 Entire Agreement and Amendments. This Lease, including the Exhibits and any Addenda attached hereto, and the documents referred to herein, if any, constitute the entire agreement between Landlord and Tenant with respect to the leasing of space by Tenant in the Building, and supersede all prior or contemporaneous agreements, understandings, proposals and other representations by or between Landlord and Tenant, whether written or oral. Neither Landlord nor Landlord’s agents have made any representations or warranties with respect to the Premises, the Building, the Building or this Lease except as expressly set forth herein, and no rights, easements or licenses shall be acquired by Tenant by implication or otherwise unless expressly set forth herein. The submission of this Lease for examination does not constitute an option for the Premises and this Lease shall become effective as a binding agreement only upon execution and delivery thereof by Landlord to Tenant. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

17

25.4 Notice. All notices and any other communications permitted or required under this Lease must be in writing and will be effective (i) immediately upon delivery in person or by facsimile, provided delivery is made during regular business hours or receipt is acknowledged by a person reasonably believed by the delivering party to be employed by the recipient; (ii) 24 hours after deposit with a commercial courier or delivery service for overnight delivery, provided delivery is made during regular business hours or receipt is acknowledged by a person reasonably believed by the delivering party to be employed by the recipient; or (iii) three days after deposit with the United States Postal Service, certified mail, return receipt requested, postage prepaid. All notices must be properly addressed and delivered to the parties at the addresses for notices set forth in the Basic Lease Information. Either party may change its address for notices hereunder by a notice to the other party complying with this Paragraph.

25.5 Holdover. This Lease shall terminate without further notice at the expiration of the Term. Any holding over after the expiration or termination of the Lease without the consent of Landlord shall be construed to be a tenancy from month to month, at two hundred percent (200%) of the Base Rent for the month immediately preceding the expiration or termination of the Lease in addition to all other Rent payable hereunder, and shall otherwise be on the terms and conditions herein specified insofar as applicable. If Tenant remains in possession of the Premises after the expiration or termination of the Lease without Landlord’s consent, Tenant shall indemnify, defend and hold Landlord and Landlord’s employees, agents and partners harmless from and against any claim, loss, damage, expense or liability resulting from Tenant’s failure to surrender the Premises, including without limitation, any claims made by any succeeding tenant based upon delay in the availability of the Premises.

25.6 Brokers. Except for the brokers listed in the Basic Lease Information (“Brokers”), Tenant warrants and represents that it has had no dealings with any real estate broker or agent acting on Tenant’s behalf in connection with this Lease. Tenant agrees to defend, indemnify and hold Landlord and Landlord’s employees, agents and partners harmless from and against any and all liabilities or expenses, including attorneys’ fees and costs, arising out of or in connection with any broker, other than Brokers, or individual claiming to be acting on Tenant’s behalf.

25.7 Acceptance. Delivery of this Lease, duly executed by Tenant, constitutes an offer to lease the Premises, and under no circumstances shall such delivery be deemed to create an option or reservation to lease the Premises for the benefit of Tenant. This lease shall only become effective and binding upon full execution hereof by Landlord and delivery of a signed copy to Tenant.

25.8 Waiver. The waiver by Landlord of any breach of any term, condition or covenant of this Lease shall not be deemed to be a waiver of such provision or any subsequent breach of the same or any other term, condition or covenant of this Lease. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach at the time of acceptance of such payment. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord.

25.9 Separability. If one or more of the provisions contained herein, except for the payment of Rent, is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein.

25.10 Joint and Several Liability. If Tenant consists of more than one person or entity, the obligations of each Tenant under this Lease shall be joint and several.

25.11 Recording. Tenant shall not record this Lease or any memorandum thereof.

25.12 Force Majeure. If Landlord is delayed, interrupted or prevented from performing any of its obligations under this Lease, and such delay, interruption or prevention is due to fire, act of God, governmental act or failure to act, labor dispute, unavailability of materials or any cause outside the reasonable control of Landlord, then the time for performance of the affected obligations of Landlord shall be extended for a period equivalent to the period of such delay, interruption or prevention.

18

25.13 Landlord’s Liability. The term “Landlord,” as used in this Lease, shall mean only the owner or owners of the Building at the time in question. In the event of any conveyance of title to the Building, then from and after the date of such conveyance, the transferor Landlord shall be relieved of all liability with respect to Landlord’s obligations to be performed under this Lease after the date of such conveyance. Notwithstanding any other term or provision of this Lease, the liability of Landlord for its obligations under this Lease is limited solely to Landlord’s interest in the Building as the same may from time to time be encumbered, and no personal liability shall at any time be asserted or enforceable against any other assets of Landlord or against Landlord’s partners or members or its or their respective partners, shareholders, members, directors, officers or managers on account of any of Landlord’s obligations or actions under this Lease.

25.14 Exhibits. The Basic Lease Information, and all exhibits, amendments, riders and addenda attached hereto are hereby incorporated herein and made a part hereof.

25.15 Tenant Improvements. The construction of any initial improvements to the interior of the Premises shall be subject to the terms of Exhibit F.

25.16 Conditions. All agreements of Tenant contained in this Lease, whether expressed as conditions or covenants, shall be construed to be both conditions and covenants, conferring upon Landlord, in the event of a breach thereof, the right to terminate this Lease.

25.17 No Partnership or Joint Venture. Nothing in this Lease shall be construed as creating a partnership or joint venture between Landlord, Tenant, or any other party, or cause Landlord to be responsible for the debts or obligations of Tenant or any other party.

25.18 Construction. This Lease shall not be construed either for or against Tenant or Landlord, but shall be construed in accordance with the general tenor of the language. This Lease shall be construed in accordance with the laws of the State of California.

25.19 Binding Effect. Subject to the provisions of Article 17 - Encumbrances and Article 10 - Assignment and Subletting, all of the provisions hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

19

25.20 Authority. If Tenant is a corporation, partnership, limited liability company or other form of business entity, each of the persons executing this Lease on behalf of Tenant warrants and represents that Tenant is a duly organized and validly existing entity, that Tenant has full right and authority to enter into this Lease and that the persons signing on behalf of Tenant are authorized to do so and have the power to bind Tenant to this Lease. Tenant shall provide Landlord upon request with evidence reasonably satisfactory to Landlord confirming the foregoing representations.

IN WITNESS WHEREOF, Landlord and Tenant have entered into this Lease as of the date first above written.

TENANT:

By:	/s/ JANET L. DALY
Its:	Vice President, Finance & Administration

By:
Its:

LANDLORD:

By:	/s/ JANET L. DALY
Its:	Vice President, Finance & Administration

20

EXHIBIT A

ATTACHED TO AND FORMING A PART OF LEASE

DATED AS OF NOVEMBER 1, 1999

BETWEEN DOLBY PROPERTIES, LLC AS LANDLORD

AND

DOLBY LABORATORIES, INC, AS TENANT

PREMISES – AS INDICATED ON THE ATTACHED FLOORPLAN

EXHIBIT A - Page 1

[DIAGRAM OF FLOORPLAN – FIRST FLOOR]

[DIAGRAM OF FLOORPLAN – SECOND FLOOR]

EXHIBIT B

ATTACHED TO AND FORMING A PART OF LEASE

DATED AS OF NOVEMBER 1, 1999

BETWEEN DOLBY PROPERTIES, LLC AS LANDLORD

AND

DOLBY LABORATORIES, INC, AS TENANT

ADDITIONAL PROVISIONS - NONE

EXHIBIT B - Page 1

EXHIBIT C

ATTACHED TO AND FORMING A PART OF LEASE

DATED AS OF NOVEMBER 1, 1999

BETWEEN DOLBY PROPERTIES, LLC AS LANDLORD

AND

DOLBY LABORATORIES, INC AS TENANT

RULES AND REGULATIONS

(a)	Tenant and Tenant’s employees shall not in any way obstruct the sidewalks, entry passages, pedestrian passageways, driveways, entrances and exits to the Building, and they shall use the same only as passageways to and from their respective work areas.

(b)	Any sash doors, sashes, windows, glass doors, lights and skylights that reflect or admit light into the Common Areas of Building shall not be covered or obstructed by Tenant. Water closets, urinals and wash basins shall not be used for any purpose other than those for which they were constructed, and no rubbish, newspapers, food or other substance of any kind shall be thrown into them. Tenant shall not mark, drive nails, screw or drill into, paint or in any way deface the exterior walls, roof, foundations, bearing walls or pillars without the prior written consent of Landlord, which consent may be withheld in Landlord’s sole discretion. The expense of repairing any breakage, stoppage or damage resulting from a violation of this rule shall be borne by Tenant.

(c)	No awning or shade shall be affixed or installed over or in the windows or the exterior of the Premises except with the consent of Landlord, which may be withheld in Landlord’s discretion.

(d)	No boring or cutting for wires shall be allowed, except with the consent of Landlord, which consent may be withheld in Landlord’s sole discretion.

(e)	Tenant shall not do anything in the Premises, or bring or keep anything therein, which will in any way increase or tend to increase the risk of fire or the rate of fire insurance or which shall conflict with the regulations of the fire department or the law or with any insurance policy on the Premises or any part thereof, or with any rules or regulations established by any administrative body or official having jurisdiction, and it shall not use any machinery therein, even though its installation may have been permitted, which may cause any unreasonable noise, jar, or tremor to the floors or walls, or which by its weight might injure the floors of the Premises.

(f)	Landlord may limit weight, size and position of all safes, fixtures and other equipment used in the Premises. If Tenant shall require extra heavy equipment, Tenant shall notify Landlord of such fact and shall pay the cost of structural bracing to accommodate it. All damage done to the Premises or Building by installing, removing, or maintaining extra heavy equipment shall be repaired at the expense of Tenant.

(g)	Tenant and Tenant’s Representatives and Visitors shall not make nor permit any loud, unusual or improper noises nor interfere in any way with other tenants or those having business with them, nor bring into or keep within the Building any animal, or any bicycle or other vehicle, except such vehicle as Landlord may from time to time permit. Tenant and Tenant’s Representatives and Visitors shall not throw refuse or other substances or litter of any kind in or about the Building, except in receptacles placed therein for such purposes by Landlord or government authorities.

(h)	No machinery of any kind will be allowed in the Premises without the written consent of Landlord. This shall not apply, however, to customary office equipment or trade fixtures.

(i)	All freight must be moved into, within and out of the Premises only during such hours and according to such regulations as may be posted from time to time by Landlord.

EXHIBIT C - Page 1

(j)	No aerial shall be erected on the roof or exterior walls of the Premises, or on the grounds, without in each instance, the written consent of Landlord. Any aerial so installed without such written consent shall be subject to removal without notice at any time. Landlord may withhold consent in its sole discretion.

(k)	All garbage, including wet garbage, refuse or trash shall be placed by the Tenant in the receptacles provided by the Landlord for that purpose and only during those times prescribed by the Landlord.

(l)	Tenant shall not burn any trash or garbage at any time in or about the Premises or any area of the Building.

(m)	Tenant shall observe all security regulations issued by the Landlord and comply with instructions and/or directions of the duly authorized security personnel for the protection of the Building and all tenants therein.

(n)	Any requirements of Tenant will be considered only upon written application to Landlord at Landlord’s address set forth in the Lease.

(o)	No waiver of any rule or regulation by Landlord shall be effective unless expressed in writing and signed by Landlord or its authorized agent.

(p)	Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of the Law or the rules and regulations of the Building.

(q)	Landlord reserves the right at any time to change or rescind any one or more of these rules or regulations or to make such other and further reasonable rules and regulations as, in Landlord’s judgment, may from time to time be necessary for the operation, management, safety, care and cleanliness of the Building and the Premises, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants of the Building. Landlord shall not be responsible to Tenant or to any other person for the non-observance or violation of the rules and regulations by any other tenant or other person. Tenant shall be deemed to have read these rules and to have agreed to abide by them as a condition to its occupancy of the Premises.

(r)	Tenant shall abide by any additional rules or regulations which are ordered or requested by any governmental or military authority.

(s)	In the event of any conflict between these rules and regulations or any further or modified rules and regulations from time to time issued by Landlord and the Lease provisions, the Lease provisions shall govern and control.

(t)	Landlord specifically reserves to itself or to any person or firm it selects, (i) the right to place in and upon the Building, coin-operated machines for the sale of cigarettes, candy and other merchandise or service, and (ii) the revenue resulting therefrom. Neither party shall place or permit vending machines in the Premises.

(u)	Normal business hours for the Building shall be from 8 a.m. to 6 p.m., Monday through Friday, excluding holidays.

EXHIBIT C - Page 2

EXHIBIT D

ATTACHED TO AND FORMING A PART OF LEASE

DATED AS OF NOVEMBER 1, 1999

BETWEEN DOLBY PROPERTIES, LLC AS LANDLORD

AND

DOLBY LABORATORIES, INC, AS TENANT

LEASE GUARANTY

GUARANTOR: NONE

EXHIBIT D - Page 1

EXHIBIT E

ATTACHED TO AND FORMING A PART OF LEASE

DATED AS OF NOVEMBER 1, 1999

BETWEEN DOLBY PROPERTIES, LLC AS LANDLORD

AND

DOLBY LABORATORIES, INC, AS TENANT

CONSTRUCTION RIDER - NONE

EXHIBIT E - Page 1

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (“Amendment”) is made as of December 21, 1999 by and between Dolby Properties, LLC a California limited liability company (“Landlord”), and Dolby Laboratories, Inc. (“Tenant”).

Recitals

A. Pursuant to that certain Lease by and between Tenant and Landlord’s dated November 1,1999 (the “Original Lease”), Tenant currently leases approximately 17,118 rentable square feet of space on the First and Second floors (the “Premises”) of the building known as 999 Brannan Street, San Francisco, California (the “Building”). Capitalized terms not defined in this Amendment shall have the meanings given them in the Lease.

B. Landlord and Tenant desire to further amend the Lease to provide for the reduction of rentable square footage of the Lease and a decrease in Base Rent, all upon and subject to the terms and conditions set forth in this Amendment.

NOW THEREFORE, in consideration of the foregoing recitals and the mutual agreements of the parties herein, Landlord and Tenant hereby agree as follows:

1. Rentable Area Reduction. Landlord and Tenant acknowledge and agree that the current rentable area of the Premises is approximately 17,118 square feet and hereby agree to remove 1,000 square feet from that Lease represented by the area commonly known as Suite 122. The new Rentable Area will be 16,118 square feet.

2. Base Rent. Effective as of January 1, 2000, Base Rent for the Lease shall be reduced from $37,089.00 per month to $34,922.33 per month and payable as described in the Lease.

3. Lease. Landlord and Tenant acknowledge that a true and correct copy of the Original Lease is attached hereto as Exhibit A.

4. Ratification of Lease. The Lease, as modified by this Amendment, remains in full force and effect, and Landlord and Tenant hereby ratify the same. This Amendment shall be binding upon and inure to the benefit to the parties and their respective successors and assigns.

5. Authority. Each of the persons executing this Third Amendment on behalf of Tenant warrants and represents that Tenant is a duly organized and validly existing entity, that Tenant has full right and authority to enter into this Third Amendment and that the persons signing on behalf of Tenant are authorized to do so and have the power to bind Tenant to this Third Amendment. Tenant shall provide Landlord upon request with evidence reasonably satisfactory to Landlord confirming the foregoing representations.

6. Attorneys’ Fees. In the event of any litigation or arbitration regarding any rights and obligations under the Lease or this Third Amendment, the prevailing party shall be entitled to recover reasonable attorneys’ fees and court costs in addition to any other relief which may be granted. The “prevailing party” shall mean the party receiving substantially the relief desired, whether by settlement, dismissal, summary judgment, judgment, or otherwise.

7. Integration. The Lease and this Third Amendment constitute the entire understanding between the parties with respect to the Premises and supersede all other prior and contemporaneous agreements, understandings or representations, whether oral or written, express or implied. No waiver, modification or amendment of this Amendment will be effective unless it is in writing and executed by both parties.

8. Counterparts. This Third Amendment may be executed in any number of original counterparts, all of which evidence only one agreement, binding on all parties, even though all parties are not signatory to the same counterpart.

IN WITNESS WHEREOF, Landlord and Tenant have entered into and executed this Amendment as of the date set forth above.

Dolby Laboratories, Inc.	DOLBY PROPERTIES, LLC a California limited liability company

/S/ JANET L. DALY	By:	/S/ JANET L. DALY
Janet Daly, Vice President Finance And Administration		Janet Daly, Vice President Finance & Administration

EXHIBIT A

ORIGINAL LEASE

EXHIBIT A-1

Dolby First Floor Lease Summary

		Rate / Sq.Ft / Year	$ 26.00

Suite No.	Size (Sq.Ft.)	Rent Per Mo.
104	593	$1,284.83
107	500	$1,083.33
108	338	$732.33
109	1,017	$2,203.50
112	263	$569.83
114	293	$634.83
115	293	$634.83
116	989	$2,142.83
117	689	$1,492.83
120	1,193	$2,584.83
121	1,000	$2,166.67
122	1,000	$2,166.67
127	585	$1,267.50
129	612	$1,326.00
130	614	$1,330.33
131	622	$1,347.67
132	954	$2,067.00	July 1, 1998 to Nov. 30, 1999 equals 17 months:

Total :	11,555	$25,035.83		$425,609.17

Dolby Second Floor Lease Summary

		Rate / Sq.Ft / Year	$ 26.00

Suite No.	Size (Sq.Ft.)	Rent Per Mo.
208	1,190	$2,578.33
209	584	$1,265.33
210	455	$985.83
213	565	$1,224.17
214	965	$2,090.83
215	960	$2,080.00
216	844	$1,828.67	July 1, 1998 to Nov. 30, 1999 equals 17 months:

Total :	5,563	$12,053.17		$204,903.83

	17,118	$37,089.00	Total:	$630,513.00

			paid	$635,227.44
			difference	$4,714.44

[DIAGRAM OF FLOORPLAN - SECOND FLOOR]

[DIAGRAM OF FLOORPLAN - FIRST FLOOR]

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (“Amendment”) is made as of August 1, 2000 by and between Dolby Properties, LLC a California limited liability company (“Landlord”), and Dolby Laboratories, Inc. (“Tenant”).

Recitals

A. Pursuant to that certain Lease by and between Tenant and Landlord’s dated November 1, 1999 (the “Original Lease”), Tenant currently leases approximately 16,118 rentable square feet of space on the First and Second floors (the “Premises”) of the building known as 999 Brannan Street, San Francisco, California (the “Building”). Capitalized terms not defined in this Amendment shall have the meanings given them in the Lease.

B. Landlord and Tenant desire to further amend the Lease to provide for the reduction of rentable square footage of the Lease and a decrease in Base Rent, all upon and subject to the terms and conditions set forth in this Amendment.

NOW THEREFORE, in consideration of the foregoing recitals and the mutual agreements of the parties herein, Landlord and Tenant hereby agree as follows:

1. Rentable Area. Landlord and Tenant acknowledge and agree that the current rentable area of the Premises is approximately 16,118 square feet and hereby agree to the following changes. To remove 7,597 square feet from that Lease represented by the area commonly known as Suites 104, 109, 114, 115, 116, 117, 120, 121, 213 and 214. And to add 3,410 square feet to that Lease represented by the area commonly know as Suites 106, 122, 126 and 220. The new Rentable Area will be 11,931 square feet.

2. Base Rent. Effective as of August 1, 2000, Base Rent for the Lease shall be reduced from $34,922.33 per month to $25,850.50 per month and payable as described in the Lease.

3. Lease. Landlord and Tenant acknowledge that a true and correct copy of the Original Lease is attached hereto as Exhibit A.

4. Ratification of Lease. The Lease, as modified by this Amendment, remains in fill force and effect, and Landlord and Tenant hereby ratify the same. This Amendment shall be binding upon and inure to the benefit to the parties and their respective successors and assigns.

5. Authority. Each of the persons executing this Third Amendment on behalf of Tenant warrants and represents that Tenant is a duly organized and validly existing entity, that Tenant has full right and authority to enter into this Third Amendment and that the persons signing on behalf of Tenant are authorized to do so and have the power to bind Tenant to this Third Amendment. Tenant shall provide Landlord upon request with evidence reasonably satisfactory to Landlord confirming the foregoing representations.

6. Attorneys’ Fees. In the event of any litigation or arbitration regarding any rights and obligations under the Lease or this Third Amendment, the prevailing party shall be entitled to recover reasonable attorneys’ fees and court costs in addition to any other relief which may be granted. The “prevailing party” shall mean the party receiving substantially the relief desired, whether by settlement, dismissal, summary judgment, judgment, or otherwise.

7. Integration. The Lease and this Third Amendment constitute the entire understanding between the parties with respect to the Premises and supersede all other prior and contemporaneous agreements, understandings or representations, whether oral or written, express or implied. No waiver, modification or amendment of this Amendment will be effective unless it is in writing and executed by both parties.

8. Counterparts. This Third Amendment may be executed in any number of original counterparts, all of which evidence only one agreement, binding on all parties, even though all parties are not signatory to the same counterpart.

IN WITNESS WHEREOF, Landlord and Tenant have entered into and executed this Amendment as of the date set forth above.

Dolby Laboratories, Inc.	DOLBY PROPERTIES, LLC a California limited liability company

/s/ JANET L. DALY	By:	/s/ JANET L. DALY
Janet Daly, Vice President Finance And Administration		Janet Daly, Vice President Finance & Administration

EXHIBIT A

ORIGINAL LEASE

EXHIBIT A-1

Rate / Sq. Ft. / Year	$26.00

Dolby First Floor Lease Summary

Suite No.	Size (Sq.Ft.)	Rent Per Mo.	Pro Rata	Mo. Est.
106	810	$1,755.00	0.006032	$12.42
107	500	$1,083.00	0.003724	$7.67
108	338	$732.33	0.002517	$5.18
112	263	$569.83	0.001959	$4.03
122	1,000	$2,166.67	0.007447	$15.33
126	600	$1,300.00	0.004468	$9.20
127	585	$1,267.50	0.004357	$8.97
129	612	$1,326.00	0.004558	$9.38
130	614	$1,330.33	0.004573	$9.41
131	622	$1,347.67	0.004632	$9.54
132	954	$2,067.00	0.007105	$14.63

	6,898	$14,945.67	0.051370	$105.77

Dolby Second Floor Lease Summary

208	1,190	$2,578.33	0.008862	$18.25
209	584	$1,265.33	0.004349	$8.95
210	455	$985.83	0.003388	$6.98
215	960	$2,080.00	0.007149	$14.72
216	844	$1,828.67	0.006285	$12.94
220	1,000	$2,166.67	0.007447	$15.33

	5,033	$10,904.83	0.037481	$77.17

	11,931	$25,850.50	0.088852	$182.94

[DIAGRAM OF FLOORPLAN - SECOND FLOOR]

[DIAGRAM OF FLOORPLAN - FIRST FLOOR]

THIRD AMENDMENT TO LEASE

THIS THIRD AMENDMENT TO LEASE (“Amendment”) is made as of OCTOBER 1, 2000 by and between Dolby Properties, LLC a California limited liability company (“Landlord”), and Dolby Laboratories, Inc. (“Tenant”).

Recitals

A. Pursuant to that certain Lease by and between Tenant and Landlord’s dated November 1,1999 (the “Original Lease”), Tenant currently leases approximately 11,931 rentable square feet of space on the First and Second floors (the “Premises”) of the building known as 999 Brannan Street, San Francisco, California (the “Building”). Capitalized terms not defined in this Amendment shall have the meanings given them in the Lease.

B. Landlord and Tenant desire to further amend the Lease to provide for the reduction of rentable square footage of the Lease and a decrease in Base Rent, all upon and subject to the terms and conditions set forth in this Amendment.

NOW THEREFORE, in consideration of the foregoing recitals and the mutual agreements of the parties herein, Landlord and Tenant hereby agree as follows:

1. Rentable Area. Landlord and Tenant acknowledge and agree that the current rentable area of the Premises is approximately 11,931 square feet and hereby agree to the following changes. To remove 8,323 square feet from that Lease represented by the area commonly known as Suites 106, 107, 108, 112, 122, 126, 127, 129, 131, 132, 209, 210 and 220. To add 805 square feet to the Lease represented by the area commonly known as Suites 211 and 212. THE NEW RENTABLE AREA WILL BE 4,413 SQUARE FEET.

2. Base Rent. Effective as of October 1, 2000, Base Rent for the Lease shall be reduced from $25,850.50 per month to $9,561.50 per month and payable as described in the Lease.

3. Lease. Landlord and Tenant acknowledge that a true and correct copy of the Original Lease is attached hereto as Exhibit A.

4. Ratification of Lease. The Lease, as modified by this Amendment, remains in full force and effect, and Landlord and Tenant hereby ratify the same. This Amendment shall be binding upon and inure to the benefit to the parties and their respective successors and assigns.

5. Authority. Each of the persons executing this Third Amendment on behalf of Tenant warrants and represents that Tenant is a duly organized and validly existing entity, that Tenant has full right and authority to enter into this Third Amendment and that the persons signing on behalf of Tenant are authorized to do so and have the power to bind Tenant to this Third Amendment. Tenant shall provide Landlord upon request with evidence reasonably satisfactory to Landlord confirming the foregoing representations.

6. Attorneys’ Fees. In the event of any litigation or arbitration regarding any rights and obligations under the Lease or this Third Amendment, the prevailing party shall be entitled to recover reasonable attorneys’ fees and court costs in addition to any other relief which may be granted. The “prevailing party” shall mean the party receiving substantially the relief desired, whether by settlement, dismissal, summary judgment, judgment, or otherwise.

7. Integration. The Lease and this Third Amendment constitute the entire understanding between the parties with respect to the Premises and supersede all other prior and contemporaneous agreements, understandings or representations, whether oral or written, express or implied. No waiver, modification or amendment of this Amendment will be effective unless it is in writing and executed by both parties.

8. Counterparts. This Third Amendment may be executed in any number of original counterparts, all of which evidence only one agreement, binding on all parties, even though all parties are not signatory to the same counterpart.

IN WITNESS WHEREOF, Landlord and Tenant have entered into and executed this Amendment as of the date set forth above.

Dolby Laboratories, Inc.	DOLBY PROPERTIES, LLC a California limited liability company

/S/ JANET L. DALY	By:	/S/ JANET L. DALY
Janet Daly, Vice President, CFO		Janet Daly, Vice President Finance & Administration

EXHIBIT A

ORIGINAL LEASE

Rate / Sq. Ft. / Year			$26.00

Dolby First Floor Lease Summary

Suite No.	(Sq.Ft.)		Rent Per Mo.	Pro Rata	Mo. Est.
130	614	Dolby Dinning	$1,330.33	0.004573	$9.41

	614		$1,330.33	0.004573	$9.41

Dolby Second Floor Lease Summary
208	1,190	PRO Storage	$2,578.33	0.008862	$18.25
211	500	PRO Storage	$1,083.33	0.003724	$7.67
212	305	BA Storage	$660.83	0.002271	$4.68
215	960	PRO Storage	$2,080.00	0.007149	$14.72
216	844	BA Storage	$1,828.67	0.006285	$12.94

	3,799		$8,231.17	0.028292	$58.25

	4,413		$9,561.50	0.032864	$67.66

[DIAGRAM OF FLOORPLAN - FIRST FLOOR]

[DIAGRAM OF FLOORPLAN - SECOND FLOOR]

FOURTH AMENDMENT TO LEASE

THIS FOURTH AMENDMENT TO LEASE (“Amendment”) is made as of OCTOBER 1, 2003 by and between Dolby Properties, LLC a California limited liability company (“Landlord”), and Dolby Laboratories, Inc. (“Tenant”).

Recitals

A. Pursuant to that certain Lease by and between Tenant and Landlord’s dated November 1,1999 (the “Original Lease”), Tenant currently leases approximately 4,413 rentable square feet of space on the First and Second floors (the “Premises”) of the building known as 999 Brannan Street, San Francisco, California (the “Building”). Capitalized terms not defined in this Amendment shall have the meanings given them in the Lease.

B. Landlord and Tenant desire to further amend the Lease to provide for the reduction of rentable square footage of the Lease and a decrease in Base Rent, all upon and subject to the terms and conditions set forth in this Amendment.

NOW THEREFORE, in consideration of the foregoing recitals and the mutual agreements of the parties herein, Landlord and Tenant hereby agree as follows:

1. Rentable Area. Landlord and Tenant acknowledge and agree that the current rentable area of the Premises is approximately 4,413 square feet and hereby agree to the following changes. To remove 614 square feet from that Lease represented by the area commonly known as Suites 130. THE NEW RENTABLE AREA WILL BE 3,799 SQUARE FEET.

2. Base Rent. Effective as of October 1, 2003, Base Rent for the Lease shall be reduced from $9,561.50 per month to $8,231.17 per month and payable as described in the Lease.

3. Lease. Landlord and Tenant acknowledge that a true and correct copy of the Original Lease is attached hereto as Exhibit A.

4. Ratification of Lease. The Lease, as modified by this Amendment, remains in full force and effect, and Landlord and Tenant hereby ratify the same. This Amendment shall be binding upon and inure to the benefit to the parties and their respective successors and assigns.

5. Authority. Each of the persons executing this Fourth Amendment on behalf of Tenant warrants and represents that Tenant is a duly organized and validly existing entity, that Tenant has full right and authority to enter into this Fourth Amendment and that the persons signing on behalf of Tenant are authorized to do so and have the power to bind Tenant to this Fourth Amendment. Tenant shall provide Landlord upon request with evidence reasonably satisfactory to Landlord confirming the foregoing representations.

6. Attorneys’ Fees. In the event of any litigation or arbitration regarding any rights and obligations under the Lease or this Fourth Amendment, the prevailing party shall be entitled to recover reasonable attorneys’ fees and court costs in addition to any other relief which may be granted. The “prevailing party” shall mean the party receiving substantially the relief desired, whether by settlement, dismissal, summary judgment, judgment, or otherwise.

7. Integration. The Lease and this Fourth Amendment constitute the entire understanding between the parties with respect to the Premises and supersede all other prior and contemporaneous agreements, understandings or representations, whether oral or written, express or implied. No waiver, modification or amendment of this Amendment will be effective unless it is in writing and executed by both parties.

8. Counterparts. This Fourth Amendment may be executed in any number of original counterparts, all of which evidence only one agreement, binding on all parties, even though all parties are not signatory to the same counterpart.

IN WITNESS WHEREOF, Landlord and Tenant have entered into and executed this Amendment as of the date set forth above.

DOLBY LABORATORIES, INC.	DOLBY PROPERTIES, LLC
a California Limited Liability Company

/s/ MARTIN A. JAFFE	By:	/s/ MARTIN A. JAFFE
Martin Jaffe,		Martin Jaffe,
Vice President, Business Affairs		Vice President, Business Affairs

EXHIBIT A

ORIGINAL LEASE

999 BRANNAN STREET

BASIC LEASE INFORMATION

The Basic Lease Information set forth below is part of the Lease.

Lease Date: (Introduction)	May 5, 2003

Landlord: (Introduction)	Dolby Properties, LLC

Tenant: (Introduction)	Dolby Laboratories Inc.

Premises:	Suite Number: 1001, 1002, 1003

Building:	999 Brannan Street, San Francisco, California

Rentable Area of Premises: (Paragraph 1.1)	Approximately 15,167 square feet.

Rentable Area of Building: (Paragraph 1.2)	Approximately 134,280 square feet.

Tenant’s Pro Rata Share: (Paragraph 1.8)	Eight and 86/100th Percent (8.86%).

Term: (Paragraph 3)	10 Years

Scheduled Commencement Date: (Paragraph 3)	October 1, 2003

Expiration Date: (Paragraph 3)	The last day of the 120th full calendar month in the Term

Base Rent: (Paragraph 4.1.1)	$24.00 per square foot per year ($30,334.00 per month)

Base Year: (Paragraph 1.1)	2004

Use: (Paragraph 6.1)	General business office purposes typically associated with the multi-media industry

Security Deposit: (Paragraph 21)	None

Guarantor: (Paragraph 23)	None

Landlord’s Address for Notices: (Paragraph 25.4)	Dolby Properties, LLC 100 Potrero Avenue San Francisco, CA 94103-4813 Attention: Stephen Kelly

Tenant’s Address for Notices: (Paragraph 25.4)	Dolby Laboratories Inc. 100 Potrero Avenue San Francisco, CA 94103-4813 Attention: Martin Jaffe

Landlord’s Broker: (Paragraph 25.6)	None

Tenant’s Broker: (Paragraph 25.6)	None

Additional Provisions:	None

9.	REPAIRS AND RESTORATION		9

	9.1	Insubstantial Insured Damage	9
	9.2	Substantial or Uninsured Damage	9
	9.3	Damage Near End of Term	10
	9.4	Rent Abatement	10
	9.5	Tenant’s Option to Cancel	10
	9.6	“Substantial” Defined	10

10.	ASSIGNMENT AND SUBLETTING		10

	10.1	Landlord’s Consent Required	10
	10.2	Notice to Landlord	11
	10.3	Landlord’s Option	11
	10.4	Collection of Rent	11
	10.5	Tenant Not Released	11

11.	EMINENT DOMAIN		12

	11.1	Automatic Termination	12
	11.2	Rent Abatement	12
	11.3	Condemnation Award	12
	11.4	Sale Under Threat of Condemnation	12

12.	UTILITIES AND SERVICES		12

13.	DEFAULTS, REMEDIES		13

	13.1	Defaults	13
	13.2	Remedies	13
	13.3	Chronic Delinquency	14

14.	COMMON AREA		15

	14.1	Right of Use	15
	14.2	Landlord to Operate	15
	14.3	Control in Landlord	15

15.	SECURITY SERVICES		15

16.	SIGNS		15

17.	ENCUMBRANCES		16

	17.1	Subordination	16
	17.2	Mortgagee Protection	16

18.	ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS		16

	18.1	Estoppel Certificates	16
	18.2	Financial Statements	16

19.	RIGHT OF ENTRY		16

20.	ATTORNEYS’ FEES		17

21.	SECURITY DEPOSIT		17

22.	INTEREST		17

23.	GUARANTY		17

24.	RELOCATION		18

25.	MISCELLANEOUS		18

	25.1	Time of Essence	18
	25.2	Captions	18
	25.3	Entire Agreement and Amendments	18
	25.4	Notice	18
	25.5	Holdover	18
	25.6	Brokers	18
	25.7	Acceptance	19
	25.8	Waiver	19
	25.9	Separability	19
	25.10	Joint and Several Liability	19
	25.11	Recording	19
	25.12	Force Majeure	19
	25.13	Landlord’s Liability	19
	25.14	Exhibits	19
	25.15	Tenant Improvements	19
	25.16	Conditions	19
	25.17	No Partnership or Joint Venture	19
	25.18	Construction	20
	25.19	Binding Effect	20
	25.20	Authority	20

Exhibit A - Premises
Exhibit B - Additional Provisions
Exhibit C - Rules and Regulations
Exhibit D - Lease Guaranty
Exhibit E - Construction Rider

999 BRANNAN STREET LEASE

THIS LEASE is made as of the Lease Date set forth in the Basic Lease Information, by and between Dolby Properties LLC (“Landlord”) and the Tenant identified in the Basic Lease Information (“Tenant”). Landlord and Tenant hereby agree as follows:

1. DEFINITIONS. Unless the context otherwise specifies or requires, the following terms shall have the following meanings:

1.1 Base Year. The calendar year specified in the Basic Lease Information as the Base Year.

1.2 Base Year Direct Expenses. The Direct Expenses paid or incurred by Landlord in the Base Year.

1.3 Building. The building in which the Premises are located.

1.4 Common Areas. All areas within or around the Building which are now or hereafter held for use by the Landlord or other persons entitled to occupy space in the Building, including, without limitation, streets, driveways, covered walkways, canopies, loading docks, sidewalks, landscaped and planted areas, restrooms not located within the premises of any tenant, corridors and hallways, janitor’s closets, mechanical and telephone rooms, and other areas and improvements provided by Landlord for the common use of Landlord and tenants and their respective employees and invitees. Landlord may make changes at any time and from time to time in the size, shape, location, number and extent of the Common Areas and no such change shall constitute an eviction, construction or otherwise, or entitle Tenant to any abatement of rent or otherwise affect Tenant’s obligations under this Lease.

1.5 Direct Expenses. All costs paid or incurred by Landlord in connection with the operation, maintenance, replacement and repair of the Building (excluding those expenses which are the responsibility of Tenant pursuant to Paragraphs 5 - Tenant Taxes, 7.3 - Reimbursement by Tenant and 8.1 - Tenant’s Insurance) including, without limitation, all costs and expenses paid or incurred with respect to utilities and other services provided to the Building to the extent not required to be paid by Tenant pursuant to this Lease; operating, cleaning, sweeping, repairing and resurfacing the sidewalk, entry areas, and other Common Areas; maintenance and replanting of all landscaping; maintenance and repair of landscape sprinkler systems, fire protection and security systems, lights and light standards (including bulb replacement), drainage systems and utility systems (including heating ventilation and air-conditioning); painting, janitorial and other services to the Common Areas; premiums for public liability and property damage insurance (including extended and broad form coverage risks for the Common Areas of the Building) and insurance deductibles; Real Property Taxes as defined below; any assessments or charges imposed in order to have the Building comply with statutes, ordinances, orders, requirements, laws, rules and regulations of any governmental or quasi-governmental authority now or hereafter in effect (collectively, “Laws”); maintenance, repair and replacement of mechanical equipment as necessary or rental for such equipment if leased; costs of maintenance and repair of electricity, water and other utilities for the operation and maintenance of the Building; garbage and refuse removal; capital expenditures reasonably deemed necessary by Landlord or made for the purpose of reducing operating expenses or to comply with Laws (which capital expenses shall be amortized over their useful life); reasonable legal and accounting expenses which relate to the Building as a whole; reasonable third party management fees for the Building; a reasonable allowance for depreciation on machinery and equipment used to maintain the Building and on other personal property owned by Landlord in the Building (including window coverings and carpeting in the Common Areas); and the reasonable costs of contesting the validity or applicability of any Laws that may affect the Building. If less than one hundred percent of the Building is occupied during any Lease Year, Landlord shall adjust Direct Expenses to equal Landlord’s reasonable estimate of direct Expenses had one hundred percent of the Building been occupied.

1.6 Lease Year. The term “Lease Year” as used in the Lease shall refer to each full (twelve month) calendar year occurring during the Term, except that the first Lease Year shall be the period from the Commencement Date until December 31 of the calendar year in which the Commencement Date occurs, and the last Lease Year shall be the period from January 1 in the year in which the Lease terminates until the last day of the Term.

1.7 Premises. The space identified in the Basic Lease Information, in the Building at the address specified in the Basic Lease Information. The approximate configuration and location of the Premises is outlined on the attached EXHIBIT A. Landlord and Tenant agree that the rentable area of the Premises for all purposes under this Lease, shall be the rentable area specified in the Basic Lease Information, regardless of the actual measurement of the Premises. Tenant acknowledges that Tenant or Tenant’s representative has measured or had the opportunity to measure the Premises to verify the accuracy of the rentable area specified in the Basic Lease Information.

1.8 Real Property Taxes. All real property taxes and general, special or district assessments or other governmental impositions, of whatever kind, nature or origin, imposed on or by reason of the ownership or use of the Building; governmental charges, fees or assessments for transit or traffic mitigation (including area-wide traffic improvement assessments and transportation system management fees), housing, police, fire or other governmental service or purported benefits to the Building; personal property taxes assessed on the personal property of Landlord used in the operation of the Building; service payments in lieu of taxes and taxes and assessments of every kind and nature whatsoever levied or assessed in addition to, in lieu of or in substitution for existing or additional real or personal property taxes on the Building or the personal property described above; any increases in the foregoing caused by changes in assessed valuation, tax rate or other factors or circumstances; and the reasonable cost of contesting by appropriate proceedings the amount or validity of any taxes, assessments or charges described above. To the extent paid by Tenant or other tenants as “Tenant’s Taxes” (as defined in Paragraph 5 - Tenant Taxes), “Tenant’s Taxes” shall be excluded from Taxes. The term “Real Property Taxes” shall also include all expenses reasonably incurred by Landlord in seeking reduction by the taxing authorities of Real Property Taxes applicable to the Building.

1.9 Rentable Area of Building. The Building contains the rentable area specified in the Basic Lease Information.

1.10 Tenant’s Pro Rata Share. The percentage figure specified in the Basic Lease Information as Tenant’s Pro Rata Share. Landlord and Tenant acknowledge that Tenant’s Pro Rata Share is the ratio of the rentable area of the Premises as specified in the Basic Lease Information over the total rentable area of the Building as specified in the Basic Lease Information.

2. PREMISES. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the Premises for the Term, at the Rent specified in Paragraph 4 and upon all of the conditions and agreements set forth herein; reserving to Landlord, however, the right to install, maintain, use, repair and replace pipes, ducts, subfloors, conduits, and wires through the Premises in locations causing Tenant the least inconvenience possible and the use of the exterior walls and roof.

3. LEASE TERM. The term of this Lease (the “Term”) shall commence on the Commencement Date as described below and, unless sooner terminated, shall expire on the Expiration Date set forth in the Basic Lease Information (the “Expiration Date”). The “Commencement Date” shall be the earlier of (a) the date on which Landlord tenders possession of the Premises to Tenant, with all of Landlord’s construction obligations, if any, “Substantially Completed” as provided in the Construction Rider attached as EXHIBIT E (the “Construction Rider”) or, in the event of any “Tenant Delay,” as defined in the Construction Rider, the date on which Landlord could have done so had there been no such Tenant Delay; or (b) the date upon which Tenant, with Landlord’s written permission, actually occupies and conducts business in any portion of the Premises. The parties anticipate that the Commencement Date will occur on or about the Scheduled Commencement Date set forth in the Basic Lease Information (the “Scheduled Commencement Date”); provided, however, that Landlord shall not be liable for any claims, damages or liabilities if the Premises are not ready for occupancy by the Scheduled Commencement Date. When the Commencement Date has been established, Landlord and Tenant shall at the request of either party confirm the Commencement Date and Expiration Date in writing.

4. RENT.

4.1 Rent Payable. The Rent payable to Landlord includes the following:

4.1.1 Base Rent. During each month of the Term, Tenant shall pay to Landlord as Base Rent the amount set forth in the Basic Lease Information. Base Rent shall be paid in advance on the first day of each calendar month throughout the Term without offset, deduction, prior notice or demand, except that a full month’s Base Rent shall be paid upon the execution of this Lease by Tenant and the prorated Base Rent payable for the period, if any, prior to the first full calendar month of the Term shall be paid on the first day of said first full calendar month. Base Rent for any partial month shall be prorated based on the actual number of days in the month.

4.1.2 Direct Expenses. Commencing January 1, 2005, Tenant shall also pay Tenant’s Pro Rata Share of any amount by which the Direct Expenses for any Lease Year commencing in 2005 exceeds the Base Year Direct Expenses (the “Increases in Direct Expenses”). If any additional space is added to the Premises, Tenant’s Pro Rata Share of Increases in Direct Expenses shall be calculated separately for each such addition. Within thirty (30) days after the commencement of each Lease Year, Landlord shall give Tenant a written estimate of Tenant’s Pro Rata Share of the monthly Increases in Direct Expenses for the current Lease Year. Tenant shall pay such estimated amount to Landlord in monthly installments in advance on the first day of each calendar month of the Term, without deduction, offset, prior notice or demand, prorated for any partial month. Landlord may at any time during the Term, but not more frequently than quarterly, adjust estimates of Increases in Direct Expenses to reflect current expenditures. Following written notice to Tenant of such revised estimate, subsequent payment by Tenant shall be based upon such revised estimate. Within ninety (90) days after the end of each Lease Year, Landlord shall furnish to Tenant a statement showing in reasonable detail the Direct Expenses incurred by Landlord during such Lease Year, and the parties shall, within thirty (30) days after the date of such statement, make any payment necessary to adjust Tenant’s estimated payments for such Lease Year to Tenant’s actual Pro Rata Share of Increases in Direct Expenses for such Lease Year as shown by such annual statement.

4.1.3 Late Charges. If Base Rent or Tenant’s Pro Rata Share of Increases in Direct Expenses are unpaid after the fifth day after the due date, Tenant shall pay a late charge of ten percent (10%) of the amount overdue. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of the late payment by Tenant. The late charge shall be paid without offset, deduction, prior notice or demand. Any dishonored check shall be treated as rent unpaid and shall be subject to late charges. Acceptance of any late charge shall not constitute a waiver of Tenant’s default with respect to the overdue sum or prevent Landlord from exercising any of its other rights and remedies under this Lease.

4.2 Additional Rent Terms. All amounts which Tenant is required to pay under this Lease including all damages, costs and expenses which Landlord may incur by reason of any default by Tenant under this Lease shall be deemed to be Rent hereunder. Upon nonpayment of any Rent, Landlord shall have all of the rights and remedies with respect thereto as Landlord has for the non-payment of Base Rent. All Rent shall be paid in lawful money of the United States to Landlord at the address specified in this Lease for purpose of notice, or to such other persons or at such other places as may be designated in writing by Landlord from time to time. All Rent shall be paid without deduction or offset and, except as otherwise expressly provided in this Lease, without prior notice or demand.

5. TENANT TAXES. Tenant shall be responsible for and shall pay before delinquency all Tenant Taxes. Tenant Taxes shall mean: (a) all taxes, assessments, license fees and other governmental charges or impositions levied or assessed against or with respect to Tenant’s personal property or Trade Fixtures in the Premises, whether any such imposition is levied directly against Tenant or levied against Landlord or the Building; (b) all rental, excise, sales or transaction privilege taxes arising out of this Lease (excluding, however, state and federal personal or corporate income taxes measured by the income of Landlord from all sources) imposed by any taxing authority upon Landlord or upon Landlord’s receipt of any rent payable by Tenant pursuant to the terms of this Lease; and (c) any increase in Real Property Taxes attributable to inclusion of a value placed on Tenant’s personal property, Trade Fixtures or Alterations. If any Tenant Taxes are assessed, levied, or imposed upon Landlord or any portion of the Building, Landlord shall give Tenant a statement of the amount applicable to the Premises. If a separate assessment of the improvements is not available from the appropriate governmental authority, Landlord’s good faith allocation shall be binding on Tenant. In such event, Tenant shall pay Landlord on demand for such Tenant Taxes applicable to the Premises. If Landlord pays any Tenant Taxes, Tenant shall reimburse Landlord upon demand for the amount of such payment, together with interest at the Stipulated Rate from the date of Landlord’s payment to the date of Tenant’s reimbursement.

6. CONDUCT OF BUSINESS BY TENANT.

6.1 Use of the Premises. Tenant shall use the Premises solely for the purpose set forth in the Basic Lease Information as Use and for no other purposes without the prior written consent of Landlord which shall be given at Landlord’s sole discretion.

6.2 Compliance with Law. Tenant at its expense shall comply promptly with all present and future applicable Laws regulating the use by Tenant of the Premises, including compliance with the Americans With Disabilities Act of 1990, as the same may be amended from time to time. Tenant shall not use or permit the use of the Premises in any manner that will tend to create a nuisance or tend to disturb other tenants or occupants of the Building or tend to injure the reputation of the Building. Tenant shall place no loads upon the floors, walls or ceilings in excess of the maximum designed load determined by Landlord or which endanger the structure; nor place any harmful liquids in the drainage systems; nor dump or store waste materials or refuse or allow such to remain outside the Premises proper, except in the enclosed trash areas provided, if any. Tenant shall not store or permit to be stored or otherwise placed any other material of any nature whatsoever outside the Premises.

6.3 Rules and Regulations. Tenant shall comply at all times with the Rules and Regulations attached to this Lease as EXHIBIT C and such amendments and modifications thereof and additions thereto as Landlord may from time to time reasonably adopt for the operation, safety, care and cleanliness of the Building or the preservation of good order therein. Landlord shall not be liable to Tenant for the failure of any tenant or other person to comply with such Rules and Regulations.

6.4 Hazardous Materials.

6.4.1 Definitions.

6.4.1.1 “Hazardous Materials” shall mean any substance: (A) that now or in the future is regulated or governed by, requires investigation or remediation under, or is defined as a hazardous waste, hazardous substance, pollutant or contaminant under any governmental statute, code, ordinance, regulation, rule or order, and any amendment thereto, including for example only the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. §9601 et seq., and the Resource Conservation and Recovery Act, 42 U.S.C. §6901 et seq., or (B) that is toxic, explosive, corrosive, flammable, radioactive, carcinogenic, dangerous or otherwise hazardous, including gasoline, diesel fuel, petroleum hydrocarbons, polychlorinated biphenyls (PCBs), asbestos, radon and urea formaldehyde foam insulation.

6.4.1.2 “Environmental Requirements” shall mean all present and future Laws, permits, licenses, approvals, authorizations and other requirements of any kind applicable to Hazardous Materials.

6.4.1.3 “Handled by Tenant” and “Handling by Tenant” shall mean and refer to any installation, handling, generation, storage, use, disposal, discharge, release, abatement, removal, transportation, or any other activity of any type by Tenant or its agents, employees, contractors, licensees, sublessees, transferees or representatives (collectively, “Representatives”) or its guests, customers, invitees, or visitors (collectively, “Visitors”), at or about the Premises in connection with or involving Hazardous Materials.

6.4.1.4 “Environmental Losses “ shall mean all costs and expenses of any kind, damages, including foreseeable and unforeseeable consequential damages, fines and penalties incurred in connection with any violation of and compliance with Environmental Requirements and all losses of any kind attributable to the diminution of value, loss of use or adverse effects on marketability or use of any portion of the Premises or Building.

6.4.2 Tenant’s Covenants. No Hazardous Materials shall be Handled by Tenant at or about the Premises or Building without Landlord’s prior written consent, which consent may be granted, denied, or conditioned upon compliance with Landlord’s requirements, all in Landlord’s absolute discretion. Notwithstanding the foregoing, normal quantities and use of those Hazardous Materials customarily used in the conduct of general office activities, such as copier fluids and cleaning supplies (“Permitted Hazardous Materials”), may be used and stored at the Premises without Landlord’s prior written consent, provided that Tenant’s activities at or about the Premises and Building and the Handling by Tenant of all Hazardous Materials shall comply at all times with all Environmental Requirements. At the expiration or termination of the Lease, Tenant shall promptly remove from the Premises and Building all Hazardous Materials Handled by Tenant at the Premises or the Building. Tenant shall keep Landlord fully and promptly informed of all Handling by Tenant of Hazardous Materials other than Permitted Hazardous Materials. Tenant shall be responsible and liable for the compliance with all of the provisions of this Paragraph by all of Tenant’s Representatives and Visitors, and all of Tenant’s obligations under this Paragraph (including its indemnification obligations under Paragraph 6.4.5 - Tenant’s Indemnification below) shall survive the expiration or termination of this Lease.

6.4.3 Compliance. Tenant shall at Tenant’s expense promptly take all actions required by any governmental agency or entity in connection with or as a result of the Handling by Tenant of Hazardous Materials at or about the Premises or Building, including inspection and testing, performing all cleanup, removal and remediation work required with respect to those Hazardous Materials, complying with all closure requirements and post-closure monitoring, and filing all required reports or plans. All of the foregoing work and all Handling by Tenant of all Hazardous Materials shall be performed in a good, safe and workmanlike manner by consultants qualified and licensed to undertake such work and in a manner that will not interfere with any other tenant’s quiet enjoyment of the Building or Landlord’s use, operation, leasing and sale of the Building. Tenant shall deliver to Landlord prior to delivery to any governmental agency, or promptly after receipt from any such agency, copies of all permits, manifests, closure or remedial action plans, notices, and all other documents relating to the Handling by Tenant of Hazardous Materials at or about the Premises or Building. If any lien attaches to the Premises or the Building in connection with or as a result of the Handling by Tenant of Hazardous Materials, and Tenant does not cause the same to be released, by payment, bonding or otherwise, within ten (10) days after the attachment thereof, Landlord shall have the right but not the obligation to cause the same to be released and any sums expended by Landlord in connection therewith shall be payable by Tenant on demand.

6.4.4 Landlord’s Rights. Landlord shall have the right, but not the obligation, to enter the Premises at any reasonable time (i) to confirm Tenant’s compliance with the provisions of this Paragraph 6.4, and (ii) to perform Tenant’s obligations under this Paragraph 6.4 if Tenant has failed to do so after reasonable notice to Tenant. Landlord shall also have the right to engage qualified Hazardous Materials consultants to inspect the Premises and review the Handling by Tenant of Hazardous Materials, including review of all permits, reports, plans, and other documents regarding same. Tenant shall pay to Landlord on demand the costs of Landlord’s consultants’ fees and all costs incurred by Landlord in performing Tenant’s obligations under this Paragraph. Landlord shall use reasonable efforts to minimize any interference with Tenant’s business caused by Landlord’s entry into the Premises, but Landlord shall not be responsible for any interference caused thereby.

6.4.5 Tenant’s Indemnification. Tenant agrees to indemnify, defend and hold harmless Landlord and its partners or members and its or their partners, members, directors, officers, shareholders, employees and agents from all Environmental Losses and all other claims, actions, losses, damages, liabilities, costs and expenses of every kind, including reasonable attorneys’, experts’ and consultants’ fees and costs, incurred at any time and arising from or in connection with the Handling by Tenant of Hazardous Materials at or about the Building or Tenant’s failure to comply in full with all Environmental Requirements with respect to the Premises.

7. MAINTENANCE, REPAIRS AND ALTERATIONS.

7.1 Acceptance. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good and sanitary order, condition and repair, subject to all applicable Laws. Tenant acknowledges that neither Landlord nor Landlord’s agents have made any representation or warranty as to the suitability of the Premises for the conduct of Tenant’s business, the condition of the Premises or Building, or the use or occupancy which may be made thereof and Tenant has independently investigated and is satisfied that the Premises are suitable for Tenant’s intended use.

7.2 Landlord’s Responsibility. Subject to the provisions of Article 9 - Repairs and Restoration, Landlord shall, during the Term, keep in good order, condition and repair the foundations, exterior walls (excluding the interior surface of exterior walls), windows, plate glass, doors (other than doors located within a tenant’s premises), downspouts, gutters and roof of the Building, all plumbing, HVAC, electrical and lighting facilities and equipment servicing the Premises, and the Common Areas; provided, however, that Landlord shall have no obligation to repair until a reasonable time after the receipt by Landlord of a written notice of the need for repairs. Tenant waives the provisions of California Civil Code Sections 1941 and 1942 and similar laws now or hereafter in effect. Tenant shall pay the cost of repairs to utilities located within the Premises, or for any repairs to the Building occasioned by any act or omission of Tenant, Tenant’s Representatives or Visitors, other than reasonable wear and tear.

7.3 Reimbursement by Tenant. Tenant shall reimburse Landlord, as Rent, for Tenant’s Pro Rata Share of all costs and expenses incurred by Landlord for the foregoing maintenance and repair to the extent set forth in Article 4.1.2 - Direct Expenses.

7.4 Tenant’s Responsibility. Except as provided in Paragraph 7.2 - Landlord’s Responsibility above, Tenant shall keep in first-class order, condition and repair the Premises and every part thereof, including, without limitation, all fixtures, Trade Fixtures, Alterations, interior walls and interior surface of exterior walls, ceilings, floors and floor coverings, utilities and doors located within the Premises. Tenant shall also keep the Premises at all times in a neat, clean and sanitary condition, shall neither commit nor permit any waste or nuisance thereon, and shall keep the walks and corridors adjacent thereto free from Tenant’s waste or debris. If Tenant fails to perform its obligations under this Paragraph, notwithstanding any other provision hereof and without waiving any other right or remedy Landlord may have, Landlord may, at its option, after five (5) days’ written notice to Tenant, enter upon the Premises and put the same in good order, condition and repair and at Landlord’s further option, continue such maintenance and repair obligation for the remainder of the Term, and the cost thereof shall become due and payable as Rent by Tenant to Landlord upon demand.

7.5 Tenant Improvements and Alterations.

7.5.1 Landlord and Tenant shall perform their respective obligations with respect to design and construction of any improvements to be constructed and installed in the Premises (the “Tenant Improvements”), as provided in the Construction Rider. Except for any Tenant Improvements to be constructed by Tenant as provided in the Construction Rider, Tenant shall not make any alterations, improvements or changes to the Premises (including installation of any security system or telephone or data communication wiring) (“Alterations”) without Landlord’s prior written consent. Any such Alterations shall be completed by Tenant at Tenant’s sole cost and expense: (i) with due diligence, in a good and workmanlike manner, using new materials; (ii) in compliance with plans and specifications approved by Landlord; (iii) in compliance with the construction rules and regulations promulgated by Landlord from time to time; (iv) in accordance with all applicable Laws (including all work, whether structural or non-structural, inside or outside the Premises, required to comply fully with all applicable Laws and necessitated by Tenant’s work); and (v) subject to all conditions which Landlord may in Landlord’s discretion impose. Such conditions may include requirements for Tenant to: (a) provide payment or performance bonds or additional insurance (from Tenant or Tenant’s contractors, subcontractors or design professionals); (b) use contractors or subcontractors designated by Landlord; and (c) remove all or part of the Alterations prior to or upon expiration or termination of the Term, as designated by Landlord. If any work outside the Premises, or any work on or adjustment to any of the heating, ventilation and air-conditioning (“HVAC”), mechanical, elevator, plumbing, electrical, fire protection, life safety, security or other systems in the Building, is required in connection with or as a result of Tenant’s work, such work shall be performed at Tenant’s expense by contractors designated by Landlord. Landlord’s right to review and approve (or withhold approval of) Tenant’s plans, drawings, specifications, contractor(s) and other aspects of construction work proposed by Tenant is intended solely to protect Landlord, the Building and Landlord’s interests. No approval or consent by Landlord shall be deemed or construed to be a representation or warranty by Landlord as to the adequacy, sufficiency, fitness or suitability thereof or compliance thereof with applicable Laws or other requirements. Except as otherwise provided in Landlord’s consent, all Alterations shall upon installation become part of the realty and be the property of Landlord.

7.5.2 Before making any Alterations, Tenant shall submit to Landlord for Landlord’s prior approval reasonably detailed final plans and specifications prepared by a licensed architect or engineer, a copy of the construction contract, including the name of the contractor and all subcontractors proposed by Tenant to make the Alterations and a copy of the contractor’s license. Tenant shall reimburse Landlord upon demand for any expenses incurred by Landlord in connection with any Alterations made by Tenant, including reasonable fees charged by

Landlord’s contractors or consultants to review plans and specifications prepared by Tenant and to update the existing as-built plans and specifications of the Building to reflect the Alterations. Tenant shall obtain all applicable permits, authorizations and governmental approvals and deliver copies of the same to Landlord before commencement of any Alterations.

7.5.3 Tenant shall keep the Premises and the Building free and clear of all liens arising out of any work performed, materials furnished or obligations incurred by Tenant. If any such lien attaches to the Premises or the Building, and Tenant does not cause the same to be released by payment, bonding or otherwise within ten (10) days after the attachment thereof, Landlord shall have the right but not the obligation to cause the same to be released, and any sums expended by Landlord in connection therewith shall be payable by Tenant on demand with interest thereon from the date of expenditure by Landlord at the Stipulated Rate (as defined in Article 22 - Interest). Tenant shall give Landlord at least ten (10) days’ notice prior to the commencement of any Alterations and cooperate with Landlord in posting and maintaining notices of non-responsibility in connection therewith.

7.5.4 Subject to the provisions of this Article 7, Tenant may install and maintain furnishings, equipment, movable partitions, business equipment and other trade fixtures (“Trade Fixtures”) in the Premises, provided that the Trade Fixtures do not become an integral part of the Premises or the Building. Tenant shall promptly repair any damage to the Premises or the Building caused by any installation or removal of such Trade Fixtures.

7.6 Liens. Tenant shall pay for all labor and services performed for, and all materials used by or furnished to Tenant or Tenant’s Representatives and keep the Building free from any liens arising out of work performed, materials furnished, or obligations incurred by Tenant or Tenant’s Representatives with respect to the Premises. Tenant shall indemnify, hold harmless and defend Landlord and Landlord’s employees, agents and partners from and against any liens, demands, claims, judgments or encumbrances (including all attorneys’ fees) arising out of any work or services performed for or materials used by or furnished to Tenant or Tenant’s Representatives with respect to the Premises. Tenant shall do all things necessary to prevent the filing of any mechanic’s or other liens against the Building or any part thereof by reason of work, labor, services or materials supplied or claimed to have been supplied to Tenant, or anyone holding the Premises, or any part thereof, through or under Tenant. If any such lien shall at any time be filed against the Building, Tenant shall either cause the same to be discharged of record within ten (10) days after the date of filing of the same, or, if Tenant in Tenant’s discretion and in good faith determines that such lien should be contested, Tenant shall furnish such security as may be necessary or required to (a) prevent any foreclosure proceedings against the Building during the pendency of such contest, and (b) cause a mutually satisfactory title company to remove such lien as a matter affecting title to the Building. If Tenant shall fail to discharge such lien within such period or fail to furnish such security, then, in addition to any other right or remedy of Landlord resulting from Tenant’s said default, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by giving security or in such other manner as is, or may be, prescribed by law. Tenant shall repay to Landlord on demand all sums disbursed or deposited by Landlord pursuant to the foregoing provisions of this Paragraph including Landlord’s costs, expenses and reasonable attorneys’ fees incurred by Landlord in connection therewith, with interest thereon at the Stipulated Rate. Nothing contained herein shall imply any consent or agreement on the part of Landlord to subject Landlord’s estate to liability under any mechanics’ or the lien law. Tenant shall give Landlord adequate opportunity and Landlord shall have the right to post such notices of nonresponsibility as are provided for in the mechanics’ lien laws of California.

7.7 Condition Upon Surrender. After the expiration or termination of this Lease, Tenant shall remove its personal property and Trade Fixtures from the Premises, surrender the Premises to Landlord in the same condition as when received, damage by fire or the elements (except to the extent not covered by Net Insurance Proceeds and caused by Tenant or Tenant’s Representatives), and ordinary wear and tear excepted. At Landlord’s option, Landlord shall have the right to require that Tenant remove any and all Alterations, additions, signs or improvements made by Tenant and perform any necessary repair caused by such removal.

8. INSURANCE AND INDEMNITY.

8.1 Tenant’s Insurance. Tenant shall at all times during the Term, at Tenant’s cost and expense, maintain in effect the following policies of insurance:

8.1.1 Commercial general liability insurance providing coverage on an occurrence form basis with limits of not less than One Million Dollars ($1,000,000) each occurrence for bodily injury and property damage combined, One Million Dollars ($1,000,000) annual general aggregate, and One Million Dollars ($1,000,000) products and completed operations annual aggregate. Tenant’s liability insurance policy or policies shall (i) include premises and operations liability coverage, products and completed operations liability coverage, broad form property damage liability coverage including competed operations, liquor liability coverage (if Tenant sells or serves or sells any alcoholic beverages in connection with the Premises), blanket contractual liability coverage including, to the maximum extent possible, coverage for the indemnification obligations of Tenant under this Lease, and personal and advertising injury coverage; (ii) provide that the insurance company has the duty to defend all insureds under the policy; (iii) provide that defense costs are paid in addition to and do not deplete any of the policy limits; (iv) cover liabilities arising out of or incurred in connection with Tenant’s use or occupancy of the Premises or the Building; and (v) extend coverage to cover liability of the insureds under the policy for the actions of Tenant’s Representatives.

8.1.2 Workers’ compensation insurance complying with all applicable state laws, and employer’s liability insurance with limits of not less than One Hundred Thousand Dollars ($100,000) per accident and One Hundred Thousand Dollars ($100,000) policy limits for injury by disease. Such policies shall contain a waiver of subrogation provision.

8.1.3 Property insurance covering Tenant’s Alterations, Trade Fixtures, personal property and equipment located on the Premises, in an amount not less than their full replacement value, providing protection on an “All Risk” or “Special Form” basis. The proceeds of such insurance, so long as this Lease remains in effect, shall be used to repair or replace the Alterations, Trade Fixtures, personal property and equipment so insured. Following expiration or termination of this Lease, any proceeds of insurance covering Alterations shall be paid over to Landlord.

8.2 Insurance Requirements. Each policy of insurance required to be carried by Tenant shall (i) be in a form, and written by an insurer, reasonably acceptable to Landlord, (ii) require at least thirty (30) days’ written notice to Landlord prior to any cancellation, non-renewal or modification of insurance coverage. Insurance companies issuing such policies shall having rating classifications of “A” or better and financial category ratings of “VII” or better according to the latest edition of the A.M. Best Key Rating Guide. All insurance companies issuing such policies shall be licensed to do business in the state where the Building is located. Any deductible amount under such insurance shall not exceed $5,000. Tenant shall provide to Landlord, upon request, evidence that the insurance required to be carried by Tenant pursuant to this Article 8, including any endorsement affecting the additional insured status, is in full force and effect and that premiums therefor have been paid.

8.3 Adjustments to Insurance Program. Tenant shall increase the amounts of insurance as required by any mortgagee, and, not more frequently than once every three (3) years, as recommended by Landlord’s insurance broker, if, in the opinion of either of them, the amount of insurance then required under this Lease is not adequate. Any limits set forth in this Lease on the amount or type of coverage required by Tenant’s insurance shall not limit the liability of Tenant under this Lease.

8.4 Liability Insurance Requirements. Each policy of commercial general liability insurance required by this Lease shall (i) contain a cross-liability endorsement or separation of insureds clause; (ii) provide that any waiver of subrogation rights or release prior to a loss do not void coverage; (iii) provide that it is primary to and not contributing with, any policy of insurance carried by Landlord covering the same loss; (iv) name Landlord, its partners, any property manager of the Building, and such other parties in interest as Landlord may from time to time reasonably designate to Tenant in writing, as additional insureds. Such additional insureds shall be provided the same extent of coverage as provided to Tenant under such policies. All endorsements effecting such additional insured status shall be acceptable to Landlord and shall be at least as broad as additional insured endorsement form number CG 20 11 11 85 promulgated by the Insurance Services Office.

8.5 Certificates of Insurance. Prior to occupancy of the Premises by Tenant, and not less than thirty (30) days prior to expiration of any policy thereafter, Tenant shall furnish to Landlord a certificate of insurance reflecting that the insurance required by this Lease is in force, accompanied by endorsements showing the required additional insureds satisfactory to Landlord in substance and form. Notwithstanding the requirements of this paragraph, Tenant shall, at Landlord’s request, provide to Landlord a certified copy of each insurance policy required to be in force at any time pursuant to the requirements of this Lease.

8.6 Landlord to Insure Building. During the Term, Landlord shall maintain “All Risk” or “Special Form” property insurance on the Building, excluding coverage for all Tenant’s Trade Fixtures, personal property, Alterations and equipment located on or in the Premises. Tenant shall reimburse Landlord for Tenant’s Pro Rata Share of Landlord’s annual cost of such insurance pursuant to Section 4.1.2 - Direct Expenses, except that if there is an insurance premium increase due to Tenant’s use of the Premises, Tenant shall pay the full amount of the increase.

8.7 Waiver of Subrogation. Landlord and Tenant each hereby waives any and all rights of recovery against the other or against the officers, partners, and authorized representatives of the other party for loss or damage that is covered by any policy of property insurance maintained by either party (or required by this Lease to be maintained) with respect to the Premises or the Property or any operation therein. If any such policy of insurance relating to this Lease or to the Premises or the Building does not permit the foregoing waiver, or if the coverage under any such policy would be invalidated as a result of such waiver, the party maintaining such policy shall obtain from the insurer under such policy a waiver of all right of recovery by way of subrogation against either party in connection with any claim, loss or damage covered by such policy.

8.8 Indemnification. Tenant hereby agrees to defend, indemnify and hold harmless Landlord and its partners, members, representatives, employees and agents from and against any and all claims, damage, loss, liability or expense, including without limitation attorneys’ fees and legal costs arising from (a) the acts or omissions of Tenant or Tenant’s legal representatives in or about the Building; (b) any construction or other work undertaken by Tenant on the Building (including any design defects); (c) any breach or default under this Lease by Tenant; and (d) any accident, injury or damage, howsoever and by whomsoever caused, to any person or property, occurring in or about the Premises during the Term, excepting only such claims for any accident, injury or damage to the extent they are caused by the negligent or willful acts or omissions of Landlord or its authorized representatives. This provision shall survive the expiration or sooner termination of this Lease.

8.9 Landlord’s Disclaimer. Landlord shall not be liable to Tenant for any loss, injury or other damage to any person or property (including Tenant or Tenant’s property), in or about the Premises or the Building from any cause (including defects in the Building or in any equipment in the Premises). Tenant hereby waives all claims against Landlord for such damage and the cost and expense of defending against claims relating to such damage, except that Landlord shall indemnify, defend and hold Tenant harmless from and against any actions, claims, liabilities, damages, cost or expenses, including reasonable attorneys’ fees and costs incurred in defending against the same for such damages, to the extent the same are caused by the willful or grossly negligent acts or omissions of Landlord or its authorized representatives. In no event, however, shall Landlord be liable to Tenant for any punitive or consequential damages or damages for loss of business by Tenant.

9. REPAIRS AND RESTORATION.

9.1 Insubstantial Insured Damage. Subject to the provisions of Paragraph 9.3 - Damage Near End of Term, if at any time during the Term the Premises are damaged and such damage is not “Substantial” as that term is defined in Paragraph 9.6 - “Substantial” Defined, and insurance proceeds net of costs of recovery (“Net Insurance Proceeds”) are available to cover the cost of restoration, then Landlord shall promptly repair such damage at Landlord’s expense and this Lease shall continue in full force and effect.

9.2 Substantial or Uninsured Damage. Subject to the provisions of Paragraph 9.3 - Damage Near End of Term, if at any time during the Term the Premises are damaged and (a) if such damage is “Substantial” as defined in Paragraph 9.6 - “Substantial” Defined, or (b) if such damage was caused by a casualty for which no insurance proceeds are available or the Net Insurance Proceeds are insufficient to meet the cost of restoration, then Landlord may at its option either (i) promptly repair such damage at Landlord’s expense, in which event this Lease shall continue in full force and effect, or (ii) cancel and terminate this Lease, by giving Tenant written notice of its election to do so within sixty (60) days after the date of occurrence of such damage.

9.3 Damage Near End of Term. If the Premises are damaged during the last nine (9) months of the Term, and the estimated cost of repair exceeds ten percent (10%) of the Base Rent then remaining to be paid by Tenant for the balance of the Term, Landlord may at its option cancel and terminate this Lease upon written notice to Tenant. If Landlord does not elect to so terminate this Lease, the repair of such damage shall be governed by Paragraph 9.1 - Insubstantial Insured Damage, or Paragraph 9.2 - Substantial or Uninsured Damage, as the case may be.

9.4 Rent Abatement. If the Premises are damaged and Landlord repairs or restores them pursuant to the provisions of this Article, Tenant shall continue the operation of its business in the Premises to the extent reasonably practicable from the standpoint of prudent business management, and the Base Rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Tenant’s use of the Premises is impaired as reasonably determined by Landlord. There shall be no abatement of other Rent payable hereunder and Tenant shall have no claim against Landlord for any damage suffered by Tenant by reason of any such damage, destruction, repair or restoration. Upon completion of such repair or restoration Tenant shall promptly refixture the Premises to the condition prior to the casualty and shall reopen for business if closed by the casualty.

9.5 Tenant’s Option to Cancel. If Landlord is obligated to repair or restore the Premises under the provisions of this Article and does not commence such repair or restoration within sixty (60) days after such obligation accrues, Tenant may at its option cancel and terminate this Lease by giving Landlord written notice of its election to do so at any time prior to the commencement of such repair or restoration, which termination shall be effective on the date such notice is received by Landlord.

9.6 “Substantial” Defined. For the purpose of this article, “Substantial” damage to the Premises shall mean damage to the Premises, or to the Building whether or not the Premises is damaged, that cannot be substantially repaired and restored under applicable Laws within one year of the date of the casualty or the estimated cost of repairs of which exceeds one-fifth (1/5) of the then estimated replacement cost of the same. The determination in good faith by Landlord of the estimated time and cost of repair of any damage and/or of the estimated replacement costs shall be conclusive for the purpose of this Article. In no event shall Landlord be obligated to repair or restore any Alterations made by tenant or equipment, trade fixtures, inventory, fixtures or personal property in or about the Premises. Tenant waives the provisions of California Civil Code Sections 1932 and 1933(4) and any similar law now or hereafter in effect.

10. ASSIGNMENT AND SUBLETTING.

10.1 Landlord’s Consent Required. Tenant shall not, either voluntarily, involuntarily or by operation of law (i) assign, sell, or otherwise transfer all or any part of the Tenant’s interest in this Lease or in the Premises, or (ii) permit any part of the Premises to be sublet, occupied or used by anyone other than Tenant, or (iii) permit any person to succeed to any interest in this Lease or the Premises, (all of the foregoing being collectively referred to as a “Transfer”), without Landlord’s prior written consent in each instance, which consent shall not be unreasonably withheld. Any Transfer shall be subject in each instance to the recapture option of Landlord set forth in Paragraph 10.3 - Landlord’s Option below. In making its determination as to a proposed Transfer, it shall be deemed reasonable to consider the following factors: (a) if the occupancy resulting therefrom will violate any rights given to any other tenant of the Building; (b) the financial soundness of ownership, experience and management of the assignee, subtenant, permittee or transferee (collectively, “Transferee”); (c) the proposed Transferee does not intend itself to occupy the entire portion of the Premises assigned or sublet; (d) the Transferee is a governmental agency or unit or an existing tenant in the Building; (e) the rental and other consideration payable by the Transferee is less than that currently being paid by tenants under new leases of comparable space in the Building, or (f) Landlord otherwise determines that the proposed Transfer would have the effect of decreasing the value of the Building or increasing the expenses associated with operating, maintaining and repairing the Building. In no event shall Landlord be required to give its consent to a Transfer if a use different from the use allowed by Paragraph 6.1 - Use of the Premises is proposed. Consent by Landlord to one or more Transfers shall not operate to exhaust Landlord’s rights under this Article to receive consent to subsequent Transfers. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation hereof shall not work a merger and Landlord shall have the option of terminating all or any existing subtenancies or Transfers or shall operate as an assignment to Landlord of all or any such subtenancies or Transfers. If Tenant is a corporation which, under the then current guidelines published by the Commissioner of Corporations of the State of California, is not deemed a public corporation, any dissolution, merger, consolidation or reorganization of Tenant, the transfer, assignment of hypothecation of any stock or interest in such corporation in the aggregate in excess of twenty-five percent (25%), or the sale (cumulatively) of fifty percent (50%) or more of the value of Tenant’s assets shall be deemed a Transfer. If Tenant is a partnership, a withdrawal or substitution of any partner(s) owning twenty-five percent (25%) or more of the partnership (cumulatively), any assignment(s) of twenty-five percent (25%) or more (cumulatively) of any interest in the capital or profits of the partnership, the sale (cumulatively) of fifty percent (50%) or more of the value of Tenant’s assets, or the dissolution of the partnership shall be deemed a Transfer. Tenant agrees to reimburse Landlord for Landlord’s reasonable costs and attorney’s fees incurred in conjunction with the processing and documentation of any requested Transfer, whether or not consent is granted. In no event shall Tenant hypothecate, mortgage, pledge or encumber Tenant’s interest in this Lease or in the Premises or otherwise use the Lease as a security device in any manner, nor shall Tenant transfer any right appurtenant to this Lease or the Premises separate from a permitted Transfer, without the consent of Landlord, which consent Landlord may withhold in its sole discretion. Tenant expressly agrees that the provisions of this Article are not unreasonable standards or conditions for purposes of Section 1951.4(b)(2) of the California Civil Code, as amended from time to time, under the federal Bankruptcy Code, or for any other purpose.

10.2 Notice to Landlord. If Tenant desires at any time to effect a Transfer, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord: (a) the name of the proposed Transferee; (b) the nature of the proposed Transferee’s business to be carried on in the Premises; (c) the terms and provisions of the proposed Transfer; (d) such reasonable financial information, including financial statements, and information regarding the Transferee’s experience as Landlord may request concerning the proposed Transferee; and (e) such other information as Landlord may reasonably request to evaluate the Transfer and Transferee.

10.3 Landlord’s Option. At any time within fifteen (15) days after Landlord’s receipt of all of the information described in Paragraph 10.2 - Notice to Landlord above, Landlord may by written notice to Tenant elect to either: (a) consent to the Transfer; (b) deny its consent on reasonable grounds; or (c) terminate this Lease as to the portion (including all) of the Premises so proposed to be Transferred, with a proportionate abatement in the Base Rent and Direct Expenses payable hereunder and lease the Premises or the portion thereof as shall be specified in Tenant’s notice to Tenant’s proposed Transferee or to a third party. If for any proposed Transfer, Tenant receives rent or any other consideration, either initially or over the term of the Transfer in excess of the Rent called for hereunder, or, in case of the sublease of a portion of the Premises, in excess of such Rent fairly allocable to such portion, Tenant shall pay to Landlord as Additional Rent hereunder one-half (1/2) of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt. If Landlord consents to the Transfer within such fifteen (15) day period, Tenant may thereafter within ninety (90) days after the expiration of such fifteen (15) day period enter into a valid Transfer, upon the terms and conditions described in the information required to be furnished by Tenant to Landlord pursuant to Paragraph 10.2 - Notice to Landlord.

10.4 Collection of Rent. Tenant irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all Rent and other consideration payable by a Transferee and not otherwise payable to Landlord by reason of any Transfer. Landlord, as assignee of Tenant, or a receiver for Tenant appointed on Landlord’s application, may collect such Rent and other consideration and apply it toward Tenant’s obligations under this Lease; provided, however, that until the occurrence of any default by Tenant, Tenant shall have the right to collect such Rent and other consideration.

10.5 Tenant Not Released. No Transfer, even with the consent of Landlord, shall relieve Tenant of its obligation to pay Rent and perform all of the other obligations to be performed by Tenant hereunder, whether occurring before or after such consent, assignment, subletting or other Transfer. Each Transferee shall be jointly and severally liable with Tenant (and Tenant shall be jointly and severally liable with each Transferee) for the payment of Rent (or, in the case of a sublease, rent in the amount set forth in the sublease) and for the performance of all other terms and provisions of this Lease. The acceptance of Rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Transfer.

11. EMINENT DOMAIN.

11.1 Automatic Termination. If the entire Premises or the Building, or so much of either as to make the Premises not reasonably adequate for the conduct of Tenant’s business in Landlord’s reasonable judgment notwithstanding restoration by Landlord as hereinafter provided, shall be taken under the power of eminent domain, this Lease shall automatically terminate as of the date on which the condemning authority takes possession.

11.2 Rent Abatement. Upon any taking of the Premises under the power of eminent domain which does not result in a termination of this Lease, the Base Rent payable hereunder shall be equitably reduced, effective as of the date on which the condemning authority takes possession, in the same proportion which the rentable area of the portion of the Premises taken bears to the rentable area of the entire Premises prior to the taking. Landlord shall promptly restore the portion of the Premises not taken to as near its former condition as is reasonably possible, and this Lease shall continue in full force and effect, provided however, that Landlord’s obligation to restore the Premises shall be limited to the amount of any Award (as defined below) received by Landlord for such restoration and not required to be paid to any Mortgagee.

11.3 Condemnation Award. Any award for any taking of all or any part of the Premises or the Building under the power of eminent domain (“Award”) shall be the property of Landlord, whether such Award shall be made as compensation for diminution in value of the leasehold or for taking of the fee. Nothing contained herein, however, shall be deemed to preclude Tenant from obtaining, or to give Landlord any interest in, any award to Tenant for loss of or damage to Tenant’s Trade Fixtures and removal of personal property and Tenant’s loss of goodwill and moving expenses.

11.4 Sale Under Threat of Condemnation. A sale by Landlord to any authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain for all purposes under this Article. Each party waives the provisions of California Code of Civil Procedure Section 1265.130 allowing either party to petition the Superior Court to terminate this Lease in the event of a taking.

12. UTILITIES AND SERVICES. Landlord agrees to furnish or cause to be furnished to the Premises during generally recognized business days and during hours determined by Landlord in its sole discretion, (i) normal water, gas, electricity, sewage and HVAC as required in the reasonable judgment of Landlord for the comfortable use and occupation of the Premises, subject to any regulations imposed by any governmental authority or utility provider; and (ii) janitorial and cleaning services to Common Areas deemed proper by Landlord. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility or service being furnished to the Premises, and no such failure or interruption shall entitle Tenant to terminate this Lease or shall otherwise affect Tenant’s obligations under this Lease. Landlord shall be entitled to cooperate voluntarily and Tenant agrees to cooperate, with the efforts of governmental authorities or utility suppliers in reducing energy or other resource consumption. Tenant shall be responsible for janitorial and cleaning services within the Premises.

If Tenant uses heat generating machines or equipment in the Premises which affect the temperature otherwise maintained by the HVAC system, Landlord reserves the right to install supplementary air-conditioning units in the Premises and the cost thereof, including the cost of installation, operation and maintenance and the cost of cooling energy to the Premises in excess of that required for normal office use, shall be paid by Tenant to Landlord upon demand by Landlord.

Tenant shall not, without the written consent of Landlord, use any apparatus or device in the Premises, including without limitation, electronic data processing machines, or machines using in excess of 120 volts, which consumes more electricity than is usually furnished or supplied for the use of Premises as general office space, as determined by Landlord. Tenant shall not connect any apparatus with electric current except through existing electrical outlets in the Premises. Tenant shall not consume water, gas or electric current in excess of that usually furnished or supplied for the use of Premises as general office space (as determined by Landlord), without first procuring the written consent of Landlord, which Landlord may refuse, and in the event of consent, Landlord shall have the right to install a water, gas or electrical current meter in the Premises to measure the amount of water, gas or electric current consumed.

The cost of any such meter and of its installation, maintenance and repair shall be paid for by the Tenant and Tenant agrees to pay to Landlord promptly upon demand for all such water, gas and electric current consumed as shown by said meters, at the rates charged for such services by the local public utility plus any additional expense incurred in keeping account of such consumption. If a separate meter is not installed, the excess cost for such water, gas and electric current shall be established by an estimate made by a utility company or electrical engineer hired by Landlord at Tenant’s expense.

Normal hours of operations for the Building are shown in the attached Rules and Regulations. Landlord reserves the right to reasonably charge Tenant for the operation of lights and HVAC outside of such normal hours.

13. DEFAULTS, REMEDIES.

13.1 Defaults. The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

13.1.1 The failure by Tenant to make any payment of Base Rent or other Rent as and when due.

13.1.2 The failure by Tenant to timely observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Paragraph 13.1.1 above.

13.1.3 (a) The making by Tenant of any general assignment for the benefit of creditors; (b) the appointment of a trustee or receiver to take possession of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (c) the attachment, execution or other judicial seizure of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where seizure is not discharged within thirty (30) days.

13.2 Remedies. Upon a default, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

13.2.1 Landlord may continue this Lease in full force and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate this Lease, and Landlord shall have the right to collect Rent when due. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or appointment of a receiver on Landlord’s initiative to protect Landlord’s interest under this Lease shall not constitute a termination of Tenant’s right to possession.

13.2.2 Landlord may terminate this Lease and Tenant’s right to possession of the Premises at any time if (i) such default is in the payment of Rent and it is not cured within three (3) days after written notice from Landlord, or, (ii) with respect to the defaults referred to in Paragraphs 13.1.1, or 13.1.2 such default is not cured within ten (10) days after written notice from Landlord; provided, however, that if the nature of Tenant’s default is such that more than ten (10) days are reasonably required for its cure, if Tenant does not commence to cure the default within the ten (10) day period or does not diligently and in good faith prosecute the cure to completion within a reasonable time thereafter, but in all events within ninety (90) days of such notice or (iii) with respect to the default specified in Paragraph 13.1.3, such default is not cured within the respective time specified in that Paragraph. The parties agree that any notice given by Landlord to Tenant pursuant to this Paragraph shall be sufficient notice for purposes of California Code of Civil Procedure Section 1161 and Landlord shall not be required to give any additional notice in order to be entitled to commence an unlawful detainer proceeding. On termination, Landlord has the right to remove all Tenant’s personal property, signs and trade fixtures and store same at Tenant’s cost and to recover from Tenant as damages:

13.2.2.1 The worth at the time of award of unpaid Rent and other sums due and payable which had been earned at the time of termination; plus

13.2.2.2 The worth at the time of award of the amount by which the unpaid Rent and other sums due and payable which would have been payable after termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; plus

13.2.2.3 The worth at the time of award of the amount by which the unpaid Rent and other sums due and payable for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant proves could be reasonably avoided; plus

13.2.2.4 Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform Tenant’s obligations under this Lease, or which, in the ordinary course of things, would be likely to result therefrom, including, without limitation, any costs or expenses incurred by Landlord: (a) in retaking possession of the Premises; (b) in maintaining, repairing, preserving, restoring, replacing, cleaning, altering or rehabilitating the Premises or any portion thereof, including such acts for reletting to a new tenant or tenants; (c) for leasing commissions; or (d) for any other costs necessary or appropriate to relet the Premises; plus

13.2.2.5 Such other amounts in addition to or in lieu of the foregoing as may be permitted from time-to-time by the laws of the State of California.

The “worth at the time of award” of the amounts referred to in Paragraphs 13.2.2.1 and 13.2.2.2 is computed by allowing interest at the Stipulated Rate. The “worth at the time of award” of the amount referred to in Paragraph 13.2.2.3 is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

13.2.3 Landlord shall have the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant’s breach and abandonment and recover rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations).

13.2.4 Landlord may cure the default at Tenant’s expense. If Landlord pays any sum or incurs any expense in curing the default, Tenant shall reimburse Landlord upon demand for the amount of such payment or expense with interest at the Stipulated Rate from the date the sum is paid or the expense is incurred until Landlord is reimbursed by Tenant.

13.2.5 Landlord may remove all Tenant’s property from the Premises, and such property may be stored by Landlord in a public warehouse or elsewhere at the sole cost and for the account of Tenant. If Landlord does not elect to store any or all of Tenant’s property left in the Premises, Landlord may consider such property to be abandoned by Tenant, and Landlord may thereupon dispose of such property in any manner deemed appropriate by Landlord. Any proceeds realized by Landlord on the disposal of any such property shall be applied first to offset all expenses of storage and sale, then credited against Tenant’s outstanding obligations to Landlord under this Lease, and any balance remaining after satisfaction of all obligations of Tenant under this Lease shall be delivered to Tenant.

13.2.6 Tenant hereby waives any right of redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 or 1179, or under any other present or future similar law, if Tenant is evicted or Landlord takes possession of the Premises by reason of any default by Tenant hereunder.

13.2.7 No delay or omission of Landlord to exercise any right or remedy shall be construed as a waiver of any such right or remedy or of any default by Tenant hereunder.

13.3 Chronic Delinquency. “Chronic Delinquency” means failure by Tenant to pay or submit when due any Rent due under this Lease three (3) times (consecutive or nonconsecutive) during any twelve (12) month period. In the event of a Chronic Delinquency Landlord shall have the right, without waiving any other rights and remedies Landlord may have, to require that Base Rent and Tenant’s Pro Rata share of Increases in Direct Expenses be paid by Tenant quarterly, in advance.

14. COMMON AREA.

14.1 Right of Use. Tenant, Tenant’s Representatives and Visitors shall be entitled to use those portions of the Common Areas which are open to the public, in common with Landlord and with other persons authorized by Landlord from time-to-time to use such area, subject to such reasonable rules and regulations relating to such use as Landlord may from time-to-time establish.

14.2 Landlord to Operate. Landlord shall operate, manage, equip, light, repair, clean and maintain and replace the Common Areas in such manner as Landlord may in its sole discretion determine to be appropriate. Tenant shall reimburse Landlord for Tenant’s Pro Rata Share of such costs pursuant to Paragraph 4.1.2 - Direct Expenses. Landlord may temporarily close any Common Areas, including parking areas, for repairs or alterations, to prevent a dedication thereof or the accrual of prescriptive rights therein, or for any other reason deemed sufficient by Landlord.

14.3 Control in Landlord. Landlord shall at all times during the Term have the sole exclusive control of the automobile parking areas, driveways, entrances and exits and the sidewalks and pedestrian passageways and other Common Areas, and may at any time from time-to-time during the Term restrain any use or occupancy thereof except as authorized by the rules and regulations for the use of such areas established by Landlord from time-to-time. The rights of Tenant in and to the Common Areas shall at all times be subject to the rights of Landlord, other tenants of Landlord and other authorized users designated by Landlord to use the same in common with Tenant, and Tenant shall keep the Common Areas free and clear of any obstructions created or permitted by Tenant or resulting from Tenant’s operation. If, in the opinion of Landlord, unauthorized persons are using any of the Common Areas by reason of the presence of Tenant in the Building, Tenant, upon demand of Landlord, shall restrain such unauthorized use by appropriate proceedings. Nothing herein shall affect the right of Landlord at any time to remove any such unauthorized person from the Common Areas nor to prohibit the use of any said areas by unauthorized persons.

15. SECURITY SERVICES. Landlord may, but shall be under no obligation to, implement security measures for the Property, such as the registration or search of all persons entering or leaving the Building, requiring identification for access to the Building, evacuation of the Building for cause, suspected cause, or for drill purposes, the issuance of magnetic pass cards or keys for Building or elevator access and other actions that Landlord deems necessary or appropriate to prevent any threat of property loss or damage, bodily injury or business interruption. Landlord shall at all times have the right to change, alter or reduce any such security services or measures. Tenant shall cooperate and comply with, and cause Tenant’s Representatives and Visitors to cooperate and comply with, such security measures. Landlord, its agents and employees shall have no liability to Tenant or its Representatives or Visitors for the implementation or exercise of, or the failure to implement or exercise, any such security measures or for any resulting disturbance of Tenant’s use or enjoyment of the Premises.

If those tenants on the first and second floors of the Building request Landlord (by majority vote based upon the total Rental Area of the first and second floors) to contract for third-party security guard services for the Building and Landlord approves, Landlord shall make reasonable efforts to contract for the services, and the costs of the services will be charged as Rent to each tenant of the first and second floors in proportion to the Rental Area occupied by tenants on said floors from time to time. In accommodating said tenants’ request for security services, Landlord may, but shall not be required to, appoint a committee of such tenants to assist Landlord in the selection and administration of any such services. In no event shall Landlord have any responsibility or liability for the selection of such security services provider, or for any acts, errors or omissions of any such security service provider, and Tenants agree to look solely to the provider of such services for any claims arising thereunder.

16. SIGNS. Tenant shall not, without Landlord’s prior written consent (which consent may be withheld in Landlord’s sole discretion), install or affix to any portion of the Building any exterior or interior window, door or other signs, lettering, placards or the like (collectively “Signs”). If Landlord consents to the erection of any Signs, such Signs shall comply with any sign criteria imposed by Landlord and all Laws. Tenant may use as its advertised business address the name of the Building as it appears in the Basic Lease Information. Tenant shall not use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises, and Tenant shall not acquire any property right in or to any name which contains such name or a part thereof. Any permitted use by Tenant of the name of the Building during the Term shall not permit Tenant to use, and Tenant shall not use, such words either after the expiration or termination of the Lease or at any other location. Landlord reserves the right to change the name of the Building at any time.

17. ENCUMBRANCES.

17.1 Subordination. This Lease is expressly made subject and subordinate to any mortgage, deed of trust, ground lease, underlying lease or like encumbrance affecting any part of the Building or any interest of Landlord therein which is now existing or hereafter executed or recorded (“Encumbrance”); provided, however, that such subordination shall only be effective, as to future Encumbrances, if the holder of the Encumbrance agrees that this Lease shall survive the termination of the Encumbrance by lapse of time, foreclosure or otherwise so long as Tenant is not in default under this Lease. Provided the conditions of the preceding sentence are satisfied, Tenant shall execute and deliver to Landlord, within ten (10) days after written request therefor by Landlord and in a form reasonably requested by Landlord, any additional documents evidencing the subordination of this Lease with respect to any such Encumbrance and the nondisturbance agreement of the holder of any such Encumbrance. If the interest of Landlord in the Building is transferred pursuant to or in lieu of proceedings for enforcement of any Encumbrance, Tenant shall immediately and automatically attorn to the new owner, and this Lease shall continue in full force and effect as a direct lease between the transferee and Tenant on the terms and conditions set forth in this Lease.

17.2 Mortgagee Protection. Tenant agrees to give any holder of any Encumbrance covering any part of the Building (“Mortgagee”), by registered mail, a copy of any notice of default served upon Landlord by Tenant, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of such Mortgagee. If Landlord shall have failed to cure such default within thirty (30) days from the effective date of such notice of default, then the Mortgagee shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default (including the time necessary to foreclose or otherwise terminate its Encumbrance, if necessary to effect such cure), and this Lease shall not be terminated so long as such remedies are being diligently pursued.

18. ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS.

18.1 Estoppel Certificates. Within ten (10) days after written request therefor, Tenant shall execute and deliver to Landlord, in a form provided by or satisfactory to Landlord, a certificate stating that this Lease is in full force and effect, describing any amendments or modifications hereto, acknowledging that this Lease is subordinate or prior, as the case may be, to any Encumbrance and stating any other information Landlord may reasonably request, including the Term, the monthly Base Rent, the date to which Rent has been paid, the amount of any Security Deposit or prepaid Rent, whether either party hereto is in default under the terms of the Lease, and whether Landlord has completed its construction obligations hereunder (if any). Tenant irrevocably constitutes, appoints and authorizes Landlord as Tenant’s special attorney-in-fact for such purpose to complete, execute and deliver such certificate if Tenant fails timely to execute and deliver such certificate as provided above. Any person or entity purchasing, acquiring an interest in or extending financing with respect to the Building shall be entitled to rely upon any such certificate. If Tenant fails to deliver such certificate within ten (10) days after Landlord’s second written request therefor, Tenant shall be liable to Landlord for any damages incurred by Landlord including any profits or other benefits from any financing of the Building or any interest therein which are lost or made unavailable as a result, directly or indirectly, of Tenant’s failure or refusal to timely execute or deliver such estoppel certificate.

18.2 Financial Statements. Upon request by Landlord, not more than once a year, Tenant shall deliver to Landlord a copy of the financial statements (including at least a year end balance sheet and a statement of profit and loss) of Tenant (and of each guarantor of Tenant’s obligations under this Lease) for each of the three most recently completed years, prepared in accordance with generally accepted accounting principles (and, if such is Tenant’s normal practice, audited by an independent certified public accountant), all then available subsequent interim statements, and such other financial information as may reasonably be requested by Landlord or required by any Mortgagee.

19. RIGHT OF ENTRY. Landlord and its agents shall have free access to the Premises during all reasonable hours for the purpose of examining the same to ascertain if they are in good repair, making repairs or installations which Landlord may be required or permitted to make hereunder, performing Landlord’s obligations under this Lease, protecting the Premises, posting notices of nonresponsibility, and exhibiting the same to prospective purchasers, lenders or tenants.

20. ATTORNEYS’ FEES. In the event of any dispute between Landlord and Tenant in any way related to this Lease, the non-prevailing party shall pay to the prevailing party all reasonable attorneys’ fees and costs and expenses of any type incurred by the prevailing party in connection with any action or proceeding (including any appeal and the enforcement of any judgment or award), whether or not the dispute is litigated or prosecuted to final judgment. The “prevailing party” shall be determined based upon an assessment of which party’s major arguments or positions taken in the action or proceeding could fairly be said to have prevailed (whether by compromise, settlement, abandonment by the other party of its claim or defense, final decision, after any appeals, or otherwise) over the other party’s major arguments or positions on major disputed issues.

21. SECURITY DEPOSIT. Upon execution of this Lease, Tenant will deposit with Landlord the security deposit described in the Basic Lease Information (“Security Deposit”) as security for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease including, but not limited to, the provisions relating to the payment of Rent, Landlord may use, apply or retain all or any part of this Security Deposit for the payment of any Rent in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant’s default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant’s default. If any portion of such deposit is so used or applied, Tenant shall within five (5) days after written demand therefor deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant’s failure to do so shall be a material breach of this Lease. Landlord is not a trustee of the Security Deposit, and shall not be required to keep the Security Deposit separate from its general funds. Tenant shall not be entitled to interest on such deposit. If Tenant fully and faithfully performs every provision of this Lease to be performed by it, the remaining balance of the Security Deposit shall be returned to Tenant or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder, within the time required by law.

22. INTEREST. In addition to the late charges referred to in Paragraph 4.4 - Late Charges, which are intended to defray Landlord’s costs resulting from late payments, any payment from Tenant to Landlord not paid when due (including Base Rent and Tenant’s Pro Rata share of Increases in Base Rent) shall at Landlord’s option bear interest from the date due until paid to Landlord by Tenant at the discount rate of the Federal Reserve Bank of San Francisco at the time of the date due plus ten percent (10%) or the maximum lawful rate that Landlord may charge to Tenant under applicable laws, whichever is less (the “Stipulated Rate”). Acceptance of any interest shall not constitute a waiver of Tenant’s default with respect to the overdue sum or prevent Landlord from exercising any of its other rights and remedies under this Lease.

23. GUARANTY. If so shown on the Basic Lease Information, this Lease shall be guaranteed by the referenced Guarantor pursuant to terms of the Guaranty attached as EXHIBIT D.

24. RELOCATION. If Landlord, in its sole discretion, requires the Premises for use in conjunction with another suite or for other reasons connected with Landlord’s intended use of the Building, upon notifying Tenant in writing, Landlord shall have the right to either relocate Tenant to other space in the Building, provided that Landlord shall pay the reasonable cost (to the extent such costs are submitted in writing to Landlord and approved in writing by Landlord prior to such move) of moving Tenant’s Trade Fixtures and personal property to the new space and of providing comparable Tenant Improvements in the new space, and the terms and conditions of the original Lease shall remain in full force and effect, except that a revised EXHIBIT A shall become part of this Lease and shall reflect the location of the new space. However, if the new space does not meet with the Tenant’s approval, Tenant shall have the right to cancel this lease upon giving Landlord sixty (60) days notice within ten (10) days of receipt of Landlord’s notification. If Tenant does not approve of the new space in writing within ten (10) days after receipt of Landlord’s notification, Landlord shall have the right to withdraw its relocation notice, in which event this Lease shall terminate effective as of the date the relocation was to be effective.

25. MISCELLANEOUS.

25.1 Time of Essence. Time is of the essence with respect to the performance of every provision of this Lease (except delivery of possession of the Premises to Tenant).

25.2 Captions. The article and paragraph captions contained in this Lease are for convenience only and shall not be considered in the construction or interpretation of any provision hereof.

25.3 Entire Agreement and Amendments. This Lease, including the Exhibits and any Addenda attached hereto, and the documents referred to herein, if any, constitute the entire agreement between Landlord and Tenant with respect to the leasing of space by Tenant in the Building, and supersede all prior or contemporaneous agreements, understandings, proposals and other representations by or between Landlord and Tenant, whether written or oral. Neither Landlord nor Landlord’s agents have made any representations or warranties with respect to the Premises, the Building, the Building or this Lease except as expressly set forth herein, and no rights, easements or licenses shall be acquired by Tenant by implication or otherwise unless expressly set forth herein. The submission of this Lease for examination does not constitute an option for the Premises and this Lease shall become effective as a binding agreement only upon execution and delivery thereof by Landlord to Tenant. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

25.4 Notice. All notices and any other communications permitted or required under this Lease must be in writing and will be effective (i) immediately upon delivery in person or by facsimile, provided delivery is made during regular business hours or receipt is acknowledged by a person reasonably believed by the delivering party to be employed by the recipient; (ii) 24 hours after deposit with a commercial courier or delivery service for overnight delivery, provided delivery is made during regular business hours or receipt is acknowledged by a person reasonably believed by the delivering party to be employed by the recipient; or (iii) three days after deposit with the United States Postal Service, certified mail, return receipt requested, postage prepaid. All notices must be properly addressed and delivered to the parties at the addresses for notices set forth in the Basic Lease Information. Either party may change its address for notices hereunder by a notice to the other party complying with this Paragraph.

25.5 Holdover. This Lease shall terminate without further notice at the expiration of the Term. Any holding over after the expiration or termination of the Lease without the consent of Landlord shall be construed to be a tenancy from month to month, at two hundred percent (200%) of the Base Rent for the month immediately preceding the expiration or termination of the Lease in addition to all other Rent payable hereunder, and shall otherwise be on the terms and conditions herein specified insofar as applicable. If Tenant remains in possession of the Premises after the expiration or termination of the Lease without Landlord’s consent, Tenant shall indemnify, defend and hold Landlord and Landlord’s employees, agents and partners harmless from and against any claim, loss, damage, expense or liability resulting from Tenant’s failure to surrender the Premises, including without limitation, any claims made by any succeeding tenant based upon delay in the availability of the Premises.

25.6 Brokers. Except for the brokers listed in the Basic Lease Information (“Brokers”), Tenant warrants and represents that it has had no dealings with any real estate broker or agent acting on Tenant’s behalf in connection with this Lease. Tenant agrees to defend, indemnify and hold Landlord and Landlord’s employees, agents and partners harmless from and against any and all liabilities or expenses, including attorneys’ fees and costs, arising out of or in connection with any broker, other than Brokers, or individual claiming to be acting on Tenant’s behalf.

25.7 Acceptance. Delivery of this Lease, duly executed by Tenant, constitutes an offer to lease the Premises, and under no circumstances shall such delivery be deemed to create an option or reservation to lease the Premises for the benefit of Tenant. This lease shall only become effective and binding upon full execution hereof by Landlord and delivery of a signed copy to Tenant.

25.8 Waiver. The waiver by Landlord of any breach of any term, condition or covenant of this Lease shall not be deemed to be a waiver of such provision or any subsequent breach of the same or any other term, condition or covenant of this Lease. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach at the time of acceptance of such payment. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord.

25.9 Separability. If one or more of the provisions contained herein, except for the payment of Rent, is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein.

25.10 Joint and Several Liability. If Tenant consists of more than one person or entity, the obligations of each Tenant under this Lease shall be joint and several.

25.11 Recording. Tenant shall not record this Lease or any memorandum thereof.

25.12 Force Majeure. If Landlord is delayed, interrupted or prevented from performing any of its obligations under this Lease, and such delay, interruption or prevention is due to fire, act of God, governmental act or failure to act, labor dispute, unavailability of materials or any cause outside the reasonable control of Landlord, then the time for performance of the affected obligations of Landlord shall be extended for a period equivalent to the period of such delay, interruption or prevention.

25.13 Landlord’s Liability. The term “Landlord,” as used in this Lease, shall mean only the owner or owners of the Building at the time in question. In the event of any conveyance of title to the Building, then from and after the date of such conveyance, the transferor Landlord shall be relieved of all liability with respect to Landlord’s obligations to be performed under this Lease after the date of such conveyance. Notwithstanding any other term or provision of this Lease, the liability of Landlord for its obligations under this Lease is limited solely to Landlord’s interest in the Building as the same may from time to time be encumbered, and no personal liability shall at any time be asserted or enforceable against any other assets of Landlord or against Landlord’s partners or members or its or their respective partners, shareholders, members, directors, officers or managers on account of any of Landlord’s obligations or actions under this Lease.

25.14 Exhibits. The Basic Lease Information, and all exhibits, amendments, riders and addenda attached hereto are hereby incorporated herein and made a part hereof.

25.15 Tenant Improvements. The construction of any initial improvements to the interior of the Premises shall be subject to the terms of Exhibit F.

25.16 Conditions. All agreements of Tenant contained in this Lease, whether expressed as conditions or covenants, shall be construed to be both conditions and covenants, conferring upon Landlord, in the event of a breach thereof, the right to terminate this Lease.

25.17 No Partnership or Joint Venture. Nothing in this Lease shall be construed as creating a partnership or joint venture between Landlord, Tenant, or any other party, or cause Landlord to be responsible for the debts or obligations of Tenant or any other party.

25.18 Construction. This Lease shall not be construed either for or against Tenant or Landlord, but shall be construed in accordance with the general tenor of the language. This Lease shall be construed in accordance with the laws of the State of California.

25.19 Binding Effect. Subject to the provisions of Article 17 - Encumbrances and Article 10 - Assignment and Subletting, all of the provisions hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

25.20 Authority. If Tenant is a corporation, partnership, limited liability company or other form of business entity, each of the persons executing this Lease on behalf of Tenant warrants and represents that Tenant is a duly organized and validly existing entity, that Tenant has full right and authority to enter into this Lease and that the persons signing on behalf of Tenant are authorized to do so and have the power to bind Tenant to this Lease. Tenant shall provide Landlord upon request with evidence reasonably satisfactory to Landlord confirming the foregoing representations.

IN WITNESS WHEREOF, Landlord and Tenant have entered into this Lease as of the date first above written.

TENANT:

By:	Dolby Laboratories Inc.

Its:	/s/ MARTIN A. JAFFE
Martin Jaffe, Vice President Business Affairs

By:

Its:

LANDLORD:

By:	Dolby Properties, LLC

Its:	/s/ JANET L. DALY
Janet Daly, Managing Member

EXHIBIT A

ATTACHED TO AND FORMING A PART OF LEASE

DATED AS OF MAY 5, 2003

BETWEEN DOLBY PROPERTIES, LLC AS LANDLORD

AND

DOLBY LABORATORIES INC., AS TENANT

PREMISES

EXHIBIT A - Page 1

EXHIBIT B

ATTACHED TO AND FORMING A PART OF LEASE

DATED AS OF MAY 5, 2003

BETWEEN DOLBY PROPERTIES, LLC AS LANDLORD

AND

DOLBY LABORATORIES INC., AS TENANT

ADDITIONAL PROVISIONS -NONE

EXHIBIT B - Page 1

EXHIBIT C

ATTACHED TO AND FORMING A PART OF LEASE

DATED AS OF MAY 5, 2003

BETWEEN DOLBY PROPERTIES, LLC AS LANDLORD

AND

DOLBY LABORATORIES INC., AS TENANT

RULES AND REGULATIONS

(a)	Tenant and Tenant’s employees shall not in any way obstruct the sidewalks, entry passages, pedestrian passageways, driveways, entrances and exits to the Building, and they shall use the same only as passageways to and from their respective work areas.

(b)	Any sash doors, sashes, windows, glass doors, lights and skylights that reflect or admit light into the Common Areas of Building shall not be covered or obstructed by Tenant. Water closets, urinals and wash basins shall not be used for any purpose other than those for which they were constructed, and no rubbish, newspapers, food or other substance of any kind shall be thrown into them. Tenant shall not mark, drive nails, screw or drill into, paint or in any way deface the exterior walls, roof, foundations, bearing walls or pillars without the prior written consent of Landlord, which consent may be withheld in Landlord’s sole discretion. The expense of repairing any breakage, stoppage or damage resulting from a violation of this rule shall be borne by Tenant.

(c)	No awning or shade shall be affixed or installed over or in the windows or the exterior of the Premises except with the consent of Landlord, which may be withheld in Landlord’s discretion.

(d)	No boring or cutting for wires shall be allowed, except with the consent of Landlord, which consent may be withheld in Landlord’s sole discretion.

(e)	Tenant shall not do anything in the Premises, or bring or keep anything therein, which will in any way increase or tend to increase the risk of fire or the rate of fire insurance or which shall conflict with the regulations of the fire department or the law or with any insurance policy on the Premises or any part thereof, or with any rules or regulations established by any administrative body or official having jurisdiction, and it shall not use any machinery therein, even though its installation may have been permitted, which may cause any unreasonable noise, jar, or tremor to the floors or walls, or which by its weight might injure the floors of the Premises.

(f)	Landlord may limit weight, size and position of all safes, fixtures and other equipment used in the Premises. If Tenant shall require extra heavy equipment, Tenant shall notify Landlord of such fact and shall pay the cost of structural bracing to accommodate it. All damage done to the Premises or Building by installing, removing, or maintaining extra heavy equipment shall be repaired at the expense of Tenant.

(g)	Tenant and Tenant’s Representatives and Visitors shall not make nor permit any loud, unusual or improper noises nor interfere in any way with other tenants or those having business with them, nor bring into or keep within the Building any animal, or any bicycle or other vehicle, except such vehicle as Landlord may from time to time permit. Tenant and Tenant’s Representatives and Visitors shall not throw refuse or other substances or litter of any kind in or about the Building, except in receptacles placed therein for such purposes by Landlord or government authorities.

(h)	No machinery of any kind will be allowed in the Premises without the written consent of Landlord. This shall not apply, however, to customary office equipment or trade fixtures.

(i)	All freight must be moved into, within and out of the Premises only during such hours and according to such regulations as may be posted from time to time by Landlord.

EXHIBIT C - Page 1

(j)	No aerial shall be erected on the roof or exterior walls of the Premises, or on the grounds, without in each instance, the written consent of Landlord. Any aerial so installed without such written consent shall be subject to removal without notice at any time. Landlord may withhold consent in its sole discretion.

(k)	All garbage, including wet garbage, refuse or trash shall be placed by the Tenant in the receptacles provided by the Landlord for that purpose and only during those times prescribed by the Landlord.

(l)	Tenant shall not burn any trash or garbage at any time in or about the Premises or any area of the Building.

(m)	Tenant shall observe all security regulations issued by the Landlord and comply with instructions and/or directions of the duly authorized security personnel for the protection of the Building and all tenants therein.

(n)	Any requirements of Tenant will be considered only upon written application to Landlord at Landlord’s address set forth in the Lease.

(o)	No waiver of any rule or regulation by Landlord shall be effective unless expressed in writing and signed by Landlord or its authorized agent.

(p)	Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of the Law or the rules and regulations of the Building.

(q)	Landlord reserves the right at any time to change or rescind any one or more of these rules or regulations or to make such other and further reasonable rules and regulations as, in Landlord’s judgment, may from time to time be necessary for the operation, management, safety, care and cleanliness of the Building and the Premises, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants of the Building. Landlord shall not be responsible to Tenant or to any other person for the non-observance or violation of the rules and regulations by any other tenant or other person. Tenant shall be deemed to have read these rules and to have agreed to abide by them as a condition to its occupancy of the Premises.

(r)	Tenant shall abide by any additional rules or regulations which are ordered or requested by any governmental or military authority.

(s)	In the event of any conflict between these rules and regulations or any further or modified rules and regulations from time to time issued by Landlord and the Lease provisions, the Lease provisions shall govern and control.

(t)	Landlord specifically reserves to itself or to any person or firm it selects, (i) the right to place in and upon the Building, coin-operated machines for the sale of cigarettes, candy and other merchandise or service, and (ii) the revenue resulting therefrom. Neither party shall place or permit vending machines in the Premises.

(u)	Normal business hours for the Building shall be from 8 a.m. to 6 p.m., Monday through Friday, excluding holidays.

EXHIBIT C - Page 2

EXHIBIT D

ATTACHED TO AND FORMING A PART OF LEASE

DATED AS OF MAY 5, 2003

BETWEEN DOLBY PROPERTIES, LLC AS LANDLORD

AND

DOLBY LABORATORIES INC., AS TENANT

LEASE GUARANTY

GUARANTOR: NONE

EXHIBIT D - Page 1

EXHIBIT E

ATTACHED TO AND FORMING A PART OF LEASE

DATED AS OF MAY 5, 2003

BETWEEN DOLBY PROPERTIES, LLC AS LANDLORD

AND

DOLBY LABORATORIES INC., AS TENANT

CONSTRUCTION RIDER

1. Tenant Improvements. Landlord shall, at its own cost and expense, through a contractor designated by the Landlord, demolish the existing interior walls. Landlord shall proceed with reasonable diligence to cause the Tenant Improvements to be Substantially Completed on or prior to the Scheduled Commencement Date. The Tenant Improvement shall be deemed to be “Substantially Completed” when the interior walls have been demolished and the Premise is in a clean condition. (The definition of Substantially Completed shall also define the terms “Substantial Completion” and “Substantially Complete.”)

2. Delivery of Premises. Upon Substantial Completion of the Tenant Improvements, Landlord shall deliver possession of the Premises to Tenant. If Landlord has not Substantially Completed the Tenant Improvements and tendered possession of the Premises to Tenant on or before the Scheduled Commencement Date specified in Paragraph 3 of the Lease, or if Landlord is unable for any other reason to deliver possession of the Premises to Tenant on or before such date, neither Landlord nor its Representatives shall be liable to Tenant for any damage resulting from the delay in completing such construction obligations and/or delivering possession to Tenant and the Lease shall remain in full force and effect unless and until it is terminated under the express provisions of this Paragraph. If any delays in Substantially Completing the Tenant Improvements are attributable to Tenant Delays, then the Premises shall be deemed to have been Substantially Completed and delivered to Tenant on the date on which Landlord could have Substantially Completed the Premises and tendered the Premises to Tenant but for such Tenant Delays.

Notwithstanding the foregoing, if the Commencement Date has not occurred or been deemed to have occurred within six (6) months after the Scheduled Commencement Date, either party, by written notice to the other party given within ten (10) days after the expiration of such six (6) month period, may terminate this Lease without any liability to the other party; provided, however, that if the delay in the Commencement Date is caused by delays of the type described in Paragraph 25.12 - Force Majeure of the Lease, and if Tenant elects to terminate as provided above, then Tenant shall reimburse Landlord, within thirty (30) days after receipt of notification from Landlord of the amounts due, for any amounts expended or incurred by Landlord for the design, construction and installation of the Tenant Improvements and for brokerage commissions and legal fees in connection with the preparation and negotiation of the Lease. If Tenant fails to perform any of Tenant’s obligations under this Construction Rider within the time periods specified herein, Landlord may, in lieu of terminating the Lease under the foregoing provisions, treat such failure of performance as an event of default under the Lease.

3. Access to Premises. Landlord shall allow Tenant and Tenant’s Representatives to enter the Premises prior to the Commencement Date to permit Tenant to make the Premises ready for its use and occupancy; provided, however, that prior to such entry of the Premises, Tenant shall provide evidence reasonably satisfactory to Landlord that Tenant’s insurance, as described in Article 8 - Insurance and Indemnity of the Lease, shall be in effect as of the time of such entry. Such permission may be revoked at any time upon twenty-four (24) hours’ notice, and Tenant and its Representatives shall not interfere with Landlord or Landlord’s contractor in completing the Building or the Tenant Improvements.

Tenant agrees that Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant’s property placed upon or installed in the Premises prior to the Commencement Date, the same being at Tenant’s sole risk, and Tenant shall be liable for all injury, loss or damage to persons or property arising as a result of such entry into the Premises by Tenant or its Representatives.

EXHIBIT E - Page 1

4. Ownership of Tenant Improvements. All Tenant Improvements, whether installed by Landlord or Tenant, shall become a part of the Premises, shall be the property of Landlord and, subject to the provisions of the Lease, shall be surrendered by Tenant with the Premises, without any compensation to Tenant, at the expiration or termination of the Lease in accordance with the provisions of the Lease.

EXHIBIT E - Page 2